UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

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Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund, Nuveen Santa Barbara Growth Opportunities Fund and Nuveen Rittenhouse Growth Fund all feature management by Santa Barbara Asset Management, LLC (Santa Barbara). Santa Barbara is an affiliate of Nuveen Investments, Inc. We recently spoke with James Boothe, CFA, portfolio manager for the Nuveen Santa Barbara Dividend Growth Fund; Michael Mayfield, co-portfolio manager for the Nuveen Santa Barbara Growth Fund; George Tharakan, CFA, portfolio manager of the Nuveen Santa Barbara Growth Opportunities Fund; and Nancy Crouse, CFA, co-portfolio manager with James Jolinger, Daniel Roarty, CFA, and Robert Norton of the Nuveen Rittenhouse Growth Fund, about the key investment strategies and performance of the Funds for the six-month period ended January 31, 2009.

In the last month of the reporting period, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. (“Rittenhouse”), the Nuveen Rittenhouse Growth Fund’s sub-adviser, were consolidated with Santa Barbara Asset Management, LLC (“SBAM”), a wholly-owned subsidiary of Nuveen Investments, Inc. and an affiliate of Rittenhouse. There have been no changes in the Nuveen Rittenhouse Growth Fund’s portfolio management team, although as a result of the consolidation, SBAM became the sub-adviser to the Fund.

How did the Funds perform during the six-month period ended January 31, 2009?

During the reporting period equity markets sustained some of the worst performance in several decades. Markets across the globe, from the most developed of nations like the U.S. and U.K. to developing nations like India and China witnessed unprecedented sell-offs, resulting in equity losses last seen during The Great Depression. As a result of this environment, our Funds and the benchmarks they are measured against had negative returns during the reporting period.

The table on page three provides performance information for the four Funds (Class A Shares at net asset value) for the six-month, one-year, five-year, ten-year and since inception periods ended January 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund showed a negative return, but outperformed both of its comparative indexes for the six-month period ended January 31, 2009. Our stock selection in financial and industrial sectors was the main contributor to the Fund’s outperformance of its indexes. In financials, our bias to regional banks helped as large money center banks were exposed more to credit quality deterioration. Also, our industrial stocks benefited from broad diversification. In addition, our earlier sale of General Electric (a large component of the industrial sector) contributed to the Fund’s outperformance versus its benchmarks.

We maintained our core strategy during the reporting period which focused on owning

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 1/31/09

		Average Annual
	Cumulative 6-Month	1-Year	5-Year	10-Year	Since inception*
Nuveen Santa Barbara Dividend Growth Fund A Shares at NAV	-26.30%	-30.04%	NA	NA	-4.33%
A Shares at Offer	-30.53%	-34.06%	NA	NA	-6.30%
Lipper Equity Income Funds Index[1]	-32.53%	-38.43%	NA	NA	-12.52%
S&P 500 Index[2]	-33.95%	-38.63%	NA	NA	-12.81%

Nuveen Santa Barbara Growth Fund
A Shares at NAV	-32.60%	-33.30%	NA	NA	-12.73%
A Shares at Offer	-36.49%	-37.14%	NA	NA	-14.52%
Lipper Multi-Cap Core Funds Index[3]	-36.35%	-40.38%	NA	NA	-14.08%
Russell 1000 Growth Index[4]	-34.31%	-36.44%	NA	NA	-11.93%

Nuveen Santa Barbara Growth Opportunities Fund
A Shares at NAV	-40.36%	-42.47%	NA	NA	-17.06%
A Shares at Offer	-43.77%	-45.77%	NA	NA	-18.77%
Lipper Mid-Cap Core Funds Index[5]	-36.88%	-38.47%	NA	NA	-13.95%
Russell 2500 Growth Index[6]	-40.12%	-40.14%	NA	NA	-15.72%

		Average Annual
	Cumulative 6-Month	1-Year	5-Year	10-Year	Since inception*
Nuveen Rittenhouse Growth Fund
A Shares at NAV	-31.47%	-33.60%	-5.64%	-4.93%	-2.42%
A Shares at Offer	-35.40%	-37.42%	-6.75%	-5.50%	-2.94%
Lipper Large-Cap Growth Funds Index[7]	-36.79%	-39.22%	-5.37%	-5.86%	-2.06%
Russell 1000 Growth Index[4]	-34.31%	-36.44%	-4.76%	-5.29%	-1.42%
Russell Top 200 Growth Index[8]	-31.65%	-34.12%	-4.93%	-6.22%	-1.85%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

*	Since inception returns for the Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund are as of 3/28/2006 and for the Nuveen Rittenhouse Growth Fund are as of 12/31/1997.

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

companies that were paying their dividends. This worked well for a few of our positions. Abbott Laboratories was one of the top performing stocks as the company beat Wall Street earnings estimates and raised their 2009 earnings guidance. This diversified health company performed well in all of its divisions. The flagship product Humira expanded its applications and its new stent was approved for use in America. FPL Group, Inc. was also one of the Fund’s better performers during the period due to several factors. It produces electricity through natural gas, wind, nuclear, oil, hydro, and other resources. The company benefited from a decrease in the cost of natural gas by the end of the period. FPL’s generating assets and hedging contracts around those assets allow the company to profit more when the price of natural gas is low. Also contributing to the stock’s performance was the legislation signed into law which extended many of the Energy Efficiency Tax Incentives first enacted in 2005 but expired at the end of 2007 or were scheduled to expire at the end of 2008. Lastly, cigarette manufacturer Lorillard, Inc. also positively contributed to performance. Their earnings were helped by a pricing increase that took effect in the second half of 2008, as well as a federal excise tax increase, which was less than expected.

While we did outperform the Fund’s respective indexes, overall performance was disappointing. Financial services stocks, while a comparative plus, contributed to the Fund’s poor absolute performance. Manulife Financial is the largest life insurance company in Canada with operations in the U.S. and Asia. Its products are fixed and variable annuities that contain benefit guarantees which required additional reserving for policyholder shortfalls in the coming years due to market declines. These non-cash charges served to reduce earnings throughout 2008. PNC Financial Services, like many commercial banks, experienced increased delinquencies in its commercial loan portfolio and needed to reserve for loan losses, thus impacting earnings in 2008. In addition, U.S. Bancorp saw an increase in loan delinquencies and charge-offs.

We eliminated two positions from the Fund during the period, Fidelity National Financial and Pearson PLC. Fidelity, the nation’s largest title insurance company, was sold because we anticipated a dividend cut was forthcoming. The company did later cut its dividend payout. Pearson PLC, the largest textbook publisher, was sold due to concerns with its largest customer base, state governments. Many state budgets were in deficit and we were concerned that spending on education would be delayed or slashed outright.

We added Sherwin-Williams to the portfolio over the period. The company fits our strategy by providing an attractive yield, above average dividend growth rates, and a low beta. Sherwin has a history of increasing dividends for 30 consecutive years. The company has a unique business model, strong cash generation, and high returns on equity and capital. Sherwin-Williams is the least exposed among home improvement vendors to new home sales.

Nuveen Santa Barbara Growth Fund

The Nuveen Santa Barbara Growth Fund Class A Shares at net asset value also posted a negative return for the period, but outperformed both of its comparative indexes. In general, the Fund benefited on a comparative basis from the overall market volatility. As investor sentiment shifted to high quality, growth companies fared relatively better over the period.

Several positions positively impacted comparative performance. Gilead Sciences, a leading bio-pharmaceutical company, benefited from strong growth of its Truvada product, which is a dominant AIDS drug. Quest Diagnostics, which provides clinical medical testing through its network of labs, has continued to grow its business despite the difficult economy. Affiliated Computer is an outsourced provider of business process and information technology services for commercial and government clients. The company has seen growth as their clients continue to outsource their non-essential IT work in order to cut costs.

Semi-Annual Report    Page 4

While the Fund outperformed its indexes, its overall performance was negative. Specifically, the Fund was negatively impacted by its holdings in United States Steel, Schlumberger and Aflac Inc. United States Steel is a vertically integrated steel producer whose business has been affected by the steep decline in commodity prices as a result of the global economic slowdown. Schlumberger is a provider of technology, project management, and information solutions to the oil and gas industry. The decline in oil and gas prices has negatively impacted the company’s project bookings. Aflac is a provider of supplemental health and life insurance and benefits. The decline in the securities markets has adversely affected the company’s balance sheet.

We did take advantage of the market volatility to add to positions in our portfolio. This included McDonald’s, which we believe will benefit from consumers trading down from casual dining to quick-service food providers. The company should also see growth from increased product offerings, such as premium coffee, and international expansion. We also added Monsanto Co., which is a global provider of seed and other products for farmers. The company should see continued growth as a result of their technological innovation that offers novel solutions for drought, weed, and pest problems. Lastly, we added Teva Pharmaceutical Industries, the world’s largest maker of generic drugs, which could become a larger portion of the overall pharmaceutical market.

We eliminated several positions from the portfolio, including U.S. Steel Corp. which we discussed earlier. We also eliminated McGraw-Hill Companies Inc., which could see a decline in textbook sales as result of a decline in expenditures by states and their school districts. The company also has been affected by declining revenues in its S&P credit rating business. We also sold Assurant Inc., a specialty insurer, which had seen gains in underwriting from its foreclosed home insurance business but its balance sheet has been negatively affected by the overall decline in the securities markets. In addition, we sold Automated Data Processing Inc., a payroll services provider, that has been negatively affected by job losses and declines in the interest earned on its float.

Nuveen Santa Barbara Growth Opportunities Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Growth Opportunities Fund underperformed both of its comparative indexes for the six-month period ended January 31, 2009. The Fund’s performance was primarily hurt by individual stock selection in the materials sector, as investors moved away from this sector due to the decline in commodity prices and reduction in global demand for natural resources. The Fund’s performance during the period was also hurt partially due to stock selection in the financial sector, even though, due to the ongoing financial crisis, we have been relatively underweight this space for some time. The Fund benefited from its underweight position in the energy sector, which experienced erratic return patterns due to the volatility in oil and gas prices. Also, our stock selection in both the information technology and telecom services sectors helped performance.

The best performing stocks were Biovail Corp., Check Point Software, and Shaw Group. We are positive on Biovail, a company that develops, manufactures and distributes pharmaceutical products, including generics. Biovail maintains a strong products pipeline, and should benefit from its recent acquisitions and a new management team. Check Point Software is one of the world’s largest providers of internet and data security software. The company should continue to profit from the ongoing appliance product cycle and its recent acquisition of the Nokia security business, as well as from its strong balance sheet and share buybacks. Shaw Group provides engineering and construction services to the energy, environmental and infrastructure industries, and is positioned to benefit from the long-term power construction cycle in the United States. We continue to own shares of all these stocks.

The worst performing stocks were Kansas City Southern, CF Industrial Holdings and Rowan

Semi-Annual Report    Page 5

Companies. Kansas City Southern is a railroad operator, mainly in the South and Central U.S., and also into Mexico. The company has been hurt by a decline in rail volumes due to the ongoing economic slowdown. CF Industries manufactures and distributes fertilizer products in North America. Its business has been hurt by the decline in fertilizer prices and the slowdown in the economy. Rowan Companies provides international and domestic contract drilling services and equipment manufacturing for the drilling, mining and timber industries. The company has been hurt by the decline in oil prices and slowdown in the economy. We continue to own all these stocks.

We added several names to the Fund over the period. One of the additions was AmerisourceBergen, a leading drug distributor. The company is expected to modestly grow revenues and expand margins during difficult economic conditions, and continue to increase profits at a low double-digit rate, due to its focus on new business and the impact of acquisitions. We also added Waters Corp., a leading supplier of scientific lab instruments used to analyze the chemical and physical properties of a wide range of substances. The company continues to actively manage its balance sheet through debt pay downs and share repurchases, while also reducing costs and maintaining margins. Organic sales growth is expected to remain positive, despite the ongoing economic slowdown. Lastly, we added Xilinx, which manufactures and distributes semiconductor devices and integrated circuits. We believe that Xilinx’s products offer competitive advantages, which should allow the company to maintain revenue and earnings strength relative to the semiconductor group.

We eliminated several positions in the portfolio throughout the period as well. Assurant, a provider of homeowners, credit, life and health insurance, experienced losses in its investment portfolio significant enough to threaten the company’s financial strength. We therefore sold our position as economic conditions appeared to worsen. We also eliminated Methanex, which produces and markets methanol. Weak demand, lower business volumes and pricing, inventory write-downs, and trading losses have all weighed on operating results, as the extremely depressed economic conditions negatively impacted our outlook for the company. Palm Inc. was sold due to our belief that the company faces severe headwinds due to reduced consumer spending during the ongoing economic slowdown. Furthermore, the company faces ongoing equity dilution due to continuing increases in shares outstanding. Lastly, we eliminated Ternium, which produces, markets and distributes a broad range of steel products. The company has been negatively impacted by reduced demand due to the ongoing economic slowdown and subsequent decline in the price of steel. Also, Ternium was exposed to the nationalization of Venezuela’s steel plants.

Nuveen Rittenhouse Growth Fund

The Nuveen Rittenhouse Growth Fund Class A Shares at net asset value produced a negative return, but outperformed both its comparative indexes during the six-month period ended January 31, 2009. The Fund benefited from its limited exposure to many commodity-oriented stocks and its philosophical bias toward owning companies of higher financial quality.

Stock selection and sector allocation both contributed positively to the Fund’s relative performance. Stock selection relative to the Russell 1000 Growth Index was strongly positive in the energy, consumer staples and technology sectors during the period. Our holdings in the financial and industrial sectors underperformed their corresponding Russell 1000 Growth Index sectors holdings. Our sector exposures were slightly positive overall, due primarily to our higher-than-index weighting in health care, which was the best performing Russell 1000 Growth Index sector, and to our relatively underweighted exposure to the financial sector, which turned in the weakest performance during the period. The overall market environment somewhat favored higher quality stocks as measured by Standard and Poors equity ratings. There was little distinction within the large

Semi-Annual Report    Page 6

cap arena between growth and value performance. All managers experienced an environment in which correlation of returns among stocks was much higher than average and price action was quite negative.

Archer Daniels-Midland was one of our top performing stocks during the period. It operates a large global network which originates, processes and distributes food and feedstuff. Their operations encompass the processing of grains and oilseeds for consumption by humans and livestock, the generation of ethanol and other biofuels, and the sourcing and transportation of agricultural commodities. The strong stock performance reflected better-than-expected earnings as they managed well through an environment of volatile and weakening commodity prices. Abbott Laboratories was the second most significant contributor to our performance during the period as the stock was virtually flat against a significant negative return for the index overall. Abbott Labs is a diversified provider of pharmaceutical, biologics and various medical devices (drug-eluting stents, diagnostic products) with strong growth from current products and a robust pipeline of new products. Strong earnings growth, combined with appropriate valuation has continued to generate strong relative performance for this stock. Lastly, Gilead added materially to the Fund’s relative performance due to strong revenue growth despite some investor skepticism about the sustainability of that growth. Gilead’s primary source of growth, its well established franchise of HIV treatments, continued to exceed most forecasts. The stock performed well by holding its value as earnings estimates were revised upward and the valuation (price earnings multiple) held up well.

Although the Fund did outperform its respective indexes, the Fund’s absolute performance for the period was negative. Several stocks in particular contributed to the Fund’s negative return. Electronic Arts was one of the Fund’s weaker holdings during the period. Electronic Arts develops, publishes and markets video game software globally. The stock performed poorly due to weak underlying fundamentals, driven by both the poor consumer spending environment and loss of market share by the company’s currently marketed software. General Electric also performed poorly for the Fund. While General Electric is a well managed and pervasive provider of infrastructure goods, it bears some economic exposure. The stock has been plagued by the results of and sentiment toward its captive finance subsidiary. Due to credit market conditions, investor concerns about General Electric’s ability to maintain capital levels and access funding markets have been the primary cause of poor performance. Weak demand for their industrial products and services due to the ongoing global recession has provided a secondary concern. State Street also was a holding that detracted from performance during the period. While the majority of their businesses insulate this financial entity from many of the credit market risks as they offer custodial, processing, recordkeeping services to investment managers and clients, the company holds exposure to asset-backed commercial paper (ABCP) securities held in off-balance sheet funds. Weak pricing in this ABCP market has generated concern about State Street’s capital adequacy and the potential for a dilutive capital raise.

During the period, we were able to add several positions to the portfolio. Among the most notable purchases during the period were Emerson Electric, Genentech and Western Union. We purchased Emerson Electric given its strong earnings visibility and reasonable valuation. We also find the company’s high level of free cash flow to be attractive given the current economic environment. We purchased Genentech as we saw attractive potential return given our outlook for their currently marketed cancer treatment, Avastin. We further believed that the stock had the potential for strong relative performance in light of the outstanding purchase offer extended by Roche Holdings. Fears that the potential acquisition by Roche would be derailed by the credit crisis negatively impacted Genentech’s share price. We initiated a position in Western Union very late in the reporting period. We find the long-term secular growth potential in

Semi-Annual Report    Page 7

their global payment services business and the scale of their locations around the world to be attractive. They dominate the market for international transmission of funds between “un-banked” consumers and have strong relationships with their agents and customers. Pricing is relatively stable and costs are highly variable, both which help to insulate their earnings stream from the risks of the current economic weakness.

We sold our position in Occidental Petroleum due to concerns over lower production growth and its premium valuation relative to other energy companies. The recent reduction in oil and gas prices makes certain newer projects less economical for Occidental Petroleum and may have an adverse impact on the company’s reserve value. We also sold our position in Texas Instruments as the near-term environment became very uncertain due to broad-based demand weakness in its markets. The longer-term outlook for the company presented increasing challenges due to customer defections in its wireless business as well as a change in overall strategy in this market. In addition, we eliminated our position in Allergan due to concern that the deteriorating economic environment would have a greater impact on their business than investors were anticipating. The stock had appreciated meaningfully following the release of data related to the use of Botox, a key driver of their business, in headaches. The combination of price action and potential risk to their core business (cosmetic pharmaceuticals and breast implants) due to a weakening economy were factored into our decision to sell the stock.

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSBAX	NSBBX	NSBCX	NSBRX
NAV	$16.68	$16.67	$16.67	$16.69
Latest Ordinary Income Distribution[2]	$0.0647	$0.0315	$0.0315	$0.0758
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares		NAV	Offer
1-Year		-30.04%	-34.06%
Since Inception		-4.33%	-6.30%

B Shares		w/o CDSC	w/CDSC
1-Year		-30.59%	-33.34%
Since Inception		-5.04%	-6.34%

C Shares		NAV
1-Year		-30.60%
Since Inception		-5.06%

I Shares		NAV
1-Year		-29.89%
Since Inception		-4.10%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.02%	1.24%	7/31/08
Class B	3.06%	1.99%	7/31/08
Class C	3.07%	1.99%	7/31/08
Class I	1.56%	0.99%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/30/08

A Shares	NAV	Offer
1-Year	-24.61%	-28.93%
Since Inception	-1.48%	-3.57%

B Shares	w/o CDSC	w/CDSC
1-Year	-25.15%	-28.12%
Since Inception	-2.19%	-3.57%

C Shares	NAV
1-Year	-25.20%
Since Inception	-2.23%

I Shares	NAV
1-Year	-24.42%
Since Inception	-1.24%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$23,123
Number of Common Stocks	36

Top Five Common Stock Holdings[3]
Abbott Laboratories	3.3%
Becton, Dickinson & Company	3.3%
International Business Machines Corporation (IBM)	3.2%
YUM! Brands, Inc.	3.1%
New York Community Bancorp, Inc.	3.1%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 9

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Electric Utilities	8.6%
Oil, Gas & Consumable Fuels	8.0%
Commercial Banks	6.8%
Pharmaceuticals	6.0%
Thrifts & Mortgage Finance	5.4%
Communications Equipment	5.2%
Tobacco	5.1%
Diversified Telecommunication Services	4.5%
Health Care Equipment & Supplies	3.3%
Computers & Peripherals	3.2%
Hotels, Restaurants & Leisure	3.1%
Electrical Equipment	2.9%
Beverages	2.9%
Semiconductors & Equipment	2.8%
Gas Utilities	2.8%
IT Services	2.7%
Household Products	2.7%
Commercial Services & Supplies	2.6%
Aerospace & Defense	2.6%
Short-Term Investments	5.7%
Other	13.1%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$737.00	$734.10	$734.00	$737.60	$1,018.70	$1,014.87	$1,014.92	$1,019.96
Expenses Incurred During Period	$5.65	$8.96	$8.92	$4.55	$6.56	$10.41	$10.36	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.29%, 2.05%, 2.04% and 1.04% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSAGX	NSGBX	NSRCX	NSRGX
NAV	$13.54	$13.26	$13.25	$13.63
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares		NAV	Offer
1-Year		-33.30%	-37.14%
Since Inception		-12.73%	-14.52%

B Shares		w/o CDSC	w/CDSC
1-Year		-33.80%	-36.45%
Since Inception		-13.37%	-14.60%

C Shares		NAV
1-Year		-33.82%
Since Inception		-13.39%

I Shares		NAV
1-Year		-33.12%
Since Inception		-12.50%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.26%	1.32%	7/31/08
Class B	3.03%	2.07%	7/31/08
Class C	3.07%	2.07%	7/31/08
Class I	1.68%	1.07%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-31.38%	-35.32%
Since Inception	-11.11%	-13.00%

B Shares	w/o CDSC	w/CDSC
1-Year	-31.89%	-34.61%
Since Inception	-11.76%	-13.05%

C Shares	NAV
1-Year	-31.93%
Since Inception	-11.78%

I Shares	NAV
1-Year	-31.21%
Since Inception	-10.89%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$26,608
Number of Common Stocks	41

Top Five Common Stock Holdings[2]
Quest Diagnostic Incorporated	3.5%
Gilead Sciences, Inc.	3.5%
Raytheon Company	3.3%
XTO Energy, Inc.	3.2%
Accenture Limited	3.1%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 11

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	13.8%
IT Services	6.0%
Machinery	5.9%
Health Care Providers & Services	5.7%
Road & Rail	5.1%
Aerospace & Defense	4.7%
Food Products	4.0%
Pharmaceuticals	3.9%
Biotechnology	3.5%
Diversified Financial Services	3.3%
Oil, Gas & Consumable Fuels	3.2%
Chemicals	3.0%
Communications Equipment	2.7%
Household Products	2.4%
Electrical Equipment	2.3%
Energy Equipment & Services	2.3%
Commercial Services & Supplies	2.3%
Hotels, Restaurants & Leisure	2.2%
Household Durables	2.2%
Short-Term Investments	7.4%
Other	14.1%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$674.00	$671.40	$671.20	$674.80	$1,018.20	$1,014.42	$1,014.42	$1,019.51
Expenses Incurred During Period	$5.86	$9.02	$9.01	$4.77	$7.07	$10.87	$10.87	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.14%, 2.14% and 1.13% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Opportunities Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSOAX	NSOBX	NSOCX	NSORX
NAV	$10.70	$10.46	$10.46	$10.75
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares		NAV	Offer
1-Year		-42.47%	-45.77%
Since Inception		-17.06%	-18.77%

B Shares		w/o CDSC	w/CDSC
1-Year		-42.90%	-45.19%
Since Inception		-17.68%	-18.75%

C Shares		NAV
1-Year		-42.90%
Since Inception		-17.68%

I Shares		NAV
1-Year		-42.33%
Since Inception		-16.86%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	6.11%	1.28%	7/31/08
Class B	6.75%	2.03%	7/31/08
Class C	6.92%	2.03%	7/31/08
Class I	6.62%	1.03%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-44.38%	-47.59%
Since Inception	-16.19%	-17.96%

B Shares	w/o CDSC	w/CDSC
1-Year	-44.78%	-46.99%
Since Inception	-16.81%	-17.92%

C Shares	NAV
1-Year	-44.78%
Since Inception	-16.81%

I Shares	NAV
1-Year	-44.27%
Since Inception	-15.99%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$786
Number of Common Stocks	42

Top Five Common Stock Holdings[2]
Shaw Group Inc.	6.4%
Embarq Corporation	4.4%
Chicago Bridge & Iron Company N.V.	4.3%
Check Point Software Technology Limited	4.0%
Teleflex Inc.	3.6%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 13

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Opportunities Fund

Industries[1]
Construction & Engineering	10.7%
Semiconductors & Equipment	10.2%
Chemicals	6.8%
Health Care Providers & Services	6.3%
Computers & Peripherals	5.9%
Pharmaceuticals	5.9%
Food Products	5.3%
Energy Equipment & Services	4.6%
Diversified Telecommunication Services	4.4%
Internet Software & Services	4.0%
IT Services	3.9%
Industrial Conglomerates	3.6%
Aerospace & Defense	3.1%
Specialty Retail	2.8%
Marine	2.6%
Capital Markets	2.5%
Health Care Equipment & Supplies	2.2%
Road & Rail	2.2%
Other	13.0%
1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$596.40	$594.00	$594.30	$597.20	$1,017.85	$1,014.06	$1,014.06	$1,019.16
Expenses Incurred During Period	$5.87	$8.88	$8.88	$4.83	$7.43	$11.22	$11.22	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.21%, 2.21% and 1.20% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 14

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NRGAX	NRGBX	NRGCX	NRGRX
NAV	$15.20	$13.99	$14.00	$15.62
Inception Date	12/31/97	12/31/97	12/31/97	12/31/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares		NAV	Offer
1-Year		-33.60%	-37.42%
5-Year		-5.64%	-6.75%
10-Year		-4.93%	-5.50%

B Shares		w/o CDSC	w/CDSC
1-Year		-34.07%	-36.71%
5-Year		-6.35%	-6.54%
10-Year		-5.51%	-5.51%

C Shares		NAV
1-Year		-34.06%
5-Year		-6.34%
10-Year		-5.65%

I Shares		NAV
1-Year		-33.42%
5-Year		-5.41%
10-Year		-4.71%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.62%	1.45%	7/31/08
Class B	2.35%	2.20%	7/31/08
Class C	2.36%	2.21%	7/31/08
Class I	1.36%	1.20%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and the total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-35.20%	-38.92%
5-Year	-4.54%	-5.67%
10-Year	-4.45%	-5.01%

B Shares	w/o CDSC	w/CDSC
1-Year	-35.65%	-38.23%
5-Year	-5.25%	-5.44%
10-Year	-5.03%	-5.03%

C Shares	NAV
1-Year	-35.67%
5-Year	-5.26%
10-Year	-5.17%

I Shares	NAV
1-Year	-35.02%
5-Year	-4.31%
10-Year	-4.22%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$54,611
Number of Common Stocks	45

Top Five Common Stock Holdings[2]
International Business Machines Corporation (IBM)	4.3%
Cisco Systems, Inc.	4.0%
QUALCOMM Inc.	3.9%
Procter & Gamble Company	3.9%
Oracle Corporation	3.7%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 15

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Growth Fund

Industries[1]
Communications Equipment	9.5%
Biotechnology	8.8%
Software	7.9%
Computers & Peripherals	7.3%
Oil, Gas & Consumable Fuels	4.7%
Media	4.2%
Health Care Equipment & Supplies	4.2%
Household Products	3.9%
Electrical Equipment	3.8%
Food Products	3.7%
Pharmaceuticals	3.6%
Textiles, Apparel & Luxury Goods	3.5%
Machinery	3.3%
Semiconductors & Equipment	3.1%
Food & Staples Retailing	3.0%
Beverages	2.9%
Electronic Equipment & Instruments	2.6%
Aerospace & Defense	2.2%
Short-Term Investments	3.7%
Other	14.1%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$685.30	$683.10	$682.90	$686.30	$1,017.85	$1,014.06	$1,014.06	$1,019.11
Expenses Incurred During Period	$6.20	$9.38	$9.37	$5.14	$7.43	$11.22	$11.22	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.21%, 2.21%, and 1.21% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 16

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 95.1%

	Aerospace & Defense – 2.6%

11,960	Raytheon Company	$605,415
	Beverages – 2.9%

15,710	Coca-Cola Company	671,131
	Commercial Banks – 6.9%

14,745	Cullen/Frost Bankers, Inc.	645,389

14,905	PNC Financial Services Group, Inc.	484,711

30,470	U.S. Bancorp	452,175
	Total Commercial Banks	1,582,275

	Commercial Services & Supplies – 2.6%

19,465	Waste Management, Inc.	607,113
	Communications Equipment – 5.3%

45,625	Nokia Oyj, Sponsored ADR	559,819

19,120	QUALCOMM Inc.	660,596
	Total Communications Equipment	1,220,415

	Computers & Peripherals – 3.2%

8,100	International Business Machines Corporation (IBM)	742,365
	Construction Materials – 2.4%

11,030	Vulcan Materials Company	545,544
	Diversified Telecommunication Services – 4.5%

24,215	AT&T Inc.	596,173

8,335	Telefonica S.A.	446,839
	Total Diversified Telecommunication Services	1,043,012

	Electric Utilities – 8.7%

12,765	Exelon Corporation	692,118

13,735	FPL Group, Inc.	708,039

19,905	PPL Corporation	610,287
	Total Electric Utilities	2,010,444

	Electrical Equipment – 2.9%

20,720	Emerson Electric Co.	677,544
	Gas Utilities – 2.9%

19,315	Equitable Resources Inc.	661,152
	Health Care Equipment & Supplies – 3.3%

10,440	Becton, Dickinson and Company	758,675
	Hotels, Restaurants & Leisure – 3.1%

25,360	YUM! Brands, Inc.	725,803
	Household Products – 2.7%

11,510	Procter & Gamble Company	627,295
	Insurance – 2.2%

31,275	Manulife Financial Corporation	517,601
	IT Services – 2.7%

25,925	Paychex, Inc.	629,718

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Machinery – 2.1%

18,572	PACCAR Inc.	$490,115
	Metals & Mining – 2.3%

38,050	Southern Copper Corporation	530,417
	Oil, Gas & Consumable Fuels – 8.1%

9,025	Chevron Corporation	636,443

13,940	EnCana Corporation	618,100

12,565	Royal Dutch Shell PLC, Class A	618,575
	Total Oil, Gas & Consumable Fuels	1,873,118

	Pharmaceuticals – 6.1%

13,795	Abbott Laboratories	764,795

17,535	Eli Lilly and Company	645,639
	Total Pharmaceuticals	1,410,434

	Semiconductors & Equipment – 2.9%

35,015	Microchip Technology Incorporated	664,235
	Specialty Retail – 2.1%

10,220	Sherwin-Williams Company	488,005
	Textiles, Apparel & Luxury Goods – 2.0%

8,225	VF Corporation	460,764
	Thrifts & Mortgage Finance – 5.5%

46,845	Hudson City Bancorp, Inc.	543,402

54,635	New York Community Bancorp, Inc.	723,914
	Total Thrifts & Mortgage Finance	1,267,316

	Tobacco – 5.1%

9,980	Lorillard Inc.	593,411

15,765	Philip Morris International	585,670
	Total Tobacco	1,179,081

	Total Common Stocks (cost $27,753,479)	21,988,987

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.8%

$1,336	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/09, repurchase price $1,335,589, collateralized by $1,175,000 U.S. Treasury Bonds, 4.500%, due 2/15/36, value 1,362,530	0.050%	2/02/09	$1,335,583

	Total Short-Term Investments (cost $1,335,583)			1,335,583

	Total Investments (cost $29,089,062) – 100.9%			23,324,570

	Other Assets Less Liabilities – (0.9)%			(201,467)

	Net Assets – 100%			$23,123,103

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 92.7%

	Aerospace & Defense – 4.7%

17,580	Raytheon Company	$889,899

7,735	United Technologies Corporation	371,203
	Total Aerospace & Defense	1,261,102

	Air Freight & Logistics – 1.4%

12,975	Expeditors International of Washington Inc.	360,835
	Biotechnology – 3.5%

18,380	Gilead Sciences, Inc., (2)	933,152
	Chemicals – 3.0%

12,975	Praxair, Inc.	807,824
	Commercial Services & Supplies – 2.3%

19,395	Waste Management, Inc.	604,930
	Communication Equipment – 2.7%

20,815	QUALCOMM Inc.	719,158
	Construction & Engineering – 1.7%

11,920	Jacobs Engineering Group Inc., (2)	460,946
	Diversified Financial Services – 3.3%

1,735	CME Group, Inc.	301,734

43,170	Western Union Company	589,702
	Total Diversified Financial Services	891,436

	Electrical Equipment – 2.3%

18,800	Emerson Electric Co.	614,760
	Energy Equipment & Services – 2.3%

14,955	Schlumberger Limited	610,314
	Food Products – 4.0%

10,125	Bunge Limited	434,768

8,315	Monsanto Company	632,439
	Total Food Products	1,067,207

	Health Care Equipment & Supplies – 13.8%

6,715	Alcon Inc.	575,073

8,435	Becton, Dickinson and Company	612,971

8,325	C. R. Bard, Inc.	712,370

19,015	Patterson Companies Inc., (2)	349,686

14,950	Stryker Corporation	631,488

21,200	Varian Medical Systems, Inc., (2)	787,156
	Total Health Care Equipment & Supplies	3,668,744

	Health Care Providers & Services – 5.7%

10,630	Express Scripts, Inc., (2)	571,469

18,965	Quest Diagnostics Incorporated	935,921
	Total Health Care Providers & Services	1,507,390

	Hotels, Restaurants & Leisure – 2.2%

10,285	McDonald’s Corporation	596,736

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Household Durables – 2.2%

18,850	Stanley Works	$589,251
	Household Products – 2.4%

11,550	Procter & Gamble Company	629,475
	Insurance – 1.4%

15,635	AFLAC Incorporated	362,888
	IT Services – 6.0%

26,560	Accenture Limited	838,233

16,750	Affiliated Computer Services Inc., (2)	768,155
	Total IT Services	1,606,388

	Machinery – 5.9%

11,930	Illinois Tool Works Inc.	389,634

14,335	ITT Industries Inc.	649,089

13,770	Parker Hannifin Corporation	526,152
	Total Machinery	1,564,875

	Media – 2.0%

20,130	Omnicom Group Inc.	521,166
	Office Electronics – 1.5%

62,215	Xerox Corporation	413,108
	Oil, Gas & Consumable Fuels – 3.2%

23,198	XTO Energy, Inc.	860,413
	Pharmaceuticals – 3.9%

11,355	Allergan, Inc.	432,853

14,660	Teva Pharmaceutical Industries Limited, Sponsored ADR	607,657
	Total Pharmaceuticals	1,040,510

	Road & Rail – 5.2%

11,765	Burlington Northern Santa Fe Corporation	779,431

15,455	Norfolk Southern Corporation	592,854
	Total Road & Rail	1,372,285

	Semiconductors & Equipment – 1.9%

38,190	Intel Corporation	492,651
	Software – 2.0%

23,690	Intuit Inc., (2)	536,579
	Textiles, Apparel & Luxury Goods – 2.2%

12,715	Nike, Inc., Class B	575,354
	Total Common Stocks (cost $33,615,043)	24,669,477

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.5%

$1,984	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/09, repurchase price $1,984,491, collateralized by $1,715,000 U.S. Treasury Notes, 4.875%, due 8/15/16, value 2,024,386	0.050%	2/02/09	$1,984,483

	Total Short-Term Investments (cost $1,984,483)			1,984,483

	Total Investments (cost $35,599,526) – 100.2%			26,653,960

	Other Assets Less Liabilities – (0.2)%			(46,241)

	Net Assets – 100%			$26,607,719

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Opportunities Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 94.0%

	Aerospace & Defense – 2.9%

1,350	Orbital Sciences Corporation, (2)	$22,640
	Auto Components – 1.8%

500	Magna International Inc., Class A	13,915
	Capital Markets – 2.4%

300	Affiliated Managers Group Inc., (2)	12,057

2,100	GFI Group, Inc.	6,594
	Total Capital Markets	18,651

	Chemicals – 6.4%

300	CF Industries Holdings, Inc.	14,100

1,200	Ferro Corporation	4,752

600	H.B. Fuller Company	8,382

250	Lubrizol Corporation	8,530

700	Terra Industries, Inc.	14,336
	Total Chemicals	50,100

	Commercial Services & Supplies – 1.9%

1,600	Korn Ferry International, (2)	15,040
	Computers & Peripherals – 5.5%

900	Lexmark International, Inc., Class A, (2)	21,312

1,500	Network Appliance Inc., (2)	22,245
	Total Computers & Peripherals	43,557

	Construction & Engineering – 10.0%

2,800	Chicago Bridge & Iron Company N.V.	31,528

1,700	Shaw Group Inc., (2)	47,260
	Total Construction & Engineering	78,788

	Diversified Telecommunication Services – 4.1%

900	Embarq Corporation	32,148
	Electronic Equipment & Instruments – 1.8%

400	Waters Corporation, (2)	14,468
	Energy Equipment & Services – 4.3%

500	ENSCO International Incorporated	13,680

1,600	Rowan Companies Inc.	20,256
	Total Energy Equipment & Services	33,936

	Food Products – 5.0%

1,000	Flowers Foods Inc.	21,490

600	Hormel Foods Corporation	17,898
	Total Food Products	39,388

	Health Care Equipment & Supplies – 2.1%

450	AmerisourceBergen Corporation	16,344
	Health Care Providers & Services – 5.9%

1,400	Centene Corporation, (2)	24,822

400	Express Scripts, Inc., (2)	21,504
	Total Health Care Providers & Services	46,326

22

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.6%

900	Speedway Motorsports Inc.	$12,996
	Household Durables – 2.0%

500	Stanley Works	15,630
	Industrial Conglomerates – 3.4%

500	Teleflex Inc.	26,590
	Internet Software & Services – 3.7%

1,300	Check Point Software Technology Limited, (2)	29,471
	IT Services – 3.7%

4,600	Infogroup Inc.	16,974

3,400	SonicWALL, Inc., (2)	11,968
	Total IT Services	28,942

	Machinery – 1.2%

400	Pentair, Inc.	9,148
	Marine – 2.4%

800	Kirby Corporation, (2)	19,184
	Pharmaceuticals – 5.5%

1,000	Biovail Corporation	10,930

1,800	King Pharmaceuticals Inc., (2)	15,732

1,200	Medicis Pharmaceutical Corporation	16,716
	Total Pharmaceuticals	43,378

	Road & Rail – 2.1%

900	Kansas City Southern Industries, (2)	16,344
	Semiconductors & Equipment – 9.6%

1,000	Analog Devices, Inc.	19,980

1,200	Micrel, Incorporated	9,120

2,000	QLogic Corporation, (2)	22,640

1,400	Xilinx, Inc.	23,590
	Total Semiconductors & Equipment	75,330

	Software – 2.0%

950	Autodesk, Inc., (2)	15,732
	Specialty Retail – 2.7%

1,000	Charlotte Russe Holdings Inc., (2)	5,150

1,400	Regis Corporation	15,750
	Total Specialty Retail	20,900

	Total Investments (cost $1,247,228) – 94.0%	738,946

	Other Assets Less Liabilities – 6.0%	47,308

	Net Assets – 100%	$786,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

23

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 2.2%

25,000	United Technologies Corporation	$1,199,750
	Beverages – 3.0%

32,000	PepsiCo, Inc.	1,607,360
	Biotechnology – 8.8%

35,000	Celgene Corporation, (2)	1,853,250

16,000	Genentech, Inc., (2)	1,299,840

33,000	Gilead Sciences, Inc., (2)	1,675,410
	Total Biotechnology	4,828,500

	Capital Markets – 1.3%

24,000	SEI Investments Company	304,080

18,000	State Street Corporation	418,860
	Total Capital Markets	722,940

	Commercial Banks – 0.9%

28,000	American Express Company	468,440
	Communications Equipment – 9.5%

147,000	Cisco Systems, Inc., (2)	2,200,590

70,000	Nokia Oyj, Sponsored ADR	858,900

62,000	QUALCOMM Inc.	2,142,100
	Total Communications Equipment	5,201,590

	Computers & Peripherals – 7.3%

18,000	Apple, Inc., (2)	1,622,340

26,000	International Business Machines Corporation (IBM)	2,382,900
	Total Computers & Peripherals	4,005,240

	Consumer Finance – 1.9%

76,000	Western Union Company	1,038,160
	Electrical Equipment – 3.8%

29,000	Emerson Electric Co.	948,300

43,000	Rockwell Automation, Inc.	1,119,720
	Total Electrical Equipment	2,068,020

	Electronic Equipment & Instruments – 2.6%

40,000	Thermo Fisher Scientific, Inc., (2)	1,437,200
	Energy Equipment & Services – 1.2%

39,000	Halliburton Company	672,750
	Food & Staples Retailing – 3.1%

61,000	Walgreen Co.	1,672,010
	Food Products – 3.7%

40,000	Archer-Daniels-Midland Company	1,095,200

12,000	Monsanto Company	912,720
	Total Food Products	2,007,920

24

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 4.2%

28,000	Baxter International Inc.	$1,642,200

18,000	Zimmer Holdings, Inc., (2)	655,200
	Total Health Care Equipment & Supplies	2,297,400

	Household Products – 3.9%

39,000	Procter & Gamble Company	2,125,500
	Industrial Conglomerates – 1.8%

63,000	General Electric Company	764,190

22,000	Textron Inc.	198,660
	Total Industrial Conglomerates	962,850

	Machinery – 3.3%

13,500	Caterpillar Inc.	416,475

31,000	ITT Industries Inc.	1,403,680
	Total Machinery	1,820,155

	Media – 4.2%

50,000	McGraw-Hill Companies, Inc.	1,099,500

59,000	Walt Disney Company	1,220,120
	Total Media	2,319,620

	Metals & Mining – 1.5%

15,000	BHP Billiton PLC	563,100

9,000	Freeport-McMoRan Copper & Gold, Inc.	226,260
	Total Metals & Mining	789,360

	Multiline Retail – 2.1%

31,000	Kohl’s Corporation, (2)	1,138,010
	Oil, Gas & Consumable Fuels – 4.7%

10,000	Apache Corporation	750,000

17,000	Total S.A., Sponsored ADR	846,260

26,000	XTO Energy, Inc.	964,340
	Total Oil, Gas & Consumable Fuels	2,560,600

	Personal Products – 2.1%

43,000	Estee Lauder Companies Inc., Class A	1,128,750
	Pharmaceuticals – 3.7%

36,000	Abbott Laboratories	1,995,840
	Semiconductors & Equipment – 3.1%

133,000	Intel Corporation	1,715,700
	Software – 7.9%

35,000	Electronic Arts Inc. (EA), (2)	540,400

101,000	Microsoft Corporation	1,727,100

122,000	Oracle Corporation, (2)	2,053,260
	Total Software	4,320,760

	Specialty Retail – 1.5%

50,000	Staples, Inc.	797,000

25

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 3.5%

42,000	Coach, Inc., (2)	$613,200

29,000	Nike, Inc., Class B	1,312,250
	Total Textiles, Apparel & Luxury Goods	1,925,450

	Total Common Stocks (cost $80,909,771)	52,826,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.7%

$2,032	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/09, repurchase price $2,031,894, collateralized by $1,790,000 U.S. Treasury Bonds, 4.500%, due 2/15/36, value $2,075,684	0.050%	2/02/09	$2,031,886

	Total Short-Term Investments (cost $2,031,886)			2,031,886

	Total Investments (cost $82,941,657) – 100.5%			54,858,761

	Other Assets Less Liabilities – (0.5)%			(247,358)

	Net Assets – 100%			$54,611,403

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Assets
Investments, at value (cost $29,089,062, $35,599,526, $1,247,228 and $82,941,657, respectively)	$23,324,570	$26,653,960	$738,946	$54,858,761
Cash	—	26,005	69,221	—
Receivables:
Dividends and interest	33,166	8,504	186	40,776
From Adviser	—	—	5,932	—
Investments sold	114,398	18,435	4,470	1,269,779
Reclaims	429	1,112	—	14,145
Shares sold	55,427	113,495	—	15,278
Other assets	2,192	15	—	76,369
Total assets	23,530,182	26,821,526	818,755	56,275,108
Liabilities
Payables:
Investments purchased	306,024	159,766	16,810	1,143,960
Shares redeemed	88,519	37,808	—	263,250
Accrued expenses:
Management fees	7,517	11,921	—	7,200
12b-1 distribution and service fees	5,019	3,127	311	24,049
Other	—	1,185	15,380	225,246
Total liabilities	407,079	213,807	32,501	1,663,705
Net assets	$23,123,103	$26,607,719	$786,254	$54,611,403
Class A Shares
Net assets	$9,873,538	$6,611,326	$199,108	$27,008,095
Shares outstanding	591,788	488,315	18,604	1,776,670
Net asset value per share	$16.68	$13.54	$10.70	$15.20
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.70	$14.37	$11.35	$16.13
Class B Shares
Net assets	$613,115	$241,231	$150,227	$4,982,050
Shares outstanding	36,769	18,195	14,356	356,233
Net asset value and offering price per share	$16.67	$13.26	$10.46	$13.99
Class C Shares
Net assets	$2,451,156	$1,628,381	$148,147	$15,632,549
Shares outstanding	147,068	122,885	14,158	1,116,822
Net asset value and offering price per share	$16.67	$13.25	$10.46	$14.00
Class I Shares
Net assets	$10,185,294	$18,126,781	$288,772	$6,988,709
Shares outstanding	610,381	1,330,044	26,855	447,368
Net asset value and offering price per share	$16.69	$13.63	$10.75	$15.62

Net Assets Consist of:
Capital paid-in	$30,739,817	$38,769,666	$1,492,412	$166,279,117
Undistributed net investment income (loss)	60,360	31,261	(1,539)	(15,599)
Accumulated net realized gain (loss) from investments and foreign currency	(1,912,582)	(3,247,642)	(196,337)	(83,569,219)
Net unrealized appreciation (depreciation) of investments	(5,764,492)	(8,945,566)	(508,282)	(28,082,896)
Net assets	$23,123,103	$26,607,719	$786,254	$54,611,403

See accompanying notes to financial statements.

27

Statement of Operations (Unaudited)

Six Months Ended January 31, 2009

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Dividend and Interest Income (net of tax withheld of $6,831, $275, $186 and $0, respectively)	$366,346	$216,402	$6,504	$589,616
Expenses
Management fees	84,598	131,251	4,831	296,685
12b-1 service fees – Class A	9,450	7,586	288	42,674
12b-1 distribution and service fees – Class B	3,161	1,542	863	35,598
12b-1 distribution and service fees – Class C	12,945	9,417	1,041	100,502
Shareholders’ servicing agent fees and expenses	9,331	11,025	629	100,806
Custodian’s fees and expenses	3,873	18,330	2,274	7,532
Trustees’ fees and expenses	243	387	4	556
Professional fees	6,001	7,558	5,368	18,728
Shareholders’ reports – printing and mailing expenses	4,569	3,822	329	55,045
Federal and state registration fees	17,777	21,383	17,762	24,132
Other expenses	109	305	29	1,735
Total expenses before custodian fee credit and expense reimbursement	152,057	212,606	33,418	683,993
Custodian fee credit	(2)	(173)	(191)	(15)
Expense reimbursement	(15,554)	(27,292)	(25,184)	(78,763)
Net expenses	136,501	185,141	8,043	605,215
Net investment income (loss)	229,845	31,261	(1,539)	(15,599)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,423,307)	(2,474,759)	(78,071)	(4,831,543)
Change in net unrealized appreciation (depreciation) of investments	(5,076,619)	(9,664,389)	(441,194)	(22,789,873)
Net realized and unrealized gain (loss)	(6,499,926)	(12,139,148)	(519,265)	(27,621,416)
Net increase (decrease) in net assets from operations	$(6,270,081)	$(12,107,887)	$(520,804)	$(27,637,015)

See accompanying notes to financial statements.

28

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Growth
	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$229,845	$175,809	$31,261	$(22,716)
Net realized gain (loss) from investments and foreign currency	(1,423,307)	(489,284)	(2,474,759)	(759,731)
Change in net unrealized appreciation (depreciation) of investments	(5,076,619)	(776,220)	(9,664,389)	651,720
Net increase (decrease) in net assets from operations	(6,270,081)	(1,089,695)	(12,107,887)	(130,727)
Distributions to Shareholders
From net investment income:
Class A	(67,220)	(39,580)	—	—
Class B	(2,551)	(8,870)	—	—
Class C	(10,340)	(28,252)	—	—
Class I (1)	(96,345)	(94,569)	—	—
From accumulated net realized gains:
Class A	—	(8,033)	—	(8,058)
Class B	—	(5,266)	—	(768)
Class C	—	(15,832)	—	(5,989)
Class I (1)	—	(7,147)	—	(6,007)
Tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(176,456)	(207,549)	—	(20,822)
Fund Share Transactions
Proceeds from sale of shares	15,982,583	22,123,454	16,159,351	27,255,704
Proceeds from shares issued to shareholders due to reinvestment of distributions	145,614	141,373	—	6,501
	16,128,197	22,264,827	16,159,351	27,262,205
Cost of shares redeemed	(4,943,040)	(5,694,987)	(8,350,281)	(2,912,760)
Net increase (decrease) in net assets from Fund share transactions	11,185,157	16,569,840	7,809,070	24,349,445
Net increase (decrease) in net assets	4,738,620	15,272,596	(4,298,817)	24,197,896
Net assets at the beginning of period	18,384,483	3,111,887	30,906,536	6,708,640
Net assets at the end of period	$23,123,103	$18,384,483	$26,607,719	$30,906,536
Undistributed net investment income (loss) at the end of period	$60,360	$6,971	$31,261	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

29

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Growth Opportunities		Rittenhouse Growth
	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$(1,539)	$(2,897)	$(15,599)	$(266,017)
Net realized gain (loss) from investments and foreign currency	(78,071)	(77,888)	(4,831,543)	260,757
Change in net unrealized appreciation (depreciation) of investments	(441,194)	(110,934)	(22,789,873)	(7,598,797)
Net increase (decrease) in net assets from operations	(520,804)	(191,719)	(27,637,015)	(7,604,057)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	(460)	—	—
From accumulated net realized gains:
Class A	—	(25,001)	—	—
Class B	—	(20,452)	—	—
Class C	—	(25,988)	—	—
Class I (1)	—	(33,243)	—	—
Tax return of capital
Class A	—	(693)	—	—
Class B	—	(567)	—	—
Class C	—	(721)	—	—
Class I (1)	—	(922)	—	—
Decrease in net assets from distributions to shareholders	—	(108,047)	—	—
Fund Share Transactions
Proceeds from sale of shares	83,780	532,458	5,369,106	20,770,529
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	27,960	—	—
	83,780	560,418	5,369,106	20,770,529
Cost of shares redeemed	(59,042)	(88,463)	(15,316,273)	(35,988,510)
Net increase (decrease) in net assets from Fund share transactions	24,738	471,955	(9,947,167)	(15,217,981)
Net increase (decrease) in net assets	(496,066)	172,189	(37,584,182)	(22,822,038)
Net assets at the beginning of period	1,282,320	1,110,131	92,195,585	115,017,623
Net assets at the end of period	$786,254	$1,282,320	$54,611,403	$92,195,585
Undistributed net investment income (loss) at the end of period	$(1,539)	$—	$(15,599)	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

30

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”) and Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth ordinarily invests at least 80% of its net assets in dividend-paying common and preferred stocks in an attempt to provide an attractive total return comprised of income from dividends and long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth ordinarily invests in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth Opportunities ordinarily invests in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion) in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Rittenhouse Growth ordinarily invests at least 65% of its net assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth in an attempt to provide long-term growth of capital.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth, Santa Barbara Growth Opportunities and Rittenhouse Growth, and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

31

Notes to Financial Statements (Unaudited) (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

32

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2009:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments	$23,324,570	$—	$—	$23,324,570

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments	$26,653,960	$—	$—	$26,653,960

Santa Barbara Growth Opportunities	Level 1	Level 2	Level 3	Total
Investments	$738,946	$—	$—	$738,946

Rittenhouse Growth	Level 1	Level 2	Level 3	Total
Investments	$54,858,761	$—	$—	$54,858,761

33

Notes to Financial Statements (Unaudited) (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	527,952	$9,918,294	270,674	$6,620,997
Class A – automatic conversion of Class B Shares	221	5,015	1,103	27,258
Class B	10,179	183,835	31,619	794,425
Class C	54,755	989,765	144,617	3,579,610
Class I	253,438	4,885,674	459,405	11,101,164
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,651	50,244	1,129	26,837
Class B	45	886	316	7,682
Class C	169	3,294	631	15,265
Class I	4,658	91,190	3,916	91,589
	854,068	16,128,197	913,410	22,264,827
Shares redeemed:
Class A	(124,195)	(2,166,059)	(120,382)	(2,863,615)
Class B	(5,014)	(91,212)	(14,464)	(357,079)
Class B – automatic conversion to Class A Shares	(221)	(5,015)	(1,104)	(27,258)
Class C	(33,748)	(615,081)	(53,294)	(1,278,268)
Class I	(110,439)	(2,065,673)	(49,484)	(1,168,767)
	(273,617)	(4,943,040)	(238,728)	(5,694,987)
Net increase (decrease)	580,451	$11,185,157	674,682	$16,569,840

	Santa Barbara Growth
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	297,891	$4,546,782	318,987	$6,466,550
Class A – automatic conversion of Class B Shares	111	1,815	17	339
Class B	2,291	39,597	4,097	81,836
Class C	51,896	769,078	45,767	944,906
Class I	624,607	10,802,079	988,785	19,762,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	191	3,956
Class B	—	—	2	35
Class C	—	—	35	712
Class I	—	—	87	1,798
	976,796	16,159,351	1,357,968	27,262,205
Shares redeemed:
Class A	(164,673)	(2,607,495)	(58,677)	(1,214,754)
Class B	(2,772)	(41,649)	(567)	(11,968)
Class B – automatic conversion to Class A Shares	(113)	(1,815)	(17)	(339)
Class C	(46,626)	(731,269)	(32,748)	(664,110)
Class I	(338,565)	(4,968,053)	(49,733)	(1,021,589)
	(552,749)	(8,350,281)	(141,742)	(2,912,760)
Net increase (decrease)	424,047	$7,809,070	1,216,226	$24,349,445

34

	Santa Barbara Growth Opportunities
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,389	$45,077	3,863	$87,222
Class B	1,672	18,768	787	17,167
Class C	382	4,183	6,107	130,715
Class I	1,320	15,752	14,402	297,354
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	267	5,239
Class B	—	—	63	1,227
Class C	—	—	357	6,918
Class I	—	—	740	14,576
	6,763	83,780	26,586	560,418
Shares redeemed:
Class A	(419)	(4,352)	(996)	(17,764)
Class B	—	—	(666)	(12,075)
Class C	(2,762)	(31,923)	(2,426)	(48,729)
Class I	(1,545)	(22,767)	(562)	(9,895)
	(4,726)	(59,042)	(4,650)	(88,463)
Net increase (decrease)	2,037	$24,738	21,936	$471,955
	Rittenhouse Growth
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	131,551	$2,262,665	481,632	$11,354,079
Class A – automatic conversion of Class B Shares	45,445	853,585	148,347	3,496,261
Class B	2,998	45,329	68,400	1,524,653
Class C	64,779	918,649	99,426	2,234,881
Class I	59,523	1,288,878	92,125	2,160,655
	304,296	5,369,106	889,930	20,770,529
Shares redeemed:
Class A	(371,148)	(6,284,360)	(516,360)	(12,062,124)
Class B	(107,165)	(1,784,475)	(344,257)	(7,557,299)
Class B – automatic conversion to Class A Shares	(49,276)	(853,585)	(159,932)	(3,496,261)
Class C	(239,770)	(3,886,932)	(376,331)	(8,181,576)
Class I	(120,394)	(2,506,921)	(190,454)	(4,691,250)
	(887,753)	(15,316,273)	(1,587,334)	(35,988,510)
Net increase (decrease)	(583,457)	$(9,947,167)	(697,404)	$(15,217,981)

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2009, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Purchases	$13,947,793	$12,357,997	$156,604	$12,941,983
Sales	3,092,378	3,259,764	83,640	19,460,642

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

35

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2009, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Cost of investments	$29,291,813	$35,689,930	$1,252,280	$82,941,657

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Gross unrealized:
Appreciation	$52,499	$48,459	$11,949	$1,176,954
Depreciation	(6,019,742)	(9,084,429)	(525,283)	(29,259,850)
Net unrealized appreciation (depreciation) of investments	$(5,967,243)	$(9,035,970)	$(513,334)	$(28,082,896)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Undistributed net ordinary income*	$7,034	—	—	—
Undistributed net long-term capital gains	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Distributions from net ordinary income*	$188,722	$19,973	$60,774	$—
Distributions from net long-term capital gains	18,827	849	44,370	—
Tax return of capital	—	—	2,903	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2008, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Rittenhouse Growth
Expiration:
July 31, 2010	$—	$—	$7,067,416
July 31, 2011	—	—	57,624,742
July 31, 2012	—	—	10,576,243
July 31, 2016	40,459	1,823	—
Total	$40,459	$1,823	$75,268,401

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Post-October capital losses	$246,010	$680,655	$113,215	$3,469,277

36

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara Growth Opportunities Fund-Level Fee Rate	Rittenhouse Growth Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.8000%	.6500%
For the next $125 million	.5875	.6875	.7875	.6375
For the next $250 million	.5750	.6750	.7750	.6250
For the next $500 million	.5625	.6625	.7625	.6125
For the next $1 billion	.5500	.6500	.7500	.6000
For net assets over $2 billion	.5250	.6250	.7250	.5750
The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Rittenhouse Asset Management, Inc. (“Rittenhouse”), both subsidiaries of Nuveen. Santa Barbara and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities through November 30, 2009, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05%, 1.15% and 1.25%, respectively, of the average daily net assets of any class of Fund shares (1.30%, 1.40% and 1.50%, respectively, after November 30, 2009).

The Adviser has agreed to waive fees and reimburse expenses of Rittenhouse Growth through November 30, 2009, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares. Rittenhouse has also reimbursed Rittenhouse Growth for certain portions of Fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. For the six months ended January 31, 2009, Rittenhouse reimbursements to the Fund were $11,078, which the Fund included in “Realized gain (loss) from investments and foreign currency” for financial reporting purposes.

37

Notes to Financial Statements (Unaudited) (continued)

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Sales charges collected	$22,203	$5,055	$—	$8,344
Paid to financial intermediaries	19,480	4,399	—	7,335

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Commission advances	$2,285	$5,816	$827	$1,367

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
12b-1 fees retained	$10,790	$6,139	$1,793	$46,265

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At January 31, 2009, Nuveen owned 12,500 shares of Classes A, B, C and I of Santa Barbara Dividend Growth, 12,500 shares of Classes A, B and C and 62,500 shares of Class I of Santa Barbara Growth and 12,500 shares of Classes A, B, C and I of Santa Barbara Growth Opportunities. At January 31, 2009, the Adviser also owned 2,429 shares of Class A and 1,250 shares of Classes C and Class I of Rittenhouse Growth.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

38

8. Subsequent Events

Fund Reorganization

During the reporting period, the Trusts’ Board of Trustees (the “Board”) approved the reorganization of Rittenhouse Growth into Santa Barbara Dividend Growth, subject to approval by shareholders of Santa Barbara Dividend Growth (the “Reorganization”). The Board has called a special meeting of shareholders of Rittenhouse Growth for May 15, 2009 at which shareholders will be asked to vote on the proposed Reorganization. Further information regarding the proposed Reorganization, is contained in a proxy statement that was mailed to shareholders on or about March 16, 2009.

Class R3 Shares

Effective March 30, 2009, Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities will begin offering Class R3 Shares. Class R3 Shares are available for purchase at offering price, which is the net asset value per share without any up-front sales charge, to certain retirement plans. Class R3 Shares are subject to annual distribution and service fees of up to .50% of the Funds’ average daily net assets.

39

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA DIVIDEND GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2009(f)	$22.82	$.19	$(6.18)	$(5.99)	$(.15)	$—	$(.15)	$16.68	(26.30)%	$9,874	1.45	%*	1.87	%*	1.29	%*	2.03	%*	1.29	%*	2.03	%*	15%
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82	(1.77)	4,226	2.02		1.15		1.28		1.89		1.24		1.93		39
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78	14.49	776	4.61		(1.67)		1.28		1.66		1.10		1.84		21
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	1.25	*	2.13	*	4
Class B (3/06)
2009(f)	22.81	.14	(6.20)	(6.06)	(.08)	—	(.08)	16.67	(26.59)	613	2.19	*	1.30	*	2.05	*	1.44	*	2.05	*	1.44	*	15
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81	(2.51)	725	3.06		.10		2.04		1.12		1.99		1.17		39
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68	366	5.78		(2.71)		2.03		1.04		1.85		1.22		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class C (3/06)
2009(f)	22.80	.14	(6.19)	(6.05)	(.08)	—	(.08)	16.67	(26.60)	2,451	2.19	*	1.32	*	2.04	*	1.46	*	2.04	*	1.46	*	15
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80	(2.51)	2,870	3.07		.04		2.04		1.07		1.99		1.11		39
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63	806	5.34		(2.46)		2.04		.84		1.85		1.03		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class I (3/06)(g)
2009(f)	22.83	.24	(6.20)	(5.96)	(.18)	—	(.18)	16.69	(26.24)	10,185	1.18	*	2.33	*	1.04	*	2.47	*	1.04	*	2.47	*	15
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83	(1.52)	10,563	1.56		1.51		1.03		2.03		.99		2.07		39
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77	1,163	4.14		(1.33)		1.04		1.77		.85		1.96		21
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	1.00	*	2.39	*	4

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

40

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2009(f)	$20.09	$— **	$(6.55)	$(6.55)	$—	$—	$—	$13.54	(32.60)%	$6,611	1.58	%*	(.14	)%*	1.39	%*	.05	%*	1.39	%*	.05	%*	12%
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09	(4.46)	7,131	2.26		(1.01)		1.39		(.15)		1.32		(.08)		37
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08	11.77	1,991	3.48		(2.52)		1.39		(.43)		1.15		(.19)		48
2006(e)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86	(5.70)	236	4.71	*	(3.44	)*	1.39	*	(.12	)*	1.30	*	(.03	)*	6
Class B (3/06)
2009(f)	19.75	(.05)	(6.44)	(6.49)	—	—	—	13.26	(32.86)	241	2.32	*	(.82	)*	2.14	*	(.64	)*	2.14	*	(.64	)*	12
2008	20.88	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.75	(5.17)	371	3.03		(1.76)		2.14		(.87)		2.07		(.80)		37
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00	319	4.90		(3.90)		2.14		(1.14)		1.89		(.89)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class C (3/06)
2009(f)	19.74	(.05)	(6.44)	(6.49)	—	—	—	13.25	(32.88)	1,628	2.33	*	(.85	)*	2.14	*	(.67	) *	2.14	*	(.67	)*	12
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74	(5.18)	2,321	3.07		(1.80)		2.14		(.87)		2.07		(.80)		37
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95	2,182	4.15		(3.17)		2.15		(1.18)		1.91		(.93)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class I (3/06)(g)
2009(f)	20.19	.03	(6.59)	(6.56)	—	—	—	13.63	(32.52)	18,127	1.32	*	.16	*	1.13	*	.35	*	1.13	*	.35	*	12
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19	(4.21)	21,083	1.68		(.56)		1.14		(.02)		1.07		.05		37
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06	2,217	3.79		(2.81)		1.13		(.15)		.89		.09		48
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)	1,180	4.46	*	(3.19	)*	1.14	*	.13	*	1.05	*	.22	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

41

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
SANTA BARBARA GROWTH OPPORTUNITIES												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2009(f)	$17.94	$(.01)	$(7.23)	$(7.24)	$—	$—	$—	$—	$10.70	(40.36)%	$199	6.74	%*	(5.40	)%*	1.49	%*	(.15	)%*	1.46	%*	(.11	)%*	9%
2008	22.30	— **	(2.78)	(2.78)	—	(1.54)	(.04)	(1.58)	17.94	(13.07)	280	6.11		(4.81)		1.48		(.18)		1.28		.02		76
2007	19.00	.08	3.54	3.62	—	(.32)	—	(.32)	22.30	19.20	279	6.34		(4.69)		1.48		.17		1.30		.36		71
2006(e)	20.00	— **	(1.00)	(1.00)	—	—	—	—	19.00	(5.00)	237	6.29	*	(4.93	)*	1.49	*	(.13	)*	1.35	*	.01	*	14
Class B (3/06)
2009(f)	17.61	(.06)	(7.09)	(7.15)	—	—	—	—	10.46	(40.60)	150	7.50	*	(6.18	)*	2.25	*	(.92	)*	2.21	*	(.89	)*	9
2008	22.08	(.14)	(2.75)	(2.89)	—	(1.54)	(.04)	(1.58)	17.61	(13.72)	223	6.75		(5.44)		2.24		(.92)		2.03		(.71)		76
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class C (3/06)
2009(f)	17.60	(.06)	(7.08)	(7.14)	—	—	—	—	10.46	(40.57)	148	7.32	*	(5.97	)*	2.24	*	(.89	)*	2.21	*	(.85	)*	9
2008	22.08	(.14)	(2.76)	(2.90)	—	(1.54)	(.04)	(1.58)	17.60	(13.77)	291	6.92		(5.61)		2.24		(.92)		2.03		(.72)		76
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class I (3/06)(g)
2009(f)	18.00	.01	(7.26)	(7.25)	—	—	—	—	10.75	(40.28)	289	6.41	*	(5.08	)*	1.24	*	.09	*	1.20	*	.13	*	9
2008	22.35	.05	(2.80)	(2.75)	(.02)	(1.54)	(.04)	(1.60)	18.00	(12.90)	487	6.62		(5.33)		1.23		.06		1.03		.26		76
2007	19.02	.13	3.55	3.68	(.03)	(.32)	—	(.35)	22.35	19.50	279	6.09		(4.44)		1.23		.42		1.04		.61		71
2006(e)	20.00	.02	(1.00)	(.98)	—	—	—	—	19.02	(4.90)	238	6.03	*	(4.67	)*	1.24	*	.13	*	1.10	*	.26	*	14

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

42

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/97)
2009(e)	$22.18	$.02	$(7.00)	$(6.98)	$—	$—	$—	$15.20	(31.47)%	$27,008	1.69	%*	(.01 )%*	1.46	%*	.22%*	1.46	%*	.22%*	19%
2008	23.87	.01	(1.70)	(1.69)	—	—	—	22.18	(7.08)	43,708	1.62		(.11)	1.45		.05	1.45		.05	55
2007	20.59	.03	3.25	3.28	—	—	—	23.87	15.93	44,322	1.50		.06	1.45		.11	1.45		.11	37
2006	20.92	(.02)	(.31)	(.33)	—	—	—	20.59	(1.58)	37,129	1.51		(.07)	1.51		(.07)	1.51		(.07)	73
2005	19.43	.06	1.43	1.49	—	—	—	20.92	7.67	41,139	1.48		.32	1.48		.32	1.48		.32	25
2004	18.53	(.06)	.96	.90	—	—	—	19.43	4.86	53,804	1.48		(.33)	1.43		(.28)	1.43		(.28)	19
Class B (12/97)
2009(e)	20.48	(.05)	(6.44)	(6.49)	—	—	—	13.99	(31.69)	4,982	2.43	*	(.76 )*	2.21	*	(.55 )*	2.21	*	(.55 )*	19
2008	22.21	(.15)	(1.58)	(1.73)	—	—	—	20.48	(7.79)	10,440	2.35		(.83)	2.20		(.68)	2.20		(.68)	55
2007	19.32	(.13)	3.02	2.89	—	—	—	22.21	14.96	21,002	2.26		(.65)	2.20		(.59)	2.20		(.59)	37
2006	19.77	(.16)	(.29)	(.45)	—	—	—	19.32	(2.28)	41,445	2.27		(.82)	2.27		(.82)	2.27		(.82)	73
2005	18.50	(.08)	1.35	1.27	—	—	—	19.77	6.86	80,600	2.23		(.43)	2.23		(.43)	2.23		(.43)	25
2004	17.78	(.19)	.91	.72	—	—	—	18.50	4.05	114,954	2.23		(1.09)	2.18		(1.04)	2.18		(1.04)	19
Class C (12/97)
2009(e)	20.50	(.04)	(6.46)	(6.50)	—	—	—	14.00	(31.71)	15,633	2.44	*	(.76 )*	2.21	*	(.54 )*	2.21	*	(.54 )*	19
2008	22.23	(.15)	(1.58)	(1.73)	—	—	—	20.50	(7.78)	26,479	2.36		(.85)	2.21		(.69)	2.21		(.69)	55
2007	19.33	(.13)	3.03	2.90	—	—	—	22.23	15.00	34,870	2.26		(.67)	2.21		(.62)	2.21		(.62)	37
2006	19.79	(.16)	(.30)	(.46)	—	—	—	19.33	(2.32)	40,849	2.27		(.82)	2.27		(.82)	2.27		(.82)	73
2005	18.51	(.08)	1.36	1.28	—	—	—	19.79	6.92	64,103	2.23		(.43)	2.23		(.43)	2.23		(.43)	25
2004	17.79	(.19)	.91	.72	—	—	—	18.51	4.05	86,376	2.23		(1.09)	2.18		(1.04)	2.18		(1.04)	19
Class I (12/97)(f)
2009(e)	22.76	.04	(7.18)	(7.14)	—	—	—	15.62	(31.37)	6,989	1.44	*	.24 *	1.21	*	.47 *	1.21	*	.47 *	19
2008	24.44	.07	(1.75)	(1.68)	—	—	—	22.76	(6.87)	11,568	1.36		.15	1.20		.31	1.20		.31	55
2007	21.04	.09	3.31	3.40	—	—	—	24.44	16.16	14,823	1.25		.32	1.20		.37	1.20		.37	37
2006	21.32	.04	(.32)	(.28)	—	—	—	21.04	(1.31)	13,052	1.26		.18	1.26		.18	1.26		.18	73
2005	19.75	.11	1.46	1.57	—	—	—	21.32	7.95	16,082	1.22		.55	1.22		.55	1.22		.55	25
2004	18.79	— **	.96	.96	—	—	—	19.75	5.11	16,052	1.23		(.07)	1.17		(.02)	1.17		(.02)	19

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

43

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): a type of debt security that is based on pools of assets, or collateralized by the cash flows from a specified pool of underlying assets.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Commercial Mortgage-Backed Securities (CMBS): A type of bond commonly issued in American security markets. They are a type of mortgage-backed security backed by mortgages on commercial rather than residential real estate.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Structured Investment Vehicle (SIV): A fund which borrows money by issuing short-term securities at low interest rates and then lends that money by buying long-term securities at higher interest rates, potentially making a profit for investors from the difference.

44

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Rittenhouse Asset Management, Inc.

Five Radnor Corporate Center

Radnor, PA 19087

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

45

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SANTB-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Optimized Alpha Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony International Equity Fund and Nuveen Symphony Optimized Alpha Fund all feature management by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, LLC. We recently spoke with David Wang, Director of Equity Investments of Symphony and portfolio manager for the Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund and Nuveen Symphony Optimized Alpha Fund, and Eric Olson, portfolio manager for the Nuveen Symphony International Equity Fund about the key investment strategies and performance of the Funds.

How did the Funds perform during the six-month period ended January 31, 2009?

During the reporting period equity markets sustained some of the worst performance in several decades. Markets across the globe, from the most developed of nations like the U.S. and U.K. to developing nations like India and China witnessed unprecedented sell-offs, resulting in equity returns last seen during The Great Depression. As a result of this environment, our Funds and the benchmarks they are measured against had negative returns during the reporting period.

The table on page three provides performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended January 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the main contributors and detractors from the Funds’ performance during the six-month period ended January 31, 2009?

Nuveen Symphony All-Cap Core Fund

The Class A Shares at net asset value for the Nuveen Symphony All-Cap Core Fund underperformed both the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index during the reporting period. The reporting period proved to be a challenging one. For the Russell 3000 Index, all sectors were negative for the period. Integrated oil was the best performer, due to it exposure to large oil companies with oil refining businesses like Exxon Mobile, Chevron, and Conoco. These companies benefited from the fact that gas prices fell less than crude oil prices during the period. Due to their defensive nature, health care, consumer staples, and utilities were other relatively strong performing sectors. The worst performing sectors were energy, which continued to suffer from falling oil prices, followed by the financial sector, which suffered due to a lack of confidence regarding the health of bank balance sheets. The “other” sector in the Russell 3000 Index was also one of the worst performers as it was weighted down by General Electric, which has significant financial markets exposure.

Ironically, the Fund’s best performing sector from a relative perspective was the financial sector, where we benefited from positive stock selection compared to the benchmarks. Among the individual holdings that helped performance were two educational services companies, Apollo Group and ITT Educational Services. Both companies operate private colleges, and are perceived as counter cyclical because they help unemployed workers acquire new skills. Both companies experienced increased enrollment growth during the period. Also contributing positively was the tobacco company UST Inc., which benefited from a takeover by rival Altria.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 1/31/09

		Average Annual
	Cumulative 6-Month	1-Year	Since Inception*
Nuveen Symphony All-Cap Core Fund A Shares at NAV A Shares at Offer	-37.97% -41.55%	-36.87% -40.51%	-13.68% -15.57%
Lipper Multi-Cap Core Funds Index[1]	-36.35%	-40.38%	-14.46%
Russell 3000 Index[2]	-34.92%	-38.86%	-13.56%

Nuveen Symphony Large-Cap Growth Fund A Shares at NAV A Shares at Offer	-36.02% -39.69%	-34.53% -38.30%	-17.65% -19.91%
Lipper Large-Cap Growth Funds Index[3]	-36.79%	-39.22%	-19.36%
Russell 1000 Growth Index[4]	-34.31%	-36.44%	-18.44%

Nuveen Symphony Large-Cap Value Fund A Shares at NAV A Shares at Offer	-36.10% -39.77%	-37.16% -40.79%	-10.87% -12.82%
Lipper Large-Cap Value Funds Index[5]	-33.41%	-39.54%	-14.12%
Russell 1000 Value Index[6]	-35.10%	-41.78%	-15.20%

Nuveen Symphony Mid-Cap Core Fund A Shares at NAV A Shares at Offer	-38.53% -42.06%	-35.95% -39.63%	-13.22% -15.12%
Lipper Mid-Cap Core Funds Index[7]	-36.88%	-38.47%	-14.16%
Russell Midcap Index[8]	-39.82%	-42.01%	-15.90%

Nuveen Symphony Small-Mid Cap Core Fund A Shares at NAV A Shares at Offer	-40.61% -44.03%	-37.61% -41.20%	-16.17% -18.00%
Lipper Small-Cap Core Funds Index[9]	-37.13%	-37.24%	-15.68%
Russell 2500 Index[10]	-37.83%	-38.74%	-15.54%

		Average Annual
	Cumulative 6-Month	1-Year	Since Inception*
Nuveen Symphony International Equity Fund A Shares at NAV A Shares at Offer	-41.74% -45.09%	NA NA	-48.96% -51.90%
Lipper International Multi-Cap Value Funds Index[11]	-40.03%	NA	-47.18%
MSCI EAFE Index[12]	-40.75%	NA	-47.34%

Nuveen Symphony Optimized Alpha Fund A Shares at NAV A Shares at Offer	-30.34% -34.33%	-31.79% -35.72%	-28.55% -31.63%
Lipper Multi-Cap Growth Funds Index[13]	-39.52%	-41.33%	-13.12%
S&P 500 Index[14]	-33.95%	-38.63%	-13.13%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

*	Since inception returns for the Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small-Mid Cap Core Fund are as of 5/31/2006, for the Nuveen Symphony Large-Cap Growth Fund are as of 12/15/2006, for the Nuveen Symphony Optimized Alpha Fund are as of 9/28/07 and for the Nuveen Symphony International Equity Fund are as of 5/30/2008.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Our worst performer sector was basic materials, and our holdings in Mosaic and Freeport MCM, detracted from performance. The companies were hurt by the deepening global recession and general fall in commodity prices. Another underperformer was Qualcomm, which traded off after significant appreciation due to the settlement of litigation with Nokia.

Nuveen Symphony Large-Cap Growth Fund

The Class A Shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund outperformed the Lipper Large-Cap Growth Funds Index and underperformed the Russell 1000 Growth Index during the six-month reporting period.

Several factors played a key role in the Fund’s poor performance during the six-month period. Generally, companies which underperformed were leveraged, had poor cash flow, and cyclical or discretionary revenues. In contrast, companies with recurring revenues, strong balance sheets, and non-discretionary niches (i.e., health care, staples, and defense contractors) performed better. Our focus on earnings quality (cash flows) tended to help the portfolio’s relative performance.

During the reporting period, the Fund benefited from counter-cyclical holdings in the consumer sector. These included Apollo Group, an on-line education provider, and Dollar Tree Stores Inc, a low price retailer. On-line education programs are perceived as counter cyclical because they help unemployed workers acquire new skills. Apollo Group experienced increased enrollment during the period. Dollar Tree and other discount retailers outperformed their retail peers due to the consumer “trade-down.”

The Fund was negatively impacted by cyclical information technology and industrial/energy names. For example, Qualcomm, Adobe and Apple were all down during the six-month period. These companies experienced slowing growth as the global macro environment affected their revenues, which are largely non-recurring. Two other under-performing names were Walter Industries and CSX Corp. whose results were hurt by the global steel and commodity slowdown.

5	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

13	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

14	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 4

Sector weights were not a significant contributor to relative returns as the Fund’s sector allocations are very close to those of the Russell 1000 Growth Index.

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Large-Cap Value Fund underperformed each of its comparative indexes. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked at market leaders with strong cash flow generation and conservative management.

During the reporting period, our aversion to credit sensitive and highly leveraged names led us to significantly underweight life insurance companies, regional banks, broker dealers, and real estate investment trusts. However, following various financial market shocks (especially AIG), we were able to find value specifically in the property and casualty insurance sector (Travelers, Chubb and Ace) and within select exchange stocks, such as NYSE Euronext.

In addition, we benefited from holdings in the health care sector like Bristol Myers Squibb, which reported stronger than anticipated third quarter 2008 results and boosted its full-year guidance above consensus estimates. Furthermore, the company reiterated its forecast for 15% EPS growth through 2010, which we think ranks it towards the top of its peer group. Strong and visible earnings growth, combined with an attractive dividend and potential merger and acquisition activity helped the company outperform on a relative basis.

The Fund was negatively impacted by our positions in the materials and energy sectors. As the market dropped, the large integrated players such as Exxon Mobil held up much better than our holdings of Chesapeake Energy, Hess and Freeport-McMoran. Chesapeake is one of the most aggressive drillers in the industry. When energy prices began to fall, it was more negatively impacted than its peers. In addition, management acquired a significant number of shares on margin. When the stock price plummeted, management, including its current CEO, was forced to unload shares to meet margin calls, which compounded the issue. Freeport-McMoran was negatively impacted by the dramatic decline in copper prices and its relatively high debt load due to its acquisition of Phelps Dodge. We believe after reducing capital expenditures and pruning expenses, the company will be well positioned when the economy rebounds. Hess, like most energy peers, was negatively impacted by the lower price of oil and came under increased pressure due to its exposure to the Northeast refining market that struggled in the second half of 2008. In addition, the cooling of excitement around its large Brazil exploration tempered sentiment in the second half of 2008.

Nuveen Symphony Mid-Cap Core Fund

During the six-month reporting period, the Class A Shares at net asset value for the Nuveen Symphony Mid-Cap Core Fund underperformed the Lipper Mid-Cap Core Funds Index and outperformed the Russell Midcap Index.

The Fund benefited from its relatively defensive stance, as evidenced by a slightly lower than average market beta and lack of exposure to significantly financially levereraged companies. In keeping with our strategy, the Fund relied on a relatively positive performance contribution from stock selection, whereas contributions from industry over/under-weightings were negligible. The Fund’s performance was hurt by an overexposure to companies experiencing negative momentum, which largely related to the steep decline in commodity prices.

During the reporting period, the Fund’s returns were boosted by ownership of shares in the three top performers in the Russell Midcap Index consumer discretionary sector. Perceived as counter-cyclical, private college companies Apollo Group and ITT Educational generated strong enrollment growth and expanded operating margins due to the number of workers needing to

Semi-Annual Report    Page 5

acquire new skills. Family Dollar Stores, a discount retailer, outperformed its retail peers due to the consumer “trade-down.” The Fund also benefited from relatively strong performance from shares of W.R. Berkley, a property/casualty insurer that should disproportionately benefit from the troubles of competitor AIG.

The Fund’s returns were dampened by positions in cyclical stocks, including two railroads, and by falling commodity prices. The Fund owned shares of railroads CSX Corp and Kansas City Southern, whose shares slumped with falling commodities prices and lower volumes of coal and steel production. Shares of fertilizer company Terra Industries dropped as a result of fears of falling pricing heading into the potential global recession. We sold our positions in Family Dollar Stores, CSX and Terra Industries during the period.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund underperformed both of its comparative indexes, the Lipper Small-Cap Core Funds Index and Russell 2500 Index.

Looking at Russell 2500 Index performance for the period, all sectors were in negative territory. Due to their defensive nature, utilities, consumer staples, and health care were the best relative performers. Energy, autos and transportation, and producer durables were the worst performing sectors.

The Fund’s best performing sector from a relative perspective was consumer services. The three top performing names during the period included two educational services companies, Apollo Group and ITT Educational Services. Both companies operate private colleges, and are perceived as counter cyclical because they help unemployed workers acquire new skills. They experienced increased enrollment growth during the period. Also contributing positively to relative performance was Netflix, which benefited from an increased desire from stretched consumers to watch movies from home. Netflix recently signed multiple contracts with manufacturers to have their technology installed directly into new televisions.

The Fund’s worst performing sector on a relative basis was basic materials. Our holding in Illumina, a biotech company, contributed to the Fund’s comparative underperformance. In addition, our holding in Big Lots, a discount retailer hurt by weakened consumer demand, and Kansas City Southern, a railroad suffering due to the economic slowdown, also hurt returns during the period.

Nuveen Symphony International Equity Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony International Equity Fund underperformed each of its comparative indexes.

The MSCI EAFE Index posted negative returns for the period, as did the Fund. Concerns about a global recession had a strong effect on the finance and materials sectors, which both performed poorly. The traditional “safe” sectors, such as telecommunications and health care, outperformed. Although there were concerns about the U.S. economy and its banking system, the U.S. dollar strengthened over most of the period. Markets in Japan and Switzerland were hurt the least, while Canada and Australia faced problems in their basic materials and financial sectors. In the major emerging markets, China and South Africa had relatively good performance, while Russia and Brazil had the largest declines.

The period was dominated by the impact of global economic factors on individual stock performance. This was a difficult environment for our company specific strategies, which did not contribute significantly in this investment environment. Our use of quantitative tools for controlling currency, country, industry, and style risks were put to the test in this time period. Risk model forecasts are based on historical data and couldn’t fully adjust to the unique circumstances that defined the period. We compensated for this limitation by tracking country, industry and style risk exposures, with less emphasis on the correlations between these risk factors.

Semi-Annual Report    Page 6

Our relatively higher exposure to smaller securities and momentum style equities hurt performance. In particular, our Canadian positions also hurt performance significantly. For example, Potash Corporation of Saskatchewan suffered as the credit crisis deepened. Concerns about the global economy reduced demand for basic materials. From a sector standpoint, our underweight to utilities and overweight to energy hurt overall performance.

Positively contributing to the Fund was our underweight positions in the United Kingdom and Australia. In addition, our underweight to financials helped performance versus the benchmarks. Our top performers for the period were three Japanese companies. NTT DoCoMo Inc., the world’s leading mobile operator and provider of advanced mobile services, has a strong balance sheet and solid cash flows. Nippon Telegraph and Telephone Corporation, together with its subsidiaries, provides fixed and mobile voice related, IP/packet communications, system integration, and other telecommunications related service. Like its subsidiary NTT DoCoMo Inc., the company had a stong balance sheet and solid cash flows for the period. Lastly, Shionogi & Co Ltd, a pharmaceutical company, received positive news on their cholesterol drug during the period. We sold our position in Shionogi during the period.

Nuveen Symphony Optimized Alpha Fund

The Nuveen Symphony Optimized Alpha Fund seeks to produce returns independent of market direction without the risks associated with shorting stock. Success or failure is measured on an absolute basis rather than relative to a benchmark, and aims to provide better downside protection than benchmark oriented long-only funds. The Fund is constructed from Symphony’s best U.S. equity ideas in a way that seeks to provide the highest projected return per unit of total risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low correlated securities that when combined, seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight.

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Optimized Alpha Fund outperformed each of its comparative indexes. Growing concerns regarding the magnitude of the global recession dominated investor actions. Financial shares were punished severely as investors remained uncertain as to the extent of banks’ exposure to toxic credits.

For the Russell 1000 Index, all sectors were negative for the period. Integrated oil was the best relative performer, due to its exposure to large oil companies with oil refining businesses like Exxon Mobil, Chevron, and Conoco. These companies benefitted from the fact that gas prices fell less than crude oil prices during the period. Other relatively strong sectors were health care, consumer staples, and utilities, due to their defensive nature. The worst performing sectors were energy, which continued to suffer from falling oil prices, followed by financials, which suffered due to a lack of confidence regarding the health of bank balance sheets.

Ironically, the Fund’s best performing sector from a relative perspective was the consumer non-cyclical, and the worst performing relative sector was basic materials. The three top performing names during the period all shared a defensive posture. UST Inc., the tobacco concern, traded up for the period, primarily due to the fact the company was purchased by Altria. Pharmaceutical company Wyeth also traded up, primarily due to a merger with Pfizer. McDonald’s Corporation traded down, but relatively less than peers as consumers favored down-market food establishments. The worst performing names were some cyclical industrial/energy, technology, and financial companies. Walter Industries, the mining concern, was the worst performing stock, trading down in conjunction with commodity related stocks as supply out-stripped demand due to the deepening global recession. Apple, Inc. also traded down on recessionary pressures, as most of the company’s revenues are non-recurring. Insurer Aflac Inc. traded down on concerns that its investment portfolio had overexposure to financial stocks. We sold our position in Aflac during the period.

Semi-Annual Report    Page 7

Fund Spotlight as of 1/31/09 Nuveen Symphony All-Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NACAX	NACCX	NSAIX
NAV	$12.48	$12.23	$12.55
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-36.87%	-40.51%
Since Inception	-13.68%	-15.57%

C Shares	NAV
1-Year	-37.35%
Since Inception	-14.33%

I Shares	NAV
1-Year	-36.71%
Since Inception	-13.46%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.43%	1.31%	7/31/08
Class C	4.18%	2.06%	7/31/08
Class I	3.18%	1.06%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-36.39%	-40.05%
Since Inception	-11.67%	-13.67%

C Shares	NAV
1-Year	-36.87%
Since Inception	-12.34%

I Shares	NAV
1-Year	-36.23%
Since Inception	-11.46%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$620
Number of Common Stocks	234

Top Five Common Stock Holdings[2]
Chevron Corporation	2.1%
Philip Morris International	1.8%
McDonald’s Corporation	1.7%
Apple, Inc.	1.7%
Hudson City Bancorp, Inc.	1.6%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/09 Nuveen Symphony All-Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	8.5%
Pharmaceuticals	5.5%
Computers & Peripherals	4.1%
Commercial Banks	3.9%
Specialty Retail	3.5%
Insurance	3.3%
Biotechnology	3.3%
Aerospace & Defense	3.3%
Electric Utilities	3.1%
Health Care Equipment & Supplies	3.1%
Food Products	2.8%
Semiconductors & Equipment	2.7%
Health Care Providers & Services	2.5%
Consumer Finance	2.4%
Food & Staples Retailing	2.3%
Software	2.3%
Internet Software & Services	2.3%
Media	2.2%
Hotels, Restaurants & Leisure	2.1%
Road & Rail	2.0%
Tobacco	2.0%
Communications Equipment	2.0%
Thrifts & Mortgage Finance	1.9%
Capital Markets	1.8%
Energy Equipment & Services	1.8%
Diversified Telecommunication Services	1.7%
Chemicals	1.7%
Electrical Equipment	1.6%
Diversified Consumer Services	1.5%
IT Services	1.4%
Multiline Retail	1.4%
Beverages	1.4%
Other	14.6%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$620.30	$617.70	$621.00	$1,018.45	$1,014.67	$1,019.71
Expenses Incurred During Period	$5.47	$8.52	$4.45	$6.82	$10.61	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09% and 1.09% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 9

Fund Spotlight as of 1/31/09 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NCGAX	NCGCX	NSGIX
NAV	$13.16	$12.95	$13.22
Inception Date	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-34.53%	-38.30%
Since Inception	-17.65%	-19.91%

C Shares	NAV
1-Year	-35.02%
Since Inception	-18.27%

I Shares	NAV
1-Year	-34.36%
Since Inception	-17.45%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.14%	1.29%	7/31/08
Class C	3.89%	2.05%	7/31/08
Class I	2.40%	1.05%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-37.31%	-40.92%
Since Inception	-16.81%	-19.18%

C Shares	NAV
1-Year	-37.79%
Since Inception	-17.43%

I Shares	NAV
1-Year	-37.18%
Since Inception	-16.60%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$4,454
Number of Common Stocks	62

Top Five Common Stock Holdings[2]
QUALCOMM Inc.	4.2%
Apple, Inc.	4.1%
Baxter International Inc.	4.1%
McDonald’s Corporation	3.3%
Colgate-Palmolive Company	3.1%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 10

Fund Spotlight as of 1/31/09 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	9.0%
Biotechnology	6.1%
Health Care Equipment & Supplies	6.0%
Semiconductors & Equipment	5.7%
Oil, Gas & Consumable Fuels	5.4%
Aerospace & Defense	5.3%
Communications Equipment	4.2%
Pharmaceuticals	4.2%
Internet Software & Services	4.2%
Food Products	3.8%
Hotels, Restaurants & Leisure	3.3%
Electrical Equipment	3.2%
Household Products	3.1%
Media	2.9%
Diversified Consumer Services	2.9%
Consumer Finance	2.7%
Health Care Providers & Services	2.7%
Tobacco	2.7%
Energy Equipment & Services	2.6%
IT Services	2.6%
Software	2.4%
Other	15.0%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$639.80	$637.30	$640.50	$1,018.45	$1,014.67	$1,019.71
Expenses Incurred During Period	$5.54	$8.63	$4.51	$6.82	$10.61	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09% and 1.09% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semi-Annual Report    Page 11

Fund Spotlight as of 1/31/09 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSLAX	NSLCX	NSLIX
NAV	$13.10	$13.04	$13.09
Latest Capital Gain Distribution[2]	$0.0174	$0.0174	$0.0174
Latest Ordinary Income Distribution[3]	$0.1350	$ —	$0.1843
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-37.16%	-40.79%
Since Inception	-10.87%	-12.82%

C Shares	NAV
1-Year	-37.65%
Since Inception	-11.55%

I Shares	NAV
1-Year	-37.03%
Since Inception	-10.66%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.33%	1.21%	7/31/08
Class C	4.08%	1.96%	7/31/08
Class I	3.08%	0.96%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-34.52%	-38.28%
Since Inception	-7.43%	-9.53%

C Shares	NAV
1-Year	-35.05%
Since Inception	-8.14%

I Shares	NAV
1-Year	-34.37%
Since Inception	-7.20%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$906
Number of Common Stocks	77

Top Five Common Stock Holdings[4]
Chevron Corporation	6.0%
JPMorgan Chase & Co	3.7%
Occidental Petroleum Corporation	3.5%
FPL Group, Inc.	2.6%
Johnson & Johnson	2.5%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 12

Fund Spotlight as of 1/31/09 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	15.4%
Pharmaceuticals	9.2%
Commercial Banks	6.7%
Insurance	5.5%
Food & Staples Retailing	5.0%
Specialty Retail	4.4%
Diversified Telecommunication Services	4.1%
Electric Utilities	3.9%
Capital Markets	3.4%
Thrifts & Mortgage Finance	3.2%
Food Products	2.9%
Consumer Finance	2.8%
Tobacco	2.4%
Aerospace & Defense	2.1%
Software	2.1%
Health Care Providers & Services	2.0%
Multiline Retail	1.9%
Diversified Financial Services	1.8%
Road & Rail	1.6%
Air Freight & Logistics	1.5%
Hotels, Restaurants & Leisure	1.5%
Construction & Engineering	1.4%
Mortgage REIT	1.3%
Other	13.9%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$639.00	$636.60	$639.70	$1,018.85	$1,015.07	$1,020.11
Expenses Incurred During Period	$5.21	$8.29	$4.17	$6.41	$10.21	$5.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01% and 1.01% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 13

Fund Spotlight as of 1/31/09 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NCCAX	NCCCX	NCCIX
NAV	$12.81	$12.55	$12.88
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-35.95%	-39.63%
Since Inception	-13.22%	-15.12%

C Shares	NAV
1-Year	-36.42%
Since Inception	-13.87%

I Shares	NAV
1-Year	-35.79%
Since Inception	-13.00%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.08%	1.31%	7/31/08
Class C	3.83%	2.06%	7/31/08
Class I	2.83%	1.06%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-37.57%	-41.16%
Since Inception	-11.83%	-13.82%

C Shares	NAV
1-Year	-38.00%
Since Inception	-12.47%

I Shares	NAV
1-Year	-37.42%
Since Inception	-11.61%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$636
Number of Common Stocks	80

Top Five Common Stock Holdings[2]

Express Scripts, Inc.	3.0%
PG&E Corporation	2.7%
Edison International	2.7%
Progress Energy, Inc.	2.6%
WR Berkley Corporation	2.5%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 14

Fund Spotlight as of 1/31/09 Nuveen Symphony Mid-Cap Core Fund

Industries[1]
Electric Utilities	7.9%
Insurance	6.1%
Oil, Gas & Consumable Fuels	4.7%
Media	3.9%
Energy Equipment & Services	3.6%
Pharmaceuticals	3.4%
Chemicals	3.3%
Commercial Banks	3.3%
Software	3.0%
Health Care Providers & Services	3.0%
Beverages	2.9%
Commercial Services & Supplies	2.8%
Specialized REIT	2.8%
Machinery	2.6%
Road & Rail	2.6%
Diversified Consumer Services	2.6%
Consumer Finance	2.4%
Electronic Equipment & Instruments	2.4%
Internet Software & Services	2.4%
Specialty Retail	2.2%
Capital Markets	2.2%
Auto Components	2.1%
Hotels, Restaurants & Leisure	2.1%
Semiconductors & Equipment	1.8%
Food & Staples Retailing	1.8%
Thrifts & Mortgage Finance	1.7%
Containers & Packaging	1.7%
Industrial Conglomerates	1.7%
Aerospace & Defense	1.5%
Life Sciences Tools & Services	1.3%
Other	14.2%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$614.70	$612.20	$615.40	$1,018.45	$1,014.67	$1,019.71
Expenses Incurred During Period	$5.45	$8.49	$4.44	$6.82	$10.61	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09% and 1.09% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 15

Fund Spotlight as of 1/31/09 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSSAX	NSSCX	NSSIX
NAV	$11.65	$11.42	$11.71
Latest Capital Gain Distribution[2]	$0.0920	$0.0920	$0.0920
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-37.61%	-41.20%
Since Inception	-16.17%	-18.00%

C Shares	NAV
1-Year	-38.07%
Since Inception	-16.80%

I Shares	NAV
1-Year	-37.49%
Since Inception	-15.97%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.31%	1.35%	7/31/08
Class C	4.06%	2.10%	7/31/08
Class I	3.06%	1.10%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-37.97%	-41.53%
Since Inception	-14.27%	-16.21%

C Shares	NAV
1-Year	-38.46%
Since Inception	-14.92%

I Shares	NAV
1-Year	-37.81%
Since Inception	-14.05%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$579
Number of Common Stocks	147

Top Five Common Stock Holdings[3]
NetFlix.com Inc.	2.0%
Marvel Entertainment Inc.	1.7%
Big Lots, Inc.	1.7%
Tanger Factory Outlet Centers	1.5%
Express Scripts, Inc.	1.5%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 16

Fund Spotlight as of 1/31/09 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Specialty Retail	6.9%
Commercial Banks	5.7%
Electric Utilities	4.8%
Insurance	4.5%
Oil, Gas & Consumable Fuels	4.3%
Biotechnology	3.3%
Internet Software & Services	3.1%
Electronic Equipment & Instruments	2.9%
Health Care Providers & Services	2.9%
Semiconductors & Equipment	2.7%
Energy Equipment & Services	2.7%
Chemicals	2.6%
Machinery	2.5%
Media	2.4%
Capital Markets	2.4%
Aerospace & Defense	2.3%
Communications Equipment	2.3%
Health Care Equipment & Supplies	2.2%
Commercial Services & Supplies	2.1%
Software	2.1%
Pharmaceuticals	2.0%
Life Sciences Tools & Services	1.8%
Food Products	1.8%
Leisure Equipment & Products	1.7%
Beverages	1.7%
Multiline Retail	1.7%
Retail REIT	1.5%
Metals & Mining	1.4%
Specialized REIT	1.4%
Road & Rail	1.3%
Diversified Consumer Services	1.3%
Diversified Telecommunication Services	1.3%
Consumer Finance	1.2%
Computers & Peripherals	1.1%
Other	14.1%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$593.90	$591.60	$594.60	$1,018.00	$1,014.22	$1,019.26
Expenses Incurred During Period	$5.75	$8.75	$4.74	$7.27	$11.07	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18% and 1.18% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 17

Fund Spotlight as of 1/31/09 Nuveen Symphony International Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSIAX	NSECX	NSIEX
NAV	$10.19	$10.16	$10.18
Latest Ordinary Income Distribution[2]	$0.0196	$ —	$0.0568
Inception Date	5/30/08	5/30/08	5/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 1/31/09

A Shares	NAV	Offer
Since Inception	-48.96%	-51.90%

C Shares	NAV
Since Inception	-49.20%

I Shares	NAV
Since Inception	-48.85%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	5.56%	1.38%	11/28/08
Class C	6.31%	2.13%	11/28/08
Class I	5.31%	1.13%	11/28/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses have been restated to reflect current expenses as if such expenses had been in effect during the previous fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	-42.75%	-46.04%

C Shares	NAV
Since Inception	-43.00%

I Shares	NAV
Since Inception	-42.66%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,185
Number of Common Stocks	66
Top Five Common Stock Holdings[3]
Nippon Telegraph & Telephone Corp.	4.5%
Total SA, Sponsored ADR	3.7%
BG PLC	3.6%
British American Tobacco PLC	3.5%
Honda Motor Company Limited	3.5%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 18

Fund Spotlight as of 1/31/09 Nuveen Symphony International Equity Fund

Country Allocation[1]
Japan	22.6%
United Kingdom	21.3%
Switzerland	10.4%
Germany	10.3%
France	8.8%
Netherlands	4.5%
Canada	4.1%
Spain	3.2%
Other	14.8%

Industries[1]
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	7.9%
Commercial Banks	7.1%
Diversified Telecommunication Services	6.7%
Automobiles	6.6%
Wireless Telecommunication Services	5.9%
Electric Utilities	5.3%
Insurance	4.5%
Chemicals	4.1%
Food Products	3.9%
Beverages	3.8%
Machinery	3.7%
Gas Utilities	3.6%
Leisure Equipment & Products	3.6%
Tobacco	3.5%
Food & Staples Retailing	2.6%
Capital Markets	2.2%
Other	14.6%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$582.60	$580.90	$584.00	$1,018.55	$1,014.77	$1,019.81
Expenses Incurred During Period	$5.27	$8.25	$4.27	$6.72	$10.51	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 19

Fund Spotlight as of 1/31/09 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NOPAX	NOPCX	NOPRX
NAV	$12.68	$12.59	$12.68
Latest Ordinary Income Distribution[2]	$0.0486	$0.0131	$0.0921
Inception Date	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-31.79%	-35.72%
Since Inception	-28.55%	-31.63%

C Shares	NAV
1-Year	-32.31%
Since Inception	-29.07%

I Shares	NAV
1-Year	-31.64%
Since Inception	-28.38%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.34%	1.45%	11/28/08
Class C	4.09%	2.20%	11/28/08
Class I	3.09%	1.20%	11/28/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and have been restated to reflect current expenses as if such expenses had been in effect during the previous fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-32.55%	-36.44%
Since Inception	-28.02%	-31.32%

C Shares	NAV
1-Year	-33.06%
Since Inception	-28.56%

I Shares	NAV
1-Year	-32.36%
Since Inception	-27.83%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,500
Number of Common Stocks	66
Top Five Common Stock Holdings[3]
Colgate-Palmolive Company	4.4%
Lockheed Martin Corporation	4.3%
Baxter International Inc.	3.6%
Abbott Laboratories	3.6%
Genzyme Corporation	3.5%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

3	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 20

Fund Spotlight as of 1/31/09 Nuveen Symphony Optimized Alpha Fund

Industries[1]
Household Products	8.1%
Pharmaceuticals	8.0%
Food Products	7.8%
Health Care Equipment & Supplies	7.3%
Aerospace & Defense	6.9%
Computers & Peripherals	6.6%
Electric Utilities	5.5%
Biotechnology	4.8%
Tobacco	4.8%
Oil, Gas & Consumable Fuels	4.7%
Commercial Banks	4.6%
IT Services	2.6%
Beverages	2.4%
Media	2.0%
Health Care Providers & Services	2.0%
Consumer Finance	1.8%
Metals & Mining	1.7%
Gas Utilities	1.6%
Life Sciences Tools & Services	1.6%
Commercial Services & Supplies	1.5%
Other	13.7%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$696.60	$694.00	$697.80	$1,018.10	$1,014.32	$1,019.31
Expenses Incurred During Period	$6.03	$9.22	$5.01	$7.17	$10.97	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16% and 1.17% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 21

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 3.3%

22	Alliant Techsystems Inc., (2)	$1,778

71	Boeing Company	3,004

12	Esterline Technologies Corporation, (2)	433

65	Lockheed Martin Corporation	5,333

81	Orbital Sciences Corporation, (2)	1,358

129	Raytheon Company	6,530

37	United Technologies Corporation	1,776
	Total Aerospace & Defense	20,212

	Air Freight & Logistics – 0.5%

61	FedEx Corporation	3,107
	Airlines – 0.5%

205	Continental Airlines, Inc., (2)	2,761

54	UAL Corporation, (2)	510
	Total Airlines	3,271

	Auto Components – 0.8%

143	Advance Auto Parts, Inc.	4,680
	Beverages – 1.4%

11	Boston Beer Company, (2)	278

47	Coca-Cola Company	2,008

109	Molson Coors Brewing Company, Class B	4,389

96	Pepsi Bottling Group, Inc.	1,852
	Total Beverages	8,527

	Biotechnology – 3.3%

79	Alnylam Pharmaceuticals, Inc., (2)	1,666

42	Amgen Inc., (2)	2,304

75	Cephalon, Inc., (2)	5,789

47	Emergent BioSolutions, Inc., (2)	1,031

39	Genentech, Inc., (2)	3,168

87	Genzyme Corporation, (2)	5,996

30	ISIS Pharmaceuticals, Inc., (2)	424
	Total Biotechnology	20,378

	Capital Markets – 1.8%

91	Ameriprise Financial, Inc.	1,834

106	Bank of New York Company, Inc.	2,728

67	Calamos Asset Management, Inc. Class A	399

102	Invesco LTD	1,203

181	Legg Mason, Inc.	2,907

30	Stifel Financial Corporation, (2)	1,051

104	TD Ameritrade Holding Corporation, (2)	1,169
	Total Capital Markets	11,291

	Chemicals – 1.7%

10	Celanese Corporation, Series A	107

33	CF Industries Holdings, Inc.	1,551

Shares	Description (1)	Value

	Chemicals (continued)

27	Lubrizol Corporation	$921

167	Mosaic Company	5,957

35	Scotts Miracle Gro Company	1,128

32	Terra Industries, Inc.	655
	Total Chemicals	10,319

	Commercial Banks – 3.9%

37	Commerce Bancshares Inc.	1,293

64	Community Bank System Inc.	1,149

15	Goldman Sachs Group, Inc.	1,211

26	Hancock Holding Company	712

48	Hatteras Financial Corp.	1,187

25	Investors Bancorp, Inc., (2)	267

314	JPMorgan Chase & Co.	8,010

85	Northern Trust Corporation	4,889

36	UMB Financial Corporation	1,395

220	Wells Fargo & Company	4,158
	Total Commercial Banks	24,271

	Commercial Services & Supplies – 1.0%

285	Corrections Corporation of America, (2)	3,927

20	Dun and Bradstreet Inc.	1,520

49	GeoEye, Inc., (2)	845
	Total Commercial Services & Supplies	6,292

	Communication Equipment – 2.0%

29	Comtech Telecom Corporation, (2)	1,125

47	Interdigital Inc., (2)	1,520

274	QUALCOMM Inc.	9,467
	Total Communication Equipment	12,112

	Computers & Peripherals – 4.1%

114	Apple, Inc., (2)	10,275

49	Data Domain, Inc., (2)	638

249	Hewlett-Packard Company	8,653

64	International Business Machines Corporation (IBM)	5,866
	Total Computers & Peripherals	25,432

	Construction & Engineering – 1.1%

119	Fluor Corporation	4,629

115	Quanta Services Incorporated, (2)	2,459
	Total Construction & Engineering	7,088

	Consumer Finance – 2.4%

50	MasterCard, Inc.	6,789

120	SLM Corporation, (2)	1,374

133	Visa Inc.	6,564
	Total Consumer Finance	14,727

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Containers & Packaging – 0.3%

44	Owens-Illinois, Inc., (2)	$836

79	Packaging Corp. of America	1,122
	Total Containers & Packaging	1,958

	Diversified Consumer Services – 1.5%

95	Apollo Group, Inc., (2)	7,739

14	ITT Educational Services, Inc., (2)	1,715
	Total Diversified Consumer Services	9,454

	Diversified Financial Services – 0.8%

158	Citigroup Inc.	561

58	Eaton Vance Corporation	1,110

145	New York Stock Exchange Euronext	3,190
	Total Diversified Financial Services	4,861

	Diversified REIT – 0.2%

23	American Public Education Inc., (2)	901

52	Lexington Corporate Properties Trust	230
	Total Diversified REIT	1,131

	Diversified Telecommunication Services – 1.7%

206	AT&T Inc.	5,072

48	Cbeyond Inc., (2)	756

131	Embarq Corporation	4,679
	Total Diversified Telecommunication Services	10,507

	Electric Utilities – 3.1%

202	Edison International	6,579

59	El Paso Electric Company, (2)	976

75	FPL Group, Inc.	3,866

82	PG&E Corporation	3,171

78	Progress Energy, Inc.	3,020

49	Southern Company	1,639
	Total Electric Utilities	19,251

	Electrical Equipment – 1.6%

205	Emerson Electric Company	6,704

18	First Solar Inc., (2)	2,570

96	GrafTech International Ltd., (2)	769
	Total Electrical Equipment	10,043

	Electronic Equipment & Instruments – 1.1%

60	Itron Inc., (2)	3,918

36	Multi Fineline Electronix, Inc., (2)	667

24	SunPower Corporation, (2)	805

23	Teledyne Technologies Inc., (2)	641

19	Thermo Fisher Scientific, Inc., (2)	683
	Total Electronic Equipment & Instruments	6,714

Shares	Description (1)	Value

	Energy Equipment & Services – 1.8%

21	Cabot Oil & Gas Corporation	$577

146	Cooper Cameron Corporation, (2)	3,381

122	FMC Technologies Inc., (2)	3,610

71	Matrix Service Company, (2)	376

31	Noble Corporation	842

45	Pride International Inc., (2)	725

102	SandRidge Energy Inc., (2)	679

78	Superior Well Services, Inc., (2)	717
	Total Energy Equipment & Services	10,907

	Food & Staples Retailing – 2.3%

55	Costco Wholesale Corporation	2,477

166	Kroger Co.	3,735

210	Safeway Inc.	4,500

79	Wal-Mart Stores, Inc.	3,722
	Total Food & Staples Retailing	14,434

	Food Products – 2.8%

33	Campbell Soup Company	1,002

49	Diamond Foods Inc.	1,258

13	Flowers Foods Inc.	279

66	General Mills, Inc.	3,904

131	H.J. Heinz Company	4,782

81	Monsanto Company	6,161
	Total Food Products	17,386

	Gas Utilities – 0.2%

96	Spectra Energy Corporation	1,393
	Health Care Equipment & Supplies – 3.1%

153	Baxter International Inc.	8,973

58	Becton, Dickinson and Company	4,215

66	Covidien Limited	2,530

29	Gen-Probe, Inc., (2)	1,306

44	Masimo Corporation, (2)	1,222

51	Volcano Corporation, (2)	667
	Total Health Care Equipment & Supplies	18,913

	Health Care Providers & Services – 2.5%

20	Emergency Medical Services Corporation, (2)	670

175	Express Scripts, Inc., (2)	9,408

109	Omnicare, Inc.	3,048

56	Pharmerica Corporation, (2)	921

27	Quest Diagnostics Incorporated	1,332
	Total Health Care Providers & Services	15,379

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.1%

110	Burger King Holdings Inc.	$2,448

185	McDonald’s Corporation	10,734
	Total Hotels, Restaurants & Leisure	13,182

	Household Durables – 0.3%

66	Jarden Corporation, (2)	688

29	MDC Holdings Inc.	889
	Total Household Durables	1,577

	Household Products – 1.1%

106	Colgate-Palmolive Company	6,894
	Industrial Conglomerates – 0.6%

11	General Electric Company	133

26	Teleflex Inc.	1,383

136	Walter Industries Inc.	2,508
	Total Industrial Conglomerates	4,024

	Insurance – 3.3%

71	Ace Limited	3,100

68	Amtrust Financial Services, Inc.	558

42	Arch Capital Group Limited	2,526

27	Aspen Insurance Holdings Limited	597

71	Axis Capital Holdings Limited	1,722

87	Chubb Corporation	3,704

71	HCC Insurance Holdings Inc.	1,662

11	Navigators Group, Inc., (2)	565

85	Travelers Companies, Inc.	3,284

109	WR Berkley Corporation	2,886
	Total Insurance	20,604

	Internet Software & Services – 2.3%

88	Ansys Inc., (2)	2,188

85	Equinix Inc., (2)	4,535

7	Google Inc., Class A, (2)	2,370

106	Sohu.com Inc., (2)	4,192

76	Switch & Data Facilities Company, Inc., (2)	523

31	Vocus, Inc., (2)	473
	Total Internet Software & Services	14,281

	IT Services – 1.4%

181	Accenture Limited	5,712

26	Affiliated Computer Services Inc., (2)	1,192

70	Fidelity National Information Services	1,114

91	TNS Inc., (2)	753
	Total IT Services	8,771

	Leisure Equipment & Products – 0.7%

102	Hasbro, Inc.	2,461

73	Marvel Entertainment Inc., (2)	2,008
	Total Leisure Equipment & Products	4,469

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.5%

9	Bio-Rad Laboratories Inc., (2)	$572

87	Illumina Inc., (2)	2,380
	Total Life Sciences Tools & Services	2,952

	Machinery – 1.3%

28	Badger Meter Inc.	661

34	Cummins Inc.	815

70	Flowserve Corporation	3,732

37	Harsco Corporation	878

45	Robbins & Myers, Inc.	778

33	SPX Corporation	1,390
	Total Machinery	8,254

	Marine – 0.2%

28	Transocean Inc., (2)	1,529
	Media – 2.2%

214	Cablevision Systems Corporation	3,430

298	DIRECTV Group, Inc., (2)	6,526

94	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	1,725

47	National CineMedia, Inc.	474

153	Regal Entertainment Group, Class A	1,536
	Total Media	13,691

	Metals & Mining – 0.8%

26	Cliffs Natural Resources Inc.	602

23	Compass Minerals International, Inc.	1,384

121	Freeport-McMoRan Copper & Gold, Inc.	3,042
	Total Metals & Mining	5,028

	Mortgage REIT – 0.5%

190	Annaly Capital Management Inc.	2,877
	Multiline Retail – 1.4%

198	Big Lots, Inc., (2)	2,663

46	Dollar Tree Stores Inc., (2)	1,965

96	Family Dollar Stores, Inc.	2,666

38	Kohl’s Corporation, (2)	1,395
	Total Multiline Retail	8,689

	Oil, Gas & Consumable Fuels – 8.5%

13	Alpha Natural Resources Inc., (2)	212

164	Chesapeake Energy Corporation	2,593

187	Chevron Corporation	13,187

19	Comstock Resources Inc., (2)	724

210	Continental Resources Inc., (2)	4,341

17	Devon Energy Corporation	1,047

60	EOG Resources, Inc.	4,066

91	Hess Corporation	5,061

34	McMoran Exploration Corporation, (2)	227

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

78	Murphy Oil Corporation	$3,446

117	Occidental Petroleum Corporation	6,382

152	Petrohawk Energy Corporation, (2)	2,996

105	Southwestern Energy Company, (2)	3,323

71	Tesoro Petroleum Corporation	1,223

91	Valero Energy Corporation	2,195

40	Whiting Petroleum Corporation, (2)	1,160
	Total Oil, Gas & Consumable Fuels	52,183

	Paper & Forest Products – 0.0%

40	Buckeye Technologies Inc., (2)	117
	Personal Products – 0.2%

53	Herbalife, Limited	1,087
	Pharmaceuticals – 5.5%

99	Abbott Laboratories	5,489

225	Bristol-Myers Squibb Company	4,817

157	Eli Lilly and Company	5,781

96	Johnson & Johnson	5,538

29	Noven Pharmaceuticals Inc.	288

71	Perrigo Company	2,084

265	Pfizer Inc.	3,864

236	Warner Chilcott Limited, (2)	3,245

110	Watson Pharmaceuticals Inc., (2)	3,001
	Total Pharmaceuticals	34,107

	Residential REIT – 0.2%

29	Equity Lifestyles Properties Inc.	1,094
	Retail REIT – 0.3%

58	Tanger Factory Outlet Centers	1,757
	Road & Rail – 2.0%

128	CSX Corporation	3,707

87	Kansas City Southern Industries, (2)	1,580

40	Landstar System	1,435

54	Norfolk Southern Corporation	2,071

86	Union Pacific Corporation	3,766
	Total Road & Rail	12,559

	Semiconductors & Equipment – 2.7%

359	Broadcom Corporation, Class A, (2)	5,690

489	Intel Corporation	6,308

384	Marvell Technology Group Ltd., (2)	2,799

76	Monolithic Power Systems, Inc., (2)	923

104	ON Semiconductor Corporation, (2)	434

58	Semtech Corporation, (2)	682
	Total Semiconductors & Equipment	16,836

Shares	Description (1)	Value

	Software – 2.3%

83	Adobe Systems Incorporated, (2)	$1,603

96	Autodesk, Inc., (2)	1,590

195	CA Inc.	3,508

37	Electronic Arts Inc. (EA), (2)	571

192	Salesforce.com, Inc., (2)	5,109

80	Symantec Corporation, (2)	1,226

87	Wind River Systems Inc., (2)	693
	Total Software	14,300

	Specialized REIT – 0.7%

59	Health Care Property Investors Inc.	1,377

105	Rayonier Inc.	3,091
	Total Specialized REIT	4,468

	Specialty Retail – 3.5%

42	Aeropostale, Inc., (2)	887

39	Blackboard, Inc., (2)	991

108	CommVault Systems, Inc., (2)	1,433

223	Gap, Inc.	2,515

98	Guess Inc.	1,577

207	Home Depot, Inc.	4,457

58	Hot Topic, Inc., (2)	495

197	Lowe’s Companies, Inc.	3,599

65	NetFlix.com Inc., (2)	2,349

55	O’Reilly Automotive Inc., (2)	1,599

142	RadioShack Corporation	1,627
	Total Specialty Retail	21,529

	Textiles, Apparel & Luxury Goods – 0.1%

14	Deckers Outdoor Corporation, (2)	731
	Thrifts & Mortgage Finance – 1.9%

829	Hudson City Bancorp, Inc.	9,616

138	People’s United Financial, Inc.	2,258
	Total Thrifts & Mortgage Finance	11,874

	Tobacco – 2.0%

24	Lorillard Inc.	1,427

298	Philip Morris International	11,071
	Total Tobacco	12,498

	Water Utilities – 0.2%

23	California Water Service Group	1,001
	Total Investments (cost $846,097) – 99.6%	617,001

	Other Assets Less Liabilities – 0.4%	2,682

	Net Assets – 100%	$619,683

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 5.3%

1,410	Boeing Company	$59,657

1,280	Lockheed Martin Corporation	105,011

1,410	Raytheon Company	71,374
	Total Aerospace & Defense	236,042

	Auto Components – 1.0%

1,380	Advance Auto Parts, Inc.	45,167
	Beverages – 0.9%

950	Coca-Cola Company	40,584
	Biotechnology – 6.1%

1,130	Cephalon, Inc., (2)	87,213

770	Genentech, Inc., (2)	62,555

1,750	Genzyme Corporation, (2)	120,610
	Total Biotechnology	270,378

	Chemicals – 1.2%

1,550	Mosaic Company	55,289
	Commercial Banks – 0.5%

300	Goldman Sachs Group, Inc.	24,219
	Communication Equipment – 4.2%

5,430	QUALCOMM Inc.	187,606
	Computers & Peripherals – 8.9%

1,990	Apple, Inc., (2)	179,359

3,660	Hewlett-Packard Company	127,185

980	International Business Machines Corporation (IBM)	89,817
	Total Computers & Peripherals	396,361

	Construction & Engineering – 1.5%

1,690	Fluor Corporation	65,741
	Consumer Finance – 2.7%

560	MasterCard, Inc.	76,037

880	Visa Inc.	43,428
	Total Consumer Finance	119,465

	Diversified Consumer Services – 2.8%

1,550	Apollo Group, Inc., (2)	126,263
	Electrical Equipment – 3.1%

2,640	Emerson Electric Company	86,328

370	First Solar Inc., (2)	52,836
	Total Electrical Equipment	139,164

	Electronic Equipment & Instruments – 0.8%

570	Itron Inc., (2)	37,221
	Energy Equipment & Services – 2.6%

2,890	Cooper Cameron Corporation, (2)	66,932

1,618	FMC Technologies Inc., (2)	47,877
	Total Energy Equipment & Services	114,809

Shares	Description (1)	Value

	Food & Staples Retailing – 0.7%

1,480	Kroger Co.	$33,300
	Food Products – 3.8%

1,280	H.J. Heinz Company	46,720

1,620	Monsanto Company	123,217
	Total Food Products	169,937

	Health Care Equipment & Supplies – 5.9%

3,050	Baxter International Inc.	178,883

1,160	Becton, Dickinson and Company	84,297
	Total Health Care Equipment & Supplies	263,180

	Health Care Providers & Services – 2.7%

2,200	Express Scripts, Inc., (2)	118,272
	Hotels, Restaurants & Leisure – 3.3%

2,540	McDonald’s Corporation	147,371
	Household Products – 3.1%

2,120	Colgate-Palmolive Company	137,885
	Industrial Conglomerates – 0.9%

2,160	Walter Industries Inc.	39,830
	Internet Software & Services – 4.2%

770	Ansys Inc., (2)	19,142

1,120	Equinix Inc., (2)	59,752

140	Google Inc., Class A, (2)	47,394

1,490	Sohu.com Inc., (2)	58,930
	Total Internet Software & Services	185,218

	IT Services – 2.6%

3,600	Accenture Limited	113,616
	Machinery – 0.6%

470	Flowserve Corporation	25,056
	Marine – 0.7%

560	Transocean Inc., (2)	30,587
	Media – 2.9%

5,920	DIRECTV Group, Inc., (2)	129,648
	Metals & Mining – 0.5%

920	Freeport-McMoRan Copper & Gold, Inc.	23,129
	Multiline Retail – 0.9%

920	Dollar Tree Stores Inc., (2)	39,293
	Oil, Gas & Consumable Fuels – 5.4%

820	Chesapeake Energy Corporation	12,964

2,195	Continental Resources Inc., (2)	45,371

320	EOG Resources, Inc.	21,686

700	Murphy Oil Corporation	30,926

2,110	Petrohawk Energy Corporation, (2)	41,588

2,110	Southwestern Energy Company, (2)	66,782

640	Whiting Petroleum Corporation, (2)	18,560
	Total Oil, Gas & Consumable Fuels	237,877

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Pharmaceuticals – 4.2%

1,970	Abbott Laboratories	$109,217

1,380	Eli Lilly and Company	50,812

1,900	Warner Chilcott Limited, (2)	26,125
	Total Pharmaceuticals	186,154

	Road & Rail – 2.2%

2,540	CSX Corporation	73,558

550	Union Pacific Corporation	24,085
	Total Road & Rail	97,643

	Semiconductors & Equipment – 5.7%

5,720	Broadcom Corporation, Class A, (2)	90,662

9,800	Intel Corporation	126,420

5,000	Marvell Technology Group Ltd., (2)	36,450
	Total Semiconductors & Equipment	253,532

	Software – 2.4%

1,660	Adobe Systems Incorporated, (2)	32,055

2,830	Salesforce.com, Inc., (2)	75,306
	Total Software	107,361

	Specialty Retail – 1.1%

4,480	Gap, Inc.	50,534
	Thrifts & Mortgage Finance – 1.2%

4,420	Hudson City Bancorp, Inc.	51,272
	Tobacco – 2.6%

3,160	Philip Morris International	117,394
	Total Investments (cost $5,800,589) – 99.2%	4,416,398

	Other Assets Less Liabilities – 0.8%	37,345

	Net Assets – 100%	$4,453,743

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 2.1%

236	Raytheon Company	$11,946

146	United Technologies Corporation	7,007
	Total Aerospace & Defense	18,953

	Air Freight & Logistics – 1.5%

263	FedEx Corporation	13,397
	Airlines – 0.6%

424	Continental Airlines, Inc., (2)	5,711
	Beverages – 1.2%

273	Molson Coors Brewing Company, Class B	10,994
	Biotechnology – 1.0%

169	Amgen Inc., (2)	9,270
	Capital Markets – 3.3%

248	Ameriprise Financial, Inc.	4,997

428	Bank of New York Company, Inc.	11,017

414	Invesco LTD	4,881

569	Legg Mason, Inc.	9,138
	Total Capital Markets	30,033

	Chemicals – 1.1%

48	Celanese Corporation, Series A	511

260	Mosaic Company	9,274
	Total Chemicals	9,785

	Commercial Banks – 6.5%

1,268	JPMorgan Chase & Co.	32,347

167	Northern Trust Corporation	9,606

895	Wells Fargo & Company	16,916
	Total Commercial Banks	58,869

	Commercial Services & Supplies – 1.1%

699	Corrections Corporation of America, (2)	9,632
	Computers & Peripherals – 0.8%

220	Hewlett-Packard Company	7,645
	Construction & Engineering – 1.4%

581	Quanta Services Incorporated, (2)	12,422
	Consumer Finance – 2.7%

510	SLM Corporation, (2)	5,840

378	Visa Inc.	18,654
	Total Consumer Finance	24,494

	Diversified Financial Services – 1.8%

823	Citigroup Inc.	2,922

593	New York Stock Exchange Euronext	13,046
	Total Diversified Financial Services	15,968

	Diversified Telecommunication Services – 4.0%

859	AT&T Inc.	21,149

412	Embarq Corporation	14,717
	Total Diversified Telecommunication Services	35,866

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Electric Utilities – 3.8%

122	Edison International	$3,974

439	FPL Group, Inc.	22,630

229	Southern Company	7,660
	Total Electric Utilities	34,264

	Electrical Equipment – 0.8%

216	Emerson Electric Company	7,063
	Food & Staples Retailing – 4.9%

238	Costco Wholesale Corporation	10,717

370	Kroger Co.	8,325

420	Safeway Inc.	9,001

349	Wal-Mart Stores, Inc.	16,445
	Total Food & Staples Retailing	44,488

	Food Products – 2.8%

265	General Mills, Inc.	15,675

275	H.J. Heinz Company	10,038
	Total Food Products	25,713

	Health Care Equipment & Supplies – 1.1%

268	Covidien Limited	10,275
	Health Care Providers & Services – 2.0%

440	Omnicare, Inc.	12,302

110	Quest Diagnostics Incorporated	5,429
	Total Health Care Providers & Services	17,731

	Hotels, Restaurants & Leisure – 1.4%

225	McDonald’s Corporation	13,055
	Industrial Conglomerates – 0.0%

23	General Electric Company	279
	Insurance – 5.4%

302	Ace Limited	13,185

296	Axis Capital Holdings Limited	7,181

352	Chubb Corporation	14,988

352	Travelers Companies, Inc.	13,601
	Total Insurance	48,955

	IT Services – 1.1%

110	Affiliated Computer Services Inc., (2)	5,045

328	Fidelity National Information Services	5,218
	Total IT Services	10,263

	Leisure Equipment & Products – 1.0%

391	Hasbro, Inc.	9,435
	Machinery – 0.9%

153	Flowserve Corporation	8,156
	Media – 0.8%

451	Cablevision Systems Corporation	7,230

Shares	Description (1)	Value

	Metals & Mining – 0.7%

254	Freeport-McMoRan Copper & Gold, Inc.	$6,386
	Mortgage REIT – 1.3%

771	Annaly Capital Management Inc.	11,673
	Multiline Retail – 1.8%

390	Family Dollar Stores, Inc.	10,830

156	Kohl’s Corporation, (2)	5,727
	Total Multiline Retail	16,557

	Multi-Utilities – 0.6%

261	MDU Resources Group Inc.	5,191
	Oil, Gas & Consumable Fuels – 15.1%

381	Chesapeake Energy Corporation	6,024

746	Chevron Corporation	52,604

119	Continental Resources Inc., (2)	2,460

79	Devon Energy Corporation	4,866

177	EOG Resources, Inc.	11,995

338	Hess Corporation	18,796

562	Occidental Petroleum Corporation	30,657

371	Valero Energy Corporation	8,949
	Total Oil, Gas & Consumable Fuels	136,351

	Pharmaceuticals – 9.0%

897	Bristol-Myers Squibb Company	19,205

356	Eli Lilly and Company	13,108

388	Johnson & Johnson	22,384

1,016	Pfizer Inc.	14,813

437	Watson Pharmaceuticals Inc., (2)	11,921
	Total Pharmaceuticals	81,431

	Road & Rail – 1.5%

165	Burlington Northern Santa Fe Corporation	10,931

68	Union Pacific Corporation	2,978
	Total Road & Rail	13,909

	Software – 2.0%

733	CA Inc.	13,187

330	Symantec Corporation, (2)	5,059
	Total Software	18,246

	Specialized REIT – 0.6%

176	Rayonier Inc.	5,181
	Specialty Retail – 4.3%

840	Home Depot, Inc.	18,085

737	Lowe’s Companies, Inc.	13,465

245	O’Reilly Automotive Inc., (2)	7,122
	Total Specialty Retail	38,672

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 3.1%

1,646	Hudson City Bancorp, Inc.	$19,094

560	People’s United Financial, Inc.	9,162
	Total Thrifts & Mortgage Finance	28,256

	Tobacco – 2.4%

571	Philip Morris International	21,213
	Total Investments (cost $1,057,575) – 97.5%	883,012

	Other Assets Less Liabilities – 2.5%	22,750

	Net Assets – 100%	$905,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.5%

	Aerospace & Defense – 1.5%

116	Alliant Techsystems Inc., (2)	$9,374
	Airlines – 1.1%

528	Continental Airlines, Inc., (2)	7,112
	Auto Components – 2.0%

395	Advance Auto Parts, Inc.	12,928
	Beverages – 2.8%

204	Molson Coors Brewing Company, Class B	8,215

506	Pepsi Bottling Group, Inc.	9,761
	Total Beverages	17,976

	Biotechnology – 1.1%

92	Cephalon, Inc., (2)	7,101
	Capital Markets – 2.1%

160	Ameriprise Financial, Inc.	3,224

267	Legg Mason, Inc.	4,288

546	TD Ameritrade Holding Corporation, (2)	6,137
	Total Capital Markets	13,649

	Chemicals – 3.2%

121	CF Industries Holdings, Inc.	5,687

144	Lubrizol Corporation	4,913

110	Mosaic Company	3,924

182	Scotts Miracle Gro Company	5,864
	Total Chemicals	20,388

	Commercial Banks – 3.2%

197	Commerce Bancshares Inc.	6,885

232	Northern Trust Corporation	13,345
	Total Commercial Banks	20,230

	Commercial Services & Supplies – 2.7%

641	Corrections Corporation of America, (2)	8,833

109	Dun and Bradstreet Inc.	8,284
	Total Commercial Services & Supplies	17,117

	Computers & Peripherals – 1.1%

78	Apple, Inc., (2)	7,030
	Construction & Engineering – 1.1%

186	Fluor Corporation	7,235
	Consumer Finance – 2.3%

109	MasterCard, Inc.	14,800
	Containers & Packaging – 1.7%

230	Owens-Illinois, Inc., (2)	4,370

432	Packaging Corp. of America	6,134
	Total Containers & Packaging	10,504

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Diversified Consumer Services – 2.5%

87	Apollo Group, Inc., (2)	$7,087

72	ITT Educational Services, Inc., (2)	8,821
	Total Diversified Consumer Services	15,908

	Diversified Financial Services – 0.9%

306	Eaton Vance Corporation	5,857
	Diversified Telecommunication Services – 1.2%

216	Embarq Corporation	7,716
	Electric Utilities – 7.7%

500	Edison International	16,285

431	PG&E Corporation	16,667

409	Progress Energy, Inc.	15,836
	Total Electric Utilities	48,788

	Electronic Equipment & Instruments – 2.3%

105	Itron Inc., (2)	6,857

128	SunPower Corporation, (2)	4,296

100	Thermo Fisher Scientific, Inc., (2)	3,593
	Total Electronic Equipment & Instruments	14,746

	Energy Equipment & Services – 3.5%

111	Cabot Oil & Gas Corporation	3,051

227	FMC Technologies Inc., (2)	6,717

164	Noble Corporation	4,453

263	Pride International Inc., (2)	4,240

534	SandRidge Energy Inc., (2)	3,556
	Total Energy Equipment & Services	22,017

	Food & Staples Retailing – 1.7%

505	Safeway Inc.	10,822
	Food Products – 0.8%

171	Campbell Soup Company	5,193
	Health Care Equipment & Supplies – 1.1%

152	Gen-Probe, Inc., (2)	6,843
	Health Care Providers & Services – 2.8%

338	Express Scripts, Inc., (2)	18,169
	Hotels, Restaurants & Leisure – 2.0%

577	Burger King Holdings Inc.	12,838
	Household Durables – 1.3%

346	Jarden Corporation, (2)	3,609

150	MDC Holdings Inc.	4,596
	Total Household Durables	8,205

	Industrial Conglomerates – 1.6%

139	Teleflex Inc.	7,392

152	Walter Industries Inc.	2,803
	Total Industrial Conglomerates	10,195

Shares	Description (1)	Value

	Insurance – 5.9%

222	Arch Capital Group Limited	$13,353

375	HCC Insurance Holdings Inc.	8,779

575	WR Berkley Corporation	15,226
	Total Insurance	37,358

	Internet Software & Services – 2.3%

151	Equinix Inc., (2)	8,056

163	Sohu.com Inc., (2)	6,447
	Total Internet Software & Services	14,503

	Life Sciences Tools & Services – 1.3%

303	Illumina Inc., (2)	8,290
	Machinery – 2.5%

179	Cummins Inc.	4,292

193	Harsco Corporation	4,578

174	SPX Corporation	7,327
	Total Machinery	16,197

	Media – 3.8%

460	Cablevision Systems Corporation	7,374

495	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	9,083

751	Regal Entertainment Group, Class A	7,540
	Total Media	23,997

	Metals & Mining – 0.5%

136	Cliffs Natural Resources Inc.	3,151
	Multiline Retail – 1.2%

588	Big Lots, Inc., (2)	7,909
	Oil, Gas & Consumable Fuels – 4.5%

311	Continental Resources Inc., (2)	6,428

119	Hess Corporation	6,618

214	Murphy Oil Corporation	9,455

372	Tesoro Petroleum Corporation	6,410
	Total Oil, Gas & Consumable Fuels	28,911

	Personal Products – 0.9%

280	Herbalife, Limited	5,743
	Pharmaceuticals – 3.3%

372	Perrigo Company	10,918

738	Warner Chilcott Limited, (2)	10,148
	Total Pharmaceuticals	21,066

	Road & Rail – 2.5%

459	Kansas City Southern Industries, (2)	8,335

212	Landstar System	7,604
	Total Road & Rail	15,939

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Semiconductors & Equipment – 1.8%

377	Broadcom Corporation, Class A, (2)	$5,975

726	Marvell Technology Group Ltd., (2)	5,293
	Total Semiconductors & Equipment	11,268

	Software – 2.9%

504	Autodesk, Inc., (2)	8,346

193	Electronic Arts Inc. (EA), (2)	2,980

261	Salesforce.com, Inc., (2)	6,945
	Total Software	18,271

	Specialized REIT – 2.7%

307	Health Care Property Investors Inc.	7,165

338	Rayonier Inc.	9,951
	Total Specialized REIT	17,116

	Specialty Retail – 2.2%

322	Guess Inc.	5,181

747	RadioShack Corporation	8,561
	Total Specialty Retail	13,742

	Thrifts & Mortgage Finance – 1.7%

910	Hudson City Bancorp, Inc.	10,556
	Tobacco – 1.2%

125	Lorillard Inc.	7,433
	Total Investments (cost $712,155) – 96.5%	614,191

	Other Assets Less Liabilities – 3.5%	22,047

	Net Assets – 100%	$636,238

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 2.3%

53	Alliant Techsystems Inc., (2)	$4,283

58	Esterline Technologies Corporation, (2)	2,093

401	Orbital Sciences Corporation, (2)	6,725
	Total Aerospace & Defense	13,101

	Airlines – 1.0%

245	Continental Airlines, Inc., (2)	3,300

263	UAL Corporation, (2)	2,483
	Total Airlines	5,783

	Auto Components – 1.0%

183	Advance Auto Parts, Inc.	5,990
	Beverages – 1.7%

52	Boston Beer Company, (2)	1,312

95	Molson Coors Brewing Company, Class B	3,826

235	Pepsi Bottling Group, Inc.	4,533
	Total Beverages	9,671

	Biotechnology – 3.2%

392	Alnylam Pharmaceuticals, Inc., (2)	8,267

43	Cephalon, Inc., (2)	3,319

230	Emergent BioSolutions, Inc., (2)	5,044

149	ISIS Pharmaceuticals, Inc., (2)	2,105
	Total Biotechnology	18,735

	Capital Markets – 2.3%

74	Ameriprise Financial, Inc.	1,491

328	Calamos Asset Management, Inc. Class A	1,955

123	Legg Mason, Inc.	1,975

149	Stifel Financial Corporation, (2)	5,221

253	TD Ameritrade Holding Corporation, (2)	2,844
	Total Capital Markets	13,486

	Chemicals – 2.6%

104	CF Industries Holdings, Inc.	4,888

67	Lubrizol Corporation	2,286

51	Mosaic Company	1,819

85	Scotts Miracle Gro Company	2,739

158	Terra Industries, Inc.	3,236
	Total Chemicals	14,968

	Commercial Banks – 5.6%

91	Commerce Bancshares Inc.	3,180

314	Community Bank System Inc.	5,636

128	Hancock Holding Company	3,503

236	Hatteras Financial Corp.	5,834

120	Investors Bancorp, Inc., (2)	1,282

107	Northern Trust Corporation	6,155

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Commercial Banks (continued)

174	UMB Financial Corporation	$6,741
	Total Commercial Banks	32,331

	Commercial Services & Supplies – 2.1%

295	Corrections Corporation of America, (2)	4,065

49	Dun and Bradstreet Inc.	3,724

239	GeoEye, Inc., (2)	4,123
	Total Commercial Services & Supplies	11,912

	Communication Equipment – 2.2%

145	Comtech Telecom Corporation, (2)	5,626

226	Interdigital Inc., (2)	7,307
	Total Communication Equipment	12,933

	Computers & Peripherals – 1.1%

36	Apple, Inc., (2)	3,245

246	Data Domain, Inc., (2)	3,203
	Total Computers & Peripherals	6,448

	Construction & Engineering – 0.6%

86	Fluor Corporation	3,345
	Consumer Finance – 1.2%

50	MasterCard, Inc.	6,789
	Containers & Packaging – 0.8%

107	Owens-Illinois, Inc., (2)	2,033

194	Packaging Corp. of America	2,755
	Total Containers & Packaging	4,788

	Diversified Consumer Services – 1.3%

40	Apollo Group, Inc., (2)	3,258

33	ITT Educational Services, Inc., (2)	4,043
	Total Diversified Consumer Services	7,301

	Diversified Financial Services – 0.5%

142	Eaton Vance Corporation	2,718
	Diversified REIT – 0.9%

111	American Public Education Inc., (2)	4,347

255	Lexington Corporate Properties Trust	1,130
	Total Diversified REIT	5,477

	Diversified Telecommunication Services – 1.2%

237	Cbeyond Inc., (2)	3,730

95	Embarq Corporation	3,393
	Total Diversified Telecommunication Services	7,123

	Electric Utilities – 4.7%

232	Edison International	7,556

290	El Paso Electric Company, (2)	4,797

200	PG&E Corporation	7,734

190	Progress Energy, Inc.	7,357
	Total Electric Utilities	27,444

Shares	Description (1)	Value

	Electrical Equipment – 0.6%

468	GrafTech International Ltd., (2)	$3,749
	Electronic Equipment & Instruments – 2.9%

103	Itron Inc., (2)	6,726

175	Multi Fineline Electronix, Inc., (2)	3,243

59	SunPower Corporation, (2)	1,980

112	Teledyne Technologies Inc., (2)	3,121

46	Thermo Fisher Scientific, Inc., (2)	1,653

	Total Electronic Equipment & Instruments	16,723

	Energy Equipment & Services – 2.6%

52	Cabot Oil & Gas Corporation	1,429

97	FMC Technologies Inc., (2)	2,870

347	Matrix Service Company, (2)	1,836

76	Noble Corporation	2,063

111	Pride International Inc., (2)	1,789

246	SandRidge Energy Inc., (2)	1,638

386	Superior Well Services, Inc., (2)	3,547
	Total Energy Equipment & Services	15,172

	Food & Staples Retailing – 0.9%

234	Safeway Inc.	5,015
	Food Products – 1.7%

79	Campbell Soup Company	2,399

243	Diamond Foods Inc.	6,240

64	Flowers Foods Inc.	1,375
	Total Food Products	10,014

	Health Care Equipment & Supplies – 2.2%

71	Gen-Probe, Inc., (2)	3,196

216	Masimo Corporation, (2)	5,998

255	Volcano Corporation, (2)	3,333
	Total Health Care Equipment & Supplies	12,527

	Health Care Providers & Services – 2.8%

98	Emergency Medical Services Corporation, (2)	3,285

157	Express Scripts, Inc., (2)	8,440

275	Pharmerica Corporation, (2)	4,521
	Total Health Care Providers & Services	16,246

	Hotels, Restaurants & Leisure – 1.0%

268	Burger King Holdings Inc.	5,963
	Household Durables – 0.7%

160	Jarden Corporation, (2)	1,669

71	MDC Holdings Inc.	2,175
	Total Household Durables	3,844

	Industrial Conglomerates – 0.8%

64	Teleflex Inc.	3,404

71	Walter Industries Inc.	1,309
	Total Industrial Conglomerates	4,713

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Insurance – 4.4%

336	Amtrust Financial Services, Inc.	$2,759

102	Arch Capital Group Limited	6,135

131	Aspen Insurance Holdings Limited	2,895

174	HCC Insurance Holdings Inc.	4,073

55	Navigators Group, Inc., (2)	2,824

265	WR Berkley Corporation	7,017
	Total Insurance	25,703

	Internet Software & Services – 3.0%

235	Ansys Inc., (2)	5,842

70	Equinix Inc., (2)	3,735

75	Sohu.com Inc., (2)	2,966

380	Switch & Data Facilities Company, Inc., (2)	2,614

153	Vocus, Inc., (2)	2,335
	Total Internet Software & Services	17,492

	IT Services – 0.7%

456	TNS Inc., (2)	3,771
	Leisure Equipment & Products – 1.7%

359	Marvel Entertainment Inc., (2)	9,876
	Life Sciences Tools & Services – 1.8%

44	Bio-Rad Laboratories Inc., (2)	2,796

281	Illumina Inc., (2)	7,688
	Total Life Sciences Tools & Services	10,484

	Machinery – 2.5%

135	Badger Meter Inc.	3,185

83	Cummins Inc.	1,990

89	Harsco Corporation	2,111

222	Robbins & Myers, Inc.	3,838

80	SPX Corporation	3,369
	Total Machinery	14,493

	Media – 2.4%

212	Cablevision Systems Corporation	3,398

228	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	4,184

231	National CineMedia, Inc.	2,328

372	Regal Entertainment Group, Class A	3,735
	Total Media	13,645

	Metals & Mining – 1.4%

63	Cliffs Natural Resources Inc.	1,460

111	Compass Minerals International, Inc.	6,679
	Total Metals & Mining	8,139

	Multiline Retail – 1.6%

698	Big Lots, Inc., (2)	9,388

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 4.2%

64	Alpha Natural Resources Inc., (2)	$1,044

93	Comstock Resources Inc., (2)	3,546

143	Continental Resources Inc., (2)	2,956

53	Hess Corporation	2,947

166	McMoran Exploration Corporation, (2)	1,111

99	Murphy Oil Corporation	4,374

227	Petrohawk Energy Corporation, (2)	4,474

172	Tesoro Petroleum Corporation	2,964

39	Whiting Petroleum Corporation, (2)	1,131
	Total Oil, Gas & Consumable Fuels	24,547

	Paper & Forest Products – 0.1%

198	Buckeye Technologies Inc., (2)	578
	Personal Products – 0.5%

130	Herbalife, Limited	2,666
	Pharmaceuticals – 1.9%

139	Noven Pharmaceuticals Inc.	1,380

173	Perrigo Company	5,078

342	Warner Chilcott Limited, (2)	4,703
	Total Pharmaceuticals	11,161

	Residential REIT – 0.9%

143	Equity Lifestyles Properties Inc.	5,395
	Retail REIT – 1.5%

281	Tanger Factory Outlet Centers	8,514
	Road & Rail – 1.3%

213	Kansas City Southern Industries, (2)	3,868

98	Landstar System	3,515
	Total Road & Rail	7,383

	Semiconductors & Equipment – 2.7%

175	Broadcom Corporation, Class A, (2)	2,774

322	Marvell Technology Group Ltd., (2)	2,347

376	Monolithic Power Systems, Inc., (2)	4,568

510	ON Semiconductor Corporation, (2)	2,127

295	Semtech Corporation, (2)	3,466
	Total Semiconductors & Equipment	15,282

	Software – 2.1%

234	Autodesk, Inc., (2)	3,875

90	Electronic Arts Inc. (EA), (2)	1,390

121	Salesforce.com, Inc., (2)	3,220

427	Wind River Systems Inc., (2)	3,403
	Total Software	11,888

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Specialized REIT – 1.4%

141	Health Care Property Investors Inc.	$3,291

157	Rayonier Inc.	4,622
	Total Specialized REIT	7,913

	Specialty Retail – 6.8%

206	Aeropostale, Inc., (2)	4,349

189	Blackboard, Inc., (2)	4,802

532	CommVault Systems, Inc., (2)	7,060

328	Guess Inc.	5,278

281	Hot Topic, Inc., (2)	2,400

317	NetFlix.com Inc., (2)	11,458

347	RadioShack Corporation	3,977
	Total Specialty Retail	39,324

	Textiles, Apparel & Luxury Goods – 0.6%

67	Deckers Outdoor Corporation, (2)	3,500
	Thrifts & Mortgage Finance – 0.8%

422	Hudson City Bancorp, Inc.	4,895
	Tobacco – 0.6%

58	Lorillard Inc.	3,449
	Water Utilities – 0.9%

114	California Water Service Group	4,959
	Total Investments (cost $815,168) – 98.3%	568,754

	Other Assets Less Liabilities – 1.7%	9,787

	Net Assets – 100%	$578,541

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 93.9%

	Aerospace & Defense – 1.0%

527	BAE Systems PLC	$12,225
	Automobiles – 6.2%

1,726	Honda Motor Company Limited	39,111

545	Toyota Motor Corporation	34,613
	Total Automobiles	73,724

	Beverages – 3.5%

279	Diageo PLC, Sponsored ADR	15,161

532	Fomento Economico Mexicano S.A	14,976

3,440	Foster’s Group Limited	11,868
	Total Beverages	42,005

	Capital Markets – 2.0%

866	Credit Suisse Group	22,074

83	Deutsche Bank AG	2,129
	Total Capital Markets	24,203

	Chemicals – 3.9%

465	Bayer AG	24,879

183	Potash Corporation of Saskatchewan	13,699

183	Syngenta AG	7,067
	Total Chemicals	45,645

	Commercial Banks – 6.7%

2,127	Allinaz S.E	17,718

679	Banco Bilbao Vizcaya Argentaria S.A	6,308

1,055	Banco Bradesco SA, ADR	9,442

1,994	Banco Itau Holdings Financeira, S.A	20,020

1,257	Banco Santander Central S.A	9,855

249	HSBC Holdings PLC, Sponsored ADR	9,671

249	National Australia Bank Limited, Sponsored ADR	2,988

349	Societe Generale	2,914
	Total Commercial Banks	78,916

	Communications Equipment – 1.0%

998	Nokia Oyj, Sponsored ADR	12,245
	Diversified Financial Services – 1.4%

2,013	ING Groep N.V., Sponsored ADR	16,768
	Diversified Telecommunication Services – 6.3%

947	France Telecom SA	21,279

2,096	Nippon Telegraph and Telephone Corporation	50,451

266	Telstra Corporation Limited, ADR	3,139
	Total Diversified Telecommunication Services	74,869

	Electric Utilities – 5.0%

1,130	E.ON A.G., Sponsored ADR	36,796

150	RWE AG	11,658

663	Vesta Wind Systems A/S, (2)	10,906
	Total Electric Utilities	59,360

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.5%

1,480	Panasonic Corporation	$17,730
	Food & Staples Retailing – 2.5%

2,459	Koninklijke Ahold NV	29,287
	Food Products – 3.7%

831	Nestle SA	28,767

665	Unilever PLC	14,577
	Total Food Products	43,344

	Gas Utilities – 3.4%

588	BG PLC	40,288
	Health Care Equipment & Supplies – 1.8%

479	Fresenius SE	21,440
	Hotels, Restaurants & Leisure – 0.8%

499	Carnival Corporation	9,007
	Insurance – 4.2%

678	Aegon N.V.	3,512

499	AXA-UAP	8,034

56	Fairfax Financial Holdings Limited	18,238

316	Mitsui Sumitomo Insurance Company Limited	4,196

3,058	SCOR SE	6,147

304	Sun Life Financial Inc.	6,120

150	Tokio Marine Holdings Inc.	3,968
	Total Insurance	50,215

	Leisure Equipment & Products – 3.4%

1,092	Canon Inc.	29,440

499	FujiFilm Holdings Corporation, ADR	10,828
	Total Leisure Equipment & Products	40,268

	Machinery – 3.5%

2,559	ABB Limited	33,395

266	Hitachi Limited	8,023
	Total Machinery	41,418

	Media – 1.8%

715	Shaw Communication Inc.	11,547

335	WPP Group PLC	9,370
	Total Media	20,917

	Metals & Mining – 1.5%

515	BHP Billiton PLC	17,422
	Oil, Gas & Consumable Fuels – 9.7%

415	BP PLC, Sponsored ADR	17,625

1,064	Repsol YPF S.A	18,907

1,931	StatoilHydro ASA, Sponsored ADR	33,271

864	Stolt Offshore S.A., ADR	4,743

824	Total SA, Sponsored ADR	41,019
	Total Oil, Gas & Consumable Fuels	115,565

Shares	Description (1)	Value

	Pharmaceuticals – 7.4%

1,009	AstraZeneca Group, Sponsored ADR	$38,877

166	GlaxoSmithKline PLC, Sponsored ADR	5,853

449	Novartis AG	18,526

166	Roche Holdings AG	5,842

673	Sanofi-Aventis, Sponsored ADR	18,958
	Total Pharmaceuticals	88,056

	Road & Rail – 0.8%

276	Canadian National Railways Company	9,660
	Software – 1.5%

482	Nintendo Co., LTD., ADR	17,545
	Specialty Retail – 0.6%

349	Sony Corporation	6,708
	Tobacco – 3.3%

715	British American Tobacco PLC	39,397
	Wireless Telecommunication Services – 5.5%

382	Millicom International Cellular SA, (2)	14,959

1,937	NTT DoCoMo Inc.	33,355

332	Partner Communications Company Limited	5,129

631	Vodafone Group PLC, Sponsored ADR	11,730
	Total Wireless Telecommunication Services	65,173

	Total Investments (cost $1,475,559) – 93.9%	1,113,400

	Other Assets Less Liabilities – 6.1%	71,936

	Net Assets – 100%	$1,185,336

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 93.6%

	Aerospace & Defense – 6.4%

565	Boeing Company	$23,905

735	Lockheed Martin Corporation	60,299

243	Raytheon Company	12,301
	Total Aerospace & Defense	96,505

	Airlines – 0.5%

1,109	Southwest Airlines Co.	7,796
	Auto Components – 1.1%

483	Advance Auto Parts, Inc.	15,809
	Beverages – 2.2%

774	Coca-Cola Company	33,065
	Biotechnology – 4.5%

174	Biogen Idec Inc., (2)	8,465

174	Celgene Corporation, (2)	9,213

717	Genzyme Corporation, (2)	49,416
	Total Biotechnology	67,094

	Capital Markets – 0.8%

457	Bank of New York Company, Inc.	11,763
	Chemicals – 0.8%

326	Mosaic Company	11,628
	Commercial Banks – 4.3%

724	Commerce Bancshares Inc.	25,304

217	Cullen/Frost Bankers, Inc.	9,498

1,178	JPMorgan Chase & Co.	30,051
	Total Commercial Banks	64,853

	Commercial Services & Supplies – 1.4%

261	Stericycle Inc., (2)	12,768

283	Waste Management, Inc.	8,827
	Total Commercial Services & Supplies	21,595

	Communications Equipment – 1.4%

609	QUALCOMM Inc.	21,041
	Computers & Peripherals – 6.2%

543	Apple, Inc., (2)	48,941

478	International Business Machines Corporation (IBM)	43,809
	Total Computers & Peripherals	92,750

	Construction & Engineering – 0.6%

217	Fluor Corporation	8,441
	Consumer Finance – 1.7%

522	Visa Inc.	25,761
	Diversified Financial Services – 0.4%

1,674	Citigroup Inc.	5,943
	Diversified Telecommunication Services – 0.5%

261	Verizon Communications Inc.	7,796

Shares	Description (1)	Value

	Electric Utilities – 5.1%

435	Edison International	$14,168

217	FPL Group, Inc.	11,186

848	Progress Energy, Inc.	32,835

565	Southern Company	18,899
	Total Electric Utilities	77,088

	Energy Equipment & Services – 0.5%

261	National-Oilwell Varco Inc., (2)	6,901
	Food & Staples Retailing – 1.4%

239	Costco Wholesale Corporation	10,762

217	Wal-Mart Stores, Inc.	10,225
	Total Food & Staples Retailing	20,987

	Food Products – 7.3%

739	General Mills, Inc.	43,712

457	H.J. Heinz Company	16,681

637	Kellogg Company	27,831

283	Monsanto Company	21,525
	Total Food Products	109,749

	Gas Utilities – 1.5%

674	Questar Corporation	22,903
	Health Care Equipment & Supplies – 6.9%

870	Baxter International Inc.	51,026

152	Beckman Coulter, Inc.	7,557

483	Becton, Dickinson and Company	35,100

239	Covidien Limited	9,163
	Total Health Care Equipment & Supplies	102,846

	Health Care Providers & Services – 1.9%

261	Express Scripts, Inc., (2)	14,031

370	Universal Health Services, Inc., Class B	14,005
	Total Health Care Providers & Services	28,036

	Hotels, Restaurants & Leisure – 0.8%

196	McDonald’s Corporation	11,372
	Household Products – 7.6%

261	Church & Dwight Company Inc.	13,893

948	Colgate-Palmolive Company	61,654

448	Kimberly-Clark Corporation	23,059

283	Procter & Gamble Company	15,424
	Total Household Products	114,030

	Industrial Conglomerates – 1.0%

833	Walter Industries Inc.	15,361
	Insurance – 1.0%

239	Arch Capital Group Limited	14,376
	IT Services – 2.4%

1,152	Accenture Limited	36,357

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Life Sciences Tools & Services – 1.5%

391	Edwards Lifesciences Corporation, (2)	$22,479
	Media – 1.9%

826	DIRECTV Group, Inc., (2)	18,089

511	Walt Disney Company	10,567
	Total Media	28,656

	Metals & Mining – 1.6%

304	Cliffs Natural Resources Inc.	7,044

656	Freeport-McMoRan Copper & Gold, Inc.	16,492
	Total Metals & Mining	23,536

	Oil, Gas & Consumable Fuels – 4.4%

622	Continental Resources Inc., (2)	12,857

174	EOG Resources, Inc.	11,792

567	Hess Corporation	31,531

478	Petrohawk Energy Corporation, (2)	9,421
	Total Oil, Gas & Consumable Fuels	65,601

	Pharmaceuticals – 7.5%

913	Abbott Laboratories	50,617

913	Eli Lilly and Company	33,617

474	Johnson & Johnson	27,345
	Total Pharmaceuticals	111,579

	Software – 1.2%

956	Adobe Systems Incorporated, (2)	18,460
	Thrifts & Mortgage Finance – 0.9%

867	People’s United Financial, Inc.	14,184
	Tobacco – 4.4%

457	Altria Group, Inc.	7,559

370	Lorillard Inc.	22,000

1,000	Philip Morris International	37,150
	Total Tobacco	66,709

	Total Investments (cost $1,887,114) – 93.6%	1,403,050

	Other Assets Less Liabilities – 6.4%	96,504

	Net Assets – 100%	$1,499,554

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $846,097, $5,800,589, $1,057,575, $712,155, $815,168, $1,475,559 and $1,887,114, respectively)	$617,001	$4,416,398	$883,012	$614,191	$568,754	$1,113,400	$1,403,050
Cash	10,378	92,747	17,515	21,723	13,003	77,813	46,972
Receivables:
Dividends	680	1,641	1,843	553	372	1,159	2,835
From Adviser	3,094	7,098	4,368	3,792	3,533	4,426	13,945
Investments sold	11,193	69,545	42,917	3,410	1,575	—	21,723
Reclaims	—	—	—	—	—	54	—
Other assets	—	—	12,743	—	—	—	24,702
Total assets	642,346	4,587,429	962,398	643,669	587,237	1,196,852	1,513,227
Liabilities
Payables:
Investments purchased	13,595	81,781	45,063	—	1,470	—	—
Shares redeemed	—	40,000	1,145	—	—	—	—
Accrued expenses:
12b-1 distribution and service fees	177	184	317	180	165	268	260
Other	8,891	11,721	10,111	7,251	7,061	11,248	13,413
Total liabilities	22,663	133,686	56,636	7,431	8,696	11,516	13,673
Net assets	$619,683	$4,453,743	$905,762	$636,238	$578,541	$1,185,336	$1,499,554
Class A Shares
Net assets	$155,965	$164,490	$309,819	$160,172	$145,583	$675,962	$226,557
Shares outstanding	12,500	12,500	23,655	12,500	12,500	66,335	17,864
Net asset value per share	$12.48	$13.16	$13.10	$12.81	$11.65	$10.19	$12.68
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.24	$13.96	$13.90	$13.59	$12.36	$10.81	$13.45
Class C Shares
Net assets	$152,863	$161,864	$251,080	$156,911	$142,728	$126,995	$240,035
Shares outstanding	12,500	12,500	19,252	12,500	12,500	12,500	19,069
Net asset value and offering price per share	$12.23	$12.95	$13.04	$12.55	$11.42	$10.16	$12.59
Class I Shares
Net assets	$310,855	$4,127,389	$344,863	$319,155	$290,230	$382,379	$1,032,962
Shares outstanding	24,778	312,272	26,342	24,772	24,782	37,576	81,471
Net asset value and offering price per share	$12.55	$13.22	$13.09	$12.88	$11.71	$10.18	$12.68

Net Assets Consist of:
Capital paid-in	$993,301	$6,814,273	$1,291,672	$991,987	$988,297	$1,776,416	$2,318,969
Undistributed net investment income (loss)	1,325	5,382	1,749	554	(1,458)	1,054	967
Accumulated net realized gain (loss) from investments and foreign currency	(145,847)	(981,721)	(213,096)	(258,339)	(161,884)	(229,975)	(336,318)
Net unrealized appreciation (depreciation) of investments	(229,096)	(1,384,191)	(174,563)	(97,964)	(246,414)	(362,159)	(484,064)
Net assets	$619,683	$4,453,743	$905,762	$636,238	$578,541	$1,185,336	$1,499,554

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended January 31, 2009

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividend and Interest Income (net of foreign tax withheld of $0, $0, $0, $0, $0, $1,068 and $0, respectively)	$6,712	$35,243	$12,757	$6,063	$4,002	$9,845	$18,058
Expenses
Management fees	3,439	22,194	3,791	3,515	3,651	4,054	8,341
12b-1 service fees – Class A	242	249	329	247	231	506	292
12b-1 distribution and service fees – Class C	950	980	1,343	971	907	810	1,093
Shareholders’ servicing agent fees and expenses	53	108	274	61	54	109	474
Custodian’s fees and expenses	10,456	6,723	8,846	4,206	6,392	4,455	5,681
Trustees’ fees and expenses	—	39	—	—	—	8	—
Professional fees	2,984	2,962	5,700	3,037	2,941	21,817	7,672
Shareholders’ reports – printing and mailing expenses	3,731	11,300	3,372	4,342	4,607	5,996	11,483
Federal and state registration fees	—	70	—	—	—	292	5,499
Other expenses	238	22	14	226	215	16	25
Total expenses before custodian fee credit and expense reimbursement	22,093	44,647	23,669	16,605	18,998	38,063	40,560
Custodian fee credit	(202)	(115)	(180)	(204)	(244)	(267)	(241)
Expense reimbursement	(16,504)	(14,671)	(17,017)	(10,892)	(13,294)	(31,537)	(28,632)
Net expenses	5,387	29,861	6,472	5,509	5,460	6,259	11,687
Net investment income (loss)	1,325	5,382	6,285	554	(1,458)	3,586	6,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(117,552)	(933,862)	(191,558)	(246,291)	(100,238)	(217,976)	(199,715)
Change in net unrealized appreciation (depreciation) of investments	(263,623)	(1,489,899)	(223,930)	(153,268)	(297,278)	(250,126)	(475,762)
Net realized and unrealized gain (loss)	(381,175)	(2,423,761)	(415,488)	(399,559)	(397,516)	(468,102)	(675,477)
Net increase (decrease) in net assets from operations	$(379,850)	$(2,418,379)	$(409,203)	$(399,005)	$(398,974)	$(464,516)	$(669,106)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Symphony All-Cap Core		Symphony Large-Cap Growth		Symphony Large-Cap Value
	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$1,325	$(5,733)	$5,382	$(6,970)	$6,285	$4,155
Net realized gain (loss) from investments and foreign currency	(117,552)	(20,632)	(933,862)	(32,039)	(191,558)	(19,192)
Change in net unrealized appreciation (depreciation) of investments	(263,623)	9,013	(1,489,899)	57,635	(223,930)	12,815
Net increase (decrease) in net assets from operations	(379,850)	(17,352)	(2,418,379)	18,626	(409,203)	(2,222)
Distributions to Shareholders
Net investment income:
Class A	—	—	—	—	(3,463)	(845)
Class C	—	—	—	—	—	—
Class I (1)	—	—	—	(209)	(4,859)	(1,574)
From accumulated net realized gains:
Class A	—	(20,566)	—	(570)	(379)	(22,559)
Class C	—	(20,566)	—	(570)	(349)	(22,559)
Class I (1)	—	(41,133)	—	(1,140)	(458)	(45,118)
Tax return of capital:
Class A	—	—	—	(680)	—	—
Class C	—	—	—	(680)	—	—
Class I (1)	—	—	—	(1,360)	—	—
Decrease in net assets from distributions to shareholders	—	(82,265)	—	(5,209)	(9,508)	(92,655)
Fund Share Transactions
Proceeds from sale of shares	—	255,750	3,549,749	2,737,953	357,118	278,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	1,004	—
	—	255,750	3,549,749	2,737,953	358,122	278,000
Cost of shares redeemed	—	(255,750)	(200,000)	(265,845)	(65,422)	(278,000)
Net increase (decrease) in net assets from Fund share transactions	—	—	3,349,749	2,472,108	292,700	—
Net increase (decrease) in net assets	(379,850)	(99,617)	931,370	2,485,525	(126,011)	(94,877)
Net assets at the beginning of period	999,533	1,099,150	3,522,373	1,036,848	1,031,773	1,126,650
Net assets at the end of period	$619,683	$999,533	$4,453,743	$3,522,373	$905,762	$1,031,773
Undistributed net investment income (loss) at the end of period	$1,325	$—	$5,382	$—	$1,749	$3,786

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony Mid-Cap Core		Symphony Small-Mid Cap Core		Symphony International Equity
	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	For the Period 5/30/08 (commencement of operations) through 7/31/08
Operations
Net investment income (loss)	$554	$(6,629)	$(1,458)	$(9,765)	$3,586	$(216)
Net realized gain (loss) from investments and foreign currency	(246,291)	(12,048)	(100,238)	(42,060)	(217,976)	(12,008)
Change in net unrealized appreciation (depreciation) of investments	(153,268)	6,752	(297,278)	1,229	(250,126)	(112,033)
Net increase (decrease) in net assets from operations	(399,005)	(11,925)	(398,974)	(50,596)	(464,516)	(124,257)
Distributions to Shareholders
Net investment income:
Class A	—	—	—	—	(1,298)	—
Class C	—	—	—	—	—	—
Class I (1)	—	—	—	—	(1,503)	—
From accumulated net realized gains:
Class A	—	(17,594)	(1,150)	(15,250)	—	—
Class C	—	(17,594)	(1,150)	(15,250)	—	—
Class I (1)	—	(35,187)	(2,280)	(30,500)	—	—
Tax return of capital:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I (1)	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(70,375)	(4,580)	(61,000)	(2,801)	—
Fund Share Transactions
Proceeds from sale of shares	—	261,875	—	246,000	776,076	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	834	—
	—	261,875	—	246,000	776,910	1,000,000
Cost of shares redeemed	—	(261,875)	—	(246,000)	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—	—	—	776,910	1,000,000
Net increase (decrease) in net assets	(399,005)	(82,300)	(403,554)	(111,596)	309,593	875,743
Net assets at the beginning of period	1,035,243	1,117,543	982,095	1,093,691	875,743	—
Net assets at the end of period	$636,238	$1,035,243	$578,541	$982,095	$1,185,336	$875,743
Undistributed net investment income (loss) at the end of period	$554	$—	$(1,458)	$—	$1,054	$269

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

	Symphony Optimized Alpha
	Six Months Ended 1/31/09	For the Period 9/28/07 (commencement of operations) through 7/31/08
Operations
Net investment income (loss)	$6,371	$214
Net realized gain (loss) from investments and foreign currency	(199,715)	(135,106)
Change in net unrealized appreciation (depreciation) of investments	(475,762)	(8,302)
Net increase (decrease) in net assets from operations	(669,106)	(143,194)
Distributions to Shareholders
Net investment income:
Class A	(570)	—
Class C	—	—
Class I (1)	(6,423)	—
From accumulated net realized gains:
Class A	(210)	—
Class C	(250)	—
Class I (1)	(1,063)	—
Tax return of capital:
Class A	—	—
Class C	—	—
Class I (1)	—	—
Decrease in net assets from distributions to shareholders	(8,516)	—
Fund Share Transactions
Proceeds from sale of shares	223,214	2,658,168
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,200	—
	228,414	2,658,168
Cost of shares redeemed	(318,489)	(247,723)
Net increase (decrease) in net assets from Fund share transactions	(90,075)	2,410,445
Net increase (decrease) in net assets	(767,697)	2,267,251
Net assets at the beginning of period	2,267,251	—
Net assets at the end of period	$1,499,554	$2,267,251
Undistributed net investment income (loss) at the end of period	$967	$1,589

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony All-Cap Core Fund (“Symphony All-Cap Core”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”), and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony All-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 3000 Index in an attempt to provide long-term capital appreciation.

Symphony Large-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Growth Index in an attempt to provide long-term capital appreciation.

Symphony Large-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Value Index in an attempt to provide long-term capital appreciation.

Symphony Mid-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Index in an attempt to provide long-term capital appreciation.

Symphony Small-Mid Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Symphony International Equity ordinarily invests in foreign equity securities in an attempt to provide long-term capital appreciation. The Fund may also invest up to 15% of its assets in equity securities of companies located in emerging markets.

Symphony Optimized Alpha ordinarily invests at least 80% of its net assets in equity securities of the companies with varying market capitalizations in an attempt to provide long-term capital appreciation with lower absolute volatility than the broad equity market.

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a ..25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an upfront sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 29, 2008 (commencement of operations) through January 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2009:

Symphony All-Cap Core	Level 1	Level 2	Level 3	Total
Investments	$617,001	$—	$—	$617,001

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments	$4,416,398	$—	$—	$4,416,398

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$883,012	$—	$—	$883,012

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments	$614,191	$—	$—	$614,191

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments	$568,754	$—	$—	$568,754

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments	$913,577	$199,823	$—	$1,113,400

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments	$1,403,050	$—	$—	$1,403,050

3. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony All-Cap Core
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	—	—	12,278	255,750
	—	—	12,278	255,750
Shares redeemed:
Class A	—	—	—	—
Class B*	—	—	(12,500)	(255,750)
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	(12,500)	(255,750)
Net increase (decrease)	—	$—	(222)	$—

	Symphony Large-Cap Growth
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	177,997	3,549,749	133,590	2,737,953
	177,997	3,549,749	133,590	2,737,953
Shares redeemed:
Class A	—	—	—	—
Class B*	—	—	(12,500)	(263,000)
Class C	—	—	—	—
Class I	(11,675)	(200,000)	(140)	(2,845)
	(11,675)	(200,000)	(12,640)	(265,845)
Net increase (decrease)	166,322	$3,349,749	120,950	$2,472,108

* Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

Notes to Financial Statements (Unaudited) (continued)

	Symphony Large-Cap Value
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,766	$196,117	—	$—
Class B*	—	—	—	—
Class C	8,904	137,581	—	—
Class I	1,599	23,420	12,389	278,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	47	680	—	—
Class B*	—	—	—	—
Class C	2	26	—	—
Class I	21	298	—	—
	24,339	358,122	12,389	278,000
Shares redeemed:
Class A	(2,658)	(35,403)	—	—
Class B*	—	—	(12,500)	(278,000)
Class C	(2,154)	(27,719)	—	—
Class I	(167)	(2,300)	—	—
	(4,979)	(65,422)	(12,500)	(278,000)
Net increase (decrease)	19,360	$292,700	(111)	$—

	Symphony Mid-Cap Core
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	—	—	12,272	261,875
	—	—	12,272	261,875
Shares redeemed:
Class A	—	—	—	—
Class B*	—	—	(12,500)	(261,875)
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	(12,500)	(261,875)
Net increase (decrease)	—	$—	(228)	$—

	Symphony Small-Mid Cap Core
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	—	—	12,282	246,000
	—	—	12,282	246,000
Shares redeemed:
Class A	—	—	—	—
Class B*	—	—	(12,500)	(246,000)
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	(12,500)	(246,000)
Net increase (decrease)	—	$—	(218)	$—

* Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

	Symphony International Equity
	Six Months Ended 1/31/09		For the Period 5/30/08 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	53,769	$621,093	12,500	$250,000
Class C	—	—	12,500	250,000
Class I	12,569	154,983	25,000	500,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	66	752	—	—
Class C	—	—	—	—
Class I	7	82	—	—
	66,411	776,910	50,000	1,000,000
Shares redeemed:
Class A	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Net increase (decrease)	66,411	$776,910	50,000	$1,000,000

	Symphony Optimized Alpha
	Six Months Ended 1/31/09		For the Period 9/28/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,662	$ 33,955	15,201	$302,527
Class B*	—	—	12,500	250,000
Class C	6,569	80,537	12,500	250,000
Class I	7,572	108,722	96,766	1,855,641
Shares issued to shareholders due to reinvestment of distributions:
Class A	1	10	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	400	5,190	—	—
	17,204	228,414	136,967	2,658,168
Shares redeemed:
Class A	—	—	—	—
Class B*	—	—	(12,500)	(239,000)
Class C	—	—	—	—
Class I	(22,803)	(318,489)	(464)	(8,723)
	(22,803)	(318,489)	(12,964)	(247,723)
Net increase (decrease)	(5,599)	$ (90,075)	124,003	$2,410,445

*Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

Notes to Financial Statements (Unaudited) (continued)

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2009, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$400,914	$5,861,339	$973,846	$582,536	$328,919	$905,837	$358,605
Sales	376,519	2,472,366	670,185	578,195	315,089	150,314	526,049

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2009, the cost of investments was as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$846,810	$5,806,395	$1,060,729	$714,518	$815,371	$1,475,559	$1,893,926

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Gross unrealized:
Appreciation	$11,535	$67,068	$7,482	$29,384	$16,405	$5,213	$3,753
Depreciation	(241,344)	(1,457,065)	(185,199)	(129,711)	(263,022)	(367,372)	(494,629)
Net unrealized appreciation (depreciation) of investments	$(229,809)	$(1,389,997)	$(177,717)	$(100,327)	$(246,617)	$(362,159)	$(490,876)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ last tax year end, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$—	$—	$3,785	$—	$—	$278	$3,117
Undistributed net long-term capital gains	—	—	1,176	—	4,579	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity**	Symphony Optimized Alpha***
Distributions from net ordinary income*	$44,165	$2,489	$85,285	$57,940	$—	$—	$—
Distributions from net long-term capital gains	38,100	—	7,370	12,435	61,000	—	—
Tax return of capital	—	2,720	—	—	—	—	—
*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
**	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
***	For the period September 28, 2007 (commencement of operations) through July 31, 2008.

At July 31, 2008, the Funds’ last tax year end, Symphony Mid-Cap Core had unused capital loss carryforwards of $3,222 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire July 31, 2016.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity*	Symphony Optimized Alpha**
Post-October capital losses	$27,582	$41,989	$18,374	$6,463	$61,442	$11,999	$129,796
Post-October currency losses	—	—	—	—	—	9	—

*	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
**	For the period September 28, 2007 (commencement of operations) through July 31, 2008.

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Symphony All-Cap Core Fund-Level Fee Rate	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.7000%	.6500%	.6000%	.7000%	.8000%	.6800%	.7500%
For the next $125 million	.6875	.6375	.5875	.6875	.7875	.6625	.7375
For the next $250 million	.6750	.6250	.5750	.6750	.7750	.6550	.7250
For the next $500 million	.6625	.6125	.5625	.6625	.7625	.6425	.7125
For the next $1 billion	.6500	.6000	.5500	.6500	.7500	.6300	.7000
For net assets over $2 billion	.6250	.5750	.5250	.6250	.7250	.6150	.6750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the table below:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Symphony All-Cap Core	1.15%	November 30, 2009	1.40%
Symphony Large-Cap Growth	1.10	November 30, 2010	1.35
Symphony Large-Cap Value	1.05	November 30, 2009	1.30
Symphony Mid-Cap Core	1.15	November 30, 2009	1.40
Symphony Small-Mid Cap Core	1.25	November 30, 2009	1.50
Symphony International Equity	1.13	November 30, 2011	1.38
Symphony Optimized Alpha	1.20	November 30, 2010	1.45

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discrection.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned shares of the Funds as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Class C	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Class I	24,778	24,842	24,889	24,772	24,782	25,000	24,929

During the six months ended January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY ALL-CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2009(e)	$20.12	$.03	$ (7.67)	$ (7.64)	$—	$—	$—	$12.48	(37.97)%	$156	5.69	%*	(3.94	)%*	1.39	%*	.35	%*	1.34	%*	.40	%*	48%
2008	22.06	(.06)	(.23)	(.29)	—	(1.65)	(1.65)	20.12	(1.46)	251	3.43		(2.42)		1.38		(.37)		1.31		(.30)		157
2007	19.98	.04	2.06	2.10	(.02)	—	(.02)	22.06	10.51	276	4.14		(2.67)		1.38		.09		1.29		.18		138
2006(f)	20.00	.01	(.03)	(.02)	—	—	—	19.98	(.10)	250	10.14	*	(8.60	)*	1.39	*	.15	*	1.32	*	.22	*	17
Class C (5/06)
2009(e)	19.79	(.03)	(7.53)	(7.56)	—	—	—	12.23	(38.23)	153	6.44	*	(4.69	)*	2.15	*	(.40	)*	2.09	*	(.35	)*	48
2008	21.89	(.22)	(.23)	(.45)	—	(1.65)	(1.65)	19.79	(2.19)	247	4.18		(3.17)		2.14		(1.12)		2.06		(1.05)		157
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)		2.14		(.66)		2.05		(.57)		138
2006(f)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34	)*	2.14	*	(.60	)*	2.07	*	(.53	)*	17
Class I (5/06)(g)
2009(e)	20.20	.05	(7.70)	(7.65)	—	—	—	12.55	(37.90)	311	5.44	*	(3.69	)*	1.14	*	.60	*	1.09	*	.66	*	48
2008	22.10	(.01)	(.24)	(.25)	—	(1.65)	(1.65)	20.20	(1.22)	501	3.18		(2.17)		1.14		(.12)		1.06		(.05)		157
2007	19.99	.10	2.06	2.16	(.05)	—	(.05)	22.10	10.81	276	3.89		(2.42)		1.13		.34		1.04		.43		138
2006(f)	20.00	.02	(.03)	(.01)	—	—	—	19.99	(.05)	250	9.88	*	(8.34	)*	1.14	*	.40	*	1.07	*	.47	*	17

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY LARGE-CAP GROWTH												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2009(e)	$20.57	$— **	$(7.41)	$ (7.41)	$—	$—	$—	$—	$13.16	(36.02)%	$164	1.89	%*	(.56	)%*	1.34	%*	(.01	)%*	1.34	%*	(.01	)%*	50%
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)	257	3.14		(2.16)		1.33		(.35)		1.29		.31		110
2007(f)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90	260	8.21	*	(7.39	)*	1.34	*	(.51	)*	1.22	*	(.39	)*	72
Class C (12/06)
2009(e)	20.32	(.06)	(7.31)	(7.37)	—	—	—	—	12.95	(36.27)	162	2.64	*	(1.31	)*	2.09	*	(.76	)*	2.09	*	(.76	)*	50
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)	254	3.89		(2.91)		2.09		(1.11)		2.05		(1.07)		110
2007(f)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.98	*	(1.15	)*	72
Class I (12/06)(g)
2009(e)	20.63	.02	(7.43)	(7.41)	—	—	—	—	13.22	(35.95)	4,127	1.65	*	(.31	)*	1.09	*	.25	*	1.09	*	.25	*	50
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)	3,011	2.40		(1.56)		1.09		(.25)		1.05		(.21)		110
2007(f)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05	260	7.95	*	(7.13	)*	1.08	*	(.26	)*	.96	*	(.14	)*	72

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions			Ratios/Supplemental Data
SYMPHONY LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2009(e)	$20.71	$.11	$ (7.56)	$ (7.45)	$(.14)	$ (.02)	$ (.16)	$13.10	(36.10)%	$310	5.22	%*	(2.53	)%*	1.30	%*	1.39	%*	1.26	%*	1.43	%*	71%
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)	259	3.33		1.49		1.28		.55		1.21		.62		98
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01	282	5.11		(3.18)		1.28		.64		1.19		.74		133
2006(f)	20.00	.02	.78	.80	—	—	—	20.80	4.00	260	9.89	*	(8.21	)*	1.29	*	.39	*	1.22	*	.46	*	10
Class C (5/06)
2009(e)	20.51	.05	(7.50)	(7.45)	—	(.02)	(.02)	13.04	(36.34)	251	5.61	*	(2.93	)*	2.05	*	.63	*	2.01	*	.67	*	71
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)	256	4.08		(2.24)		2.04		(.20)		1.96		(.13)		98
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)		2.04		(.11)		1.94		(.01)		133
2006(f)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96	)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class I (5/06)(g)
2009(e)	20.75	.14	(7.60)	(7.46)	(.18)	(.02)	(.20)	13.09	(36.03)	345	4.40	*	(1.73	)*	1.04	*	1.62	*	1.01	*	1.66	*	71
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)	516	3.08		1.24		1.04		.80		.96		.87		98
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26	283	4.86		(2.93)		1.03		.89		.94		.99		133
2006(f)	20.00	.02	.79	.81	—	—	—	20.81	4.05	260	9.63	*	(7.95	)*	1.04	*	.64	*	.97	*	.71	*	10

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY MID-CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2009(e)	$20.84	$.02	$(8.05)	$(8.03)	$—	$—	$—	$12.81	(38.53)%	$160	4.17	%*	(2.62	)%*	1.39	%*	.15	%*	1.34	%*	.20	%*	73%
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)	261	3.08		(2.14)		1.38		(.44)		1.31		(.37)		99
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90	280	4.06		(2.94)		1.38		(.27)		1.31		(.19)		139
2006(f)	20.00	—	.09	.09	—	—	—	20.09	.45	251	10.07	*	(8.68	)*	1.39	*	(.01	)*	1.32	*	.07	*	21
Class C (5/06)
2009(e)	20.50	(.04)	(7.91)	(7.95)	—	—	—	12.55	(38.78)	157	4.91	*	(3.37	)*	2.14	*	(.60	)*	2.09	*	(.55	)*	73
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)	256	3.83		(2.89)		2.14		(1.20)		2.06		(1.12)		99
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)		2.14		(1.02)		2.06		(.95)		139
2006(f)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43	)*	2.14	*	(.75	)*	2.07	*	(.68	)*	21
Class I (5/06)(g)
2009(e)	20.93	.04	(8.09)	(8.05)	—	—	—	12.88	(38.46)	319	3.92	*	(2.37	)*	1.14	*	.40	*	1.09	*	.45	*	73
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)	518	2.83		(1.89)		1.14		(.19)		1.06		(.12)		99
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15	281	3.80		(2.69)		1.13		(.02)		1.06		.06		139
2006(f)	20.00	.01	.09	.10	—	—	—	20.10	.50	251	9.81	*	(8.43	)*	1.14	*	.25	*	1.06	*	.32	*	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY SMALL-MID CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2009(e)	$19.76	$(.02)	$(8.00)	$(8.02)	$—	$ (.09)	$ (.09)	$11.65	(40.61)%	$146	5.12	%*	(4.03	)%*	1.49	%*	(.40	)%*	1.43	%*	(.34	)%*	42%
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)	247	3.31		(2.67)		1.49		(.85)		1.35		(.71)		155
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45	274	4.27		(3.09)		1.48		(.31)		1.37		(.19)		132
2006(f)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)	242	10.25	*	(8.50	)*	1.49	*	.26	*	1.42	*	.33	*	13
Class C (5/06)
2009(e)	19.45	(.08)	(7.86)	(7.94)	—	(.09)	(.09)	11.42	(40.84)	143	5.86	*	(4.77	)*	2.24	*	(1.15	)*	2.18	*	(1.09	)*	42
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)	243	4.06		(3.42)		2.24		(1.60)		2.10		(1.46)		155
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)		2.24		(1.06)		2.12		(.95)		132
2006(f)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25	)*	2.24	*	(.49	)*	2.17	*	(.42	)*	13
Class I (5/06)(g)
2009(e)	19.85	(.01)	(8.04)	(8.05)	—	(.09)	(.09)	11.71	(40.54)	290	4.86	*	(3.77	)*	1.24	*	(.15	)*	1.18	*	(.09	)*	42
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)	492	3.06		(2.42)		1.24		(.60)		1.10		(.46)		155
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70	275	4.02		(2.84)		1.23		(.05)		1.12		.06		132
2006(f)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)	242	10.00	*	(8.25	)*	1.24	*	.51	*	1.17	*	.58	*	13

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
SYMPHONY INTERNATIONAL EQUITY												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/08)
2009(e)	$17.52	$.04		$(7.35)	$(7.31)	$(.02)	$—	$(.02)	$10.19	(41.74)%	$676	7.88	%*	(5.91	)%*	1.38	%*	.59	%*	1.32	%*	.64	%*	17%
2008(f)	20.00	—	**	(2.48)	(2.48)	—	—	—	17.52	(12.40)	219	11.09	*	(9.84	)*	1.37	*	(.11	)*	1.33	*	(.07	)*	6
Class C (5/08)
2009(e)	17.49	.01		(7.34)	(7.33)	—	—	—	10.16	(41.91)	127	9.25	*	(6.96	)*	2.12	*	.16	*	2.07	*	.22	*	17
2008(f)	20.00	(.03)		(2.48)	(2.51)	—	—	—	17.49	(12.55)	219	11.84	*	(10.59	)*	2.13	*	(.87	)*	2.09	*	(.83	)*	6
Class I (5/08)
2009(e)	17.52	.08		(7.36)	(7.28)	(.06)	—	(.06)	10.18	(41.60)	382	8.16	*	(5.92	)*	1.12	*	1.12	*	1.07	*	1.17	*	17
2008(f)	20.00	.01		(2.49)	(2.48)	—	—	—	17.52	(12.40)	438	10.84	*	(9.59	)*	1.11	*	.14	*	1.07	*	.18	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
SYMPHONY OPTIMIZED ALPHA												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (9/07)
2009(e)	$18.27	$.05		$(5.59)	$(5.54)	$(.04)	$(.01)	$(.05)	$12.68	(30.34)%	$227	4.94	%*	(2.89	)%*	1.44	%*	.61	%*	1.41	%*	.63	%*	20%
2008(f)	20.00	.01		(1.74)	(1.73)	—	—	—	18.27	(8.65)	278	4.47	*	(3.02	)*	1.43	*	.02	*	1.37	*	.09	*	88
Class C (9/07)
2009(e)	18.16	—	**	(5.56)	(5.56)	—	(.01)	(.01)	12.59	(30.60)	240	6.01	*	(3.91	)*	2.19	*	(.10	)*	2.16	*	(.07	)*	20
2008(f)	20.00	(.11)		(1.73)	(1.84)	—	—	—	18.16	(9.20)	227	5.17	*	(3.72	)*	2.19	*	(.74	)*	2.12	*	(.67	)*	88
Class I (9/07)(g)
2009(e)	18.30	.07		(5.60)	(5.53)	(.08)	(.01)	(.09)	12.68	(30.22)	1,033	4.30	*	(2.26	)*	1.19	*	.84	*	1.17	*	.87	*	20
2008(f)	20.00	.05		(1.75)	(1.70)	—	—	—	18.30	(8.50)	1,763	4.52	*	(3.03	)*	1.19	*	.30	*	1.12	*	.37	*	88

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2009.
(f)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes

Notes

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SYMPH-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global Resources Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Global Resources Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Paul Hechmer and Dave Iben offer their thoughts on the performance of the Funds during the six-month period ended January 31, 2009. Paul, a managing director of Tradewinds, is the portfolio manager for the Nuveen Tradewinds International Value Fund while Dave, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global All-Cap Fund and co-portfolio manager with Alberto Jimenez Crespo, CFA and Greg Padilla, for the Nuveen Tradewinds Global Resources Fund.

How did the Funds perform during the six-month period ended January 31, 2009?

During the reporting period equity markets sustained some of the worst performance in several decades. Markets across the globe, from the most developed of nations like the U.S. and U.K. to developing nations like India and China witnessed unprecedented sell-offs, resulting in equity returns last seen during The Great Depression. As a result of this environment, our Funds and the benchmarks they are measured against had negative returns during the reporting period.

The table on page three provides performance information for the three Funds (Class A Shares at net asset value) for the six-month, one-year, five-year and since inception periods ended January 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds International Value Fund

Class A Shares at net asset value for the Nuveen Tradewinds International Value Fund had negative returns, but outperformed its benchmarks for the six-month period ended January 31, 2009.

The Fund’s most notable contributor to relative performance was its sector allocation and overall stock selection within the best-performing sectors. Overall performance of the Fund’s financial, information technology and, particularly, materials holdings and the Fund’s overweight in these respective sectors were collectively a significant contributor to relative performance. Comparative returns were further aided by the Fund’s relative underweight position in the euro and U.K. pound, as well as it overweight in Japanese yen.

From a regional perspective, Japanese and U.K. exposure were the greatest contributors to comparative performance. One of our top performing holdings was JS Group, the largest Japanese based manufacturer of aluminum window frames, as well as the largest comprehensive maker of building materials. Though shares of JS Group declined over the period, due to weakness in the Japanese housing market and overall consumer spending, they rallied over 40% from their mid-October lows and benefited from the strengthening yen to post a strong U.S. dollar return for the period. The intra-period rally in the shares was driven by three primary factors: 1) sharp fall in the cost of aluminum and copper, the company’s main raw materials; 2) the introduction of the largest ever tax break on housing loans by the Japanese government; and 3) a share buyback during the fourth quarter of 2008.

Also contributing to performance was Sega Sammy, the dominant manufacturer of gaming machines in Japan and one of the top producers of pachinko gaming machines. After hitting 52-week lows, in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 1/31/09

		Average Annual
	Cumulative 6-Month	1-Year	5-Year	Since inception*
Nuveen Tradewinds International Value Fund** A Shares at NAV A Shares at Offer	-29.63% -33.67%	-33.29% -37.12%	4.32% 3.09%	2.32% 1.66%
Lipper International Multi-Cap Value Funds Index[1]	-40.03%	-44.52%	-0.36%	0.50%
MSCI EAFE Index[2]	-40.75%	-43.74%	-0.70%	-2.85%

Nuveen Tradewinds Global All-Cap Fund A Shares at NAV A Shares at Offer	-27.99% -32.14%	-28.49% -32.61%	NA NA	-2.28% -4.29%
Lipper Global Multi-Cap Value Funds Index[3]	-32.63%	-37.70%	NA	-10.81%
MSCI ACWI[4]	-39.21%	-42.42%	NA	-13.07%

Nuveen Tradewinds Global Resources Fund A Shares at NAV A Shares at Offer	-42.93% -46.21%	-46.28% -49.36%	NA NA	-16.26% -18.55%
Lipper Global Natural Resources Funds Index[5]	-53.41%	-49.18%	NA	-19.20%
Market Benchmark Index[6]	-49.03%	-47.88%	NA	-19.42%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

*	Since inception returns for the Nuveen Tradewinds International Value Fund are as of 12/20/1999, for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/2006 and for the Nuveen Tradewinds Global Resources Fund are as of 12/15/2006.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. Since inception data for the index is as of 12/31/99 as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Global Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Natural Resources Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The since inception data for the index was calculated as of 12/31/06, as index returns are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index

Semi-Annual Report    Page 3

late October shares of Sega Sammy rebounded when the company announced much better than expected pachinko sales due largely to the hit success of its recent game CR Hokuto No Ken. Wacoal, the leading maker of brassieres and girdles in Japan with approximately 23% market share, also was one of the Fund’s better performing holdings. The company is viewed as a relatively defensive name with a strong free cash flow yield and a cash rich balance sheet. As with many retail related stocks, shares of Wacoal declined with weaker than expected sales and net profit outlooks due to slowing of Japanese and North American consumer spending. However, shares rallied over 50% off their lows in October (helping the stock finish only slightly negative over the period) as investors maintained positive expectations for Wacoal’s domestic businesses, the eventual success of efforts to expand into men’s wear related products, and their continued market share growth in China.

One of our worst performing holdings was Alumina Ltd., a holding company that owns 40% of the world’s largest and lowest cost producer of aluminum, Alcoa World Alumina & Chemicals. Shares of Alumina weakened due to a rapid decline in the spot price of aluminum on concerns of excess supply in the face weak global demand. The industry remains oversupplied and demand continues to decline. We believe that even though Alumina faces a weak pricing environment and lower than expected earnings, the company remains the world’s lowest cost producer. We continue to find the stock attractively valued given that we believe it has high quality, long life, and low cost assets and currently trades at a significant discount below its replacement costs.

Also hurting performance was OPTI Canada, an oil sands developer focused on bitumen and heavy oil projects in Canada using its proprietary OrCrude Process. The company’s primary project is a joint venture development of the Long Lake oil sands in Canada. After hitting all time highs in June 2008, shares of OPTI fell on the decline in oil prices and liquidity issues caused by depressed cash flows. The dramatic fall in the share price of OPTI during the period can be contributed to startup delays at the Long Lake project and declining commodity prices, which led to depressed cash flows that created a liquidity crunch at the company. Management sold down its position to 35% from 50% in its Joint Venture with partner Nexen in order to improve its capital position. With the Long Lake project up and running, we believe that the market will recognize the full value of OPTI’s portion of the project as the price of oil returns to more sustainable levels.

Lastly, Premiere, the leading pay-TV operator in Germany and Austria, declined due to higher rates of piracy, lower than expected revenue per subscriber, and the resignation of its CEO. While there remains substantial value to Premiere’s franchise and subscriber base, the position was eliminated from the Fund in October due to the increased credit risk during a difficult time for the debt markets.

There were several securities added to the Fund during the period, a few of which were held previously. Impala Platinum, Nexen Inc, Nokia, Siemens AG, Technip and United Utilities were bought for the Fund. Lucent Technologies Preferred, a related issue of Alcatel Lucent, one of the Fund’s current holdings, was also added. Tradewinds generally invests in companies with strong franchises trading at a significant discount to their intrinsic value. We believe these new additions fit with our investment philosophy.

Conversely, we will sell positions in the portfolio that have prices that have appreciated beyond a respective company’s value, exhibit deteriorated fundamentals or when more compelling investment opportunities present themselves. Some of the companies sold during the period include Apex Silver, Ericsson, PetroCanada, Premiere AG and SK Telecom.

Nuveen Tradewinds Global All-Cap Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed

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each of its comparative indexes for the six-month period ended January 31, 2009. The Fund remained significantly overweight in the materials sector and underweight in the financials sector versus the MSCI ACWI, which contributed to its outperformance of its benchmarks. A significant portion of the Fund’s overall negative performance for the six-month period was due to underperformance of its consumer staples and information technology sector holdings.

In the third quarter of 2008, gold stocks were the largest performance detractors in the materials sector. Since then, gold stocks rebounded and were among the best performers in our top-contributing materials sector, led by Barrick Gold and Lihir Gold Limited. Generally, gold companies were aided by strengthening gold prices. Barrick Gold, with a portfolio of 27 operating mines, has the largest gold reserves in the industry. The company’s share price reached a six-month high in January 2009 after a judicial ruling that allowed its Cortez Hills project in Nevada to proceed. The project is expected to enter production in the first quarter of 2010. Lihir Gold is a gold producer in the Australasian region. Lihir Island, one of Lihir’s mines in Papua New Guinea, posted its best quarterly production in the third quarter of 2008.

Another top performing holding was Benfield Group Limited, which offers reinsurance intermediary services. The stock price rose due to the all-cash purchase offer by Aon Corporation, a competitor. In addition, the company had better than expected results due to strong cost control and early evidence of hardening rates for catastrophe insurance coverage, the company’s specialty, as a potentially active hurricane season loomed. The company also benefited from the strength of the U.S. dollar since it has a high proportion of dollar -linked revenues against an expense base largely in British pounds.

The Fund’s Japanese holdings continued to represent the largest non-U.S. country weighting. The Japanese market was one of the better performing markets during the period, declining “only” about eight percent, and the portfolio’s Japanese holdings significantly outperformed versus the benchmark for the period. Among some of the notable performers during the period were Kissei Pharmaceutical, Sumitomo Osaka Cement, Sekisui House and Fields Corporation. Kissei manufactures and sells a variety of prescription drugs in Japan, and licenses rights for these drugs overseas. In October, the company’s shares appreciated after it was announced that the United States’ F.D.A. approved the company’s Rapaflo drug. We sold our position in Kissei during the period. Sumitomo Osaka Cement is one of the largest Japanese cement companies, and also produces mineral resources, construction materials, and optoelectronics. The share price benefited during the period from lower raw material prices such as coal, and the fact the company was able to pass through and keep significant price increases to its customers. Moreover, while cement demand has been sluggish in the current weaker economic environment, the company continues to benefit from its stable recycling business which continues to grow because of full landfill problems in Japan. Sekisui House, a Japanese construction company with exposure to the commercial and residential market, and Fields, a distributor and a developing partner of gaming machines, also performed relatively well during the period.

The price of crude oil fell precipitously during the period. As the price of oil continued to retreat from recent records, the fourth quarter of 2008 was one of the energy sector’s worst performing quarters on record. However, the Fund’s holdings in the energy sector outperformed the benchmark, primarily due to our holding in Tesoro Corporation, a U.S. refining and marketing company that operates primarily on the west coast of the United States. Tesoro’s share price steadily appreciated since November, largely due to gasoline supply and inventory shortages on the west coast. U.S.-based coal producer Peabody Energy and multinational energy company Royal Dutch Shell were holdings that significantly detracted from absolute performance. While Royal Dutch was sold from the Fund in October, we remained slightly overweight versus the benchmark in the energy sector as of the

Semi-Annual Report    Page 5

end of this reporting period. In our opinion, long-term supply side fundamentals for oil are as compelling as ever – even as the market has shifted its near-term focus to slowing global demand.

The consumer staples sector was the Fund’s worst performing sector during the period, primarily due to protein providers Marine Harvest, Smithfield Foods, Inc. and Tyson Foods. The companies faced operational challenges, such as fish disease problems in South America and low product pricing. Further share price pressure resulted from strained credit markets and investor concerns regarding the companies’ debt covenants potentially being breached. By December, Tyson Foods had made significant progress renegotiating its near-term debt covenant issues. Marine Harvest’s loan agreements were amended through the end of 2009. We expect to hear more from Smithfield on this topic over the next few months. As product pricing and supply-demand dynamics appeared to be on an improving trend, share price declines started to stabilize or reverse their course by the end of the period. We continue to believe these commodity food companies are strong long-term business franchises and continue to hold our positions in the companies.

Sprint-Nextel, a provider of wireless and wireline communication products and services, was the largest detractor from performance for the period. Sprint’s stock price fell to new lows as concerns about the economic environment and Sprint’s credit standing deepened. The company has already renegotiated its debt covenants with its banks, has sufficient cash to cover its 2009 and 2010 debt maturities, and is expected to refinance its 2011-2012 maturities. We believe that Sprint’s asset value remains significantly higher than its current stock price.

In the information technology sector, eBay, Inc., a provider of an online marketplace (eBay), payment system (PayPal), and VOIP calling service (Skype), was one of the worst performers during the period. The stock underperformed after eBay provided guidance that was below previous analyst estimates. The lowered guidance was the result of the difficult retail environment in the U.S. and Western Europe. We continue to see value in the company as it provides a healthy free cash flow yield to equity and still provides solid growth through its PayPal and Skype divisions. The company is also focusing on cost cutting in its online marketplace as well as re-starting growth through user experience improvements.

In this volatile investment environment, capital preservation was much more difficult to achieve than in previous downturns. As always, we invest in a portfolio of businesses that we understand and believe are mis-priced. Our sector, country and capitalization weightings come as a byproduct of bottom-up analysis driven by our desire to buy quality companies at attractive valuations. We believe the Fund is well-positioned for the long-term.

Nuveen Tradewinds Global Resources Fund

The Nuveen Tradewinds Global Resources Fund Class A Shares at net asset value outperformed its Market Benchmark Index and its Lipper peer group during the reporting period.

The Fund typically invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. The Fund’s energy sector holdings underperformed its benchmarks over the six months. However, the Fund’s materials sector investments outperformed. Within the sector’s metals and mining industry, the performance of individual holdings varied.

In the third quarter of 2008, gold stocks were the largest detractors in the materials sector, in our view due to indiscriminate selling and unwarranted price pressure. Since then, gold stocks have rebounded and were among the best performers in the top-contributing materials sector, led by AngloGold Ashanti Limited, Gold Fields Limited, Lihir Gold Limited and Newmont Mining.

AngloGold and Gold Fields are South Africa-based gold producing companies with operations and exploration programs around the world. Both were

Semi-Annual Report    Page 6

overweight holdings versus the Market Benchmark Index and the Fund’s top two contributors to relative performance. AngloGold is one of our favorite names in the gold industry, due to the company’s asset quality and management execution. Lihir Gold is a gold producer in the Australasian region. Lihir Island, one of Lihir’s mines in Papua New Guinea, posted its best quarterly production in the third quarter of 2008. Newmont Mining is one of the world’s largest gold producers, with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand and Mexico.

Unfortunately, other investments within the metals and mining industry did not perform as well. Alumina Limited is an Australian holding company that owns approximately 40 percent of the world’s largest and lowest-cost producer of alumina, Alcoa World Alumina and Chemicals. The company was hurt by a decline in the price of aluminum and sharp drop in demand, particularly in the automotive, commercial transportation, and building and construction industries. In addition, investors were concerned about the need of the company to refinance its debt, which it was able to accomplish. MagIndustries develops its magnesium and potash deposits in the Republic of Congo (DRC), Africa. In addition, the company is refurbishing one of the hydroelectric turbines of the Inga dam and owns a woodchip plant and forest land in the DRC. The company’s stock price declined significantly as the market was skeptical that it would be able to finance its potash Greenfield project. The investment was also negatively impacted by the deteriorating political situation in the country.

The price of crude oil fell precipitously during the period. As the price of oil continued to retreat from mid-2008 records, the fourth quarter of 2008 was one of the energy sector’s worst performing quarters on record. The Fund’s holdings in the energy sector underperformed. OPTI Canada and Delta Petroleum were among the Fund’s worst performers. Due to the amazing pace of the commodity collapse, both OPTI and Delta had unexpected liquidity issues during the second half of 2008. Dramatically lower Rockies natural gas prices combined with little balance sheet flexibility compounded the issue for Delta. Continued delays at the Long Lake oil sands development project and high U.S. dollar-denominated debt levels hurt OPTI. In our opinion, long-term supply side fundamentals for oil are as compelling as ever – even as the market has shifted its near-term focus to slowing global demand. We sold our position in Delta towards the end of the period.

In this volatile investment environment, capital preservation was much more difficult to achieve than in previous downturns. As always, we invest in companies that we understand and believe to be mis-priced. Our sector, country and capitalization weightings come as a byproduct of bottom-up analysis driven by our desire to buy quality companies at attractive valuations. We believe the Fund is well-positioned for the long-term.

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Fund Spotlight as of 1/31/09 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
NAV	$18.04	$17.29	$17.30	$18.19	$18.11
Latest Capital Gain Distribution[2]	$1.6496	$1.6496	$1.6496	$1.6496	$1.6496
Latest Ordinary Income Distribution[3]	$1.4137	$1.2288	$1.2288	$1.3473	$1.4850
Inception Date	12/20/99	12/20/99	12/20/99	8/04/08	12/20/99

Effective October 7, 2002, the Fund, pursuant to shareholder approval, (a) changed its name and primary investment strategy and (b) changed its sub-adviser. Therefore, the Fund’s total returns shown for the periods prior to October 7, 2002 are not necessarily indicative of the performance that the Fund, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09
A Shares	NAV	Offer
1-Year	-33.29%	-37.12%
5-Year	4.32%	3.09%
Since Inception	2.32%	1.66%
B Shares	w/o CDSC	w/CDSC
1-Year	-33.80%	-36.07%
5-Year	3.54%	3.38%
Since Inception	1.60%	1.60%
C Shares	NAV
1-Year	-33.79%
5-Year	3.55%
Since Inception	1.51%
R3 Shares	NAV
1-Year	-33.46%
5-Year	4.02%
Since Inception	1.99%
I Shares	NAV
1-Year	-33.10%
5-Year	4.58%
Since Inception	2.52%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.58%	7/31/08
Class B	2.33%	2.33%	7/31/08
Class C	2.33%	2.33%	7/31/08
Class R3	1.83%	1.83%	11/28/08
Class I	1.33%	1.33%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 12/31/08
A Shares	NAV	Offer
1-Year	-29.37%	-33.44%
5-Year	5.95%	4.70%
Since Inception	3.18%	2.51%
B Shares	w/o CDSC	w/CDSC
1-Year	-29.89%	-32.30%
5-Year	5.16%	5.00%
Since Inception	2.45%	2.45%
C Shares	NAV
1-Year	-29.90%
5-Year	5.15%
Since Inception	2.36%
R3 Shares	NAV
1-Year	-29.52%
5-Year	5.65%
Since Inception	2.85%
I Shares	NAV
1-Year	-29.16%
5-Year	6.22%
Since Inception	3.38%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$607,910
Number of Common Stocks	55

Top Five Common Stock Holdings[4]
Newmont Mining Corporation	3.5%
AngloGold Ashanti Limited, Sponsored ADR	3.2%
KT Corporation, Sponsored ADR	3.2%
Coca Cola West Holdings Company	3.1%
Royal Dutch Shell PLC, Class B, Sponsored ADR	3.0%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/09 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	33.6%
France	11.2%
Canada	8.8%
United Kingdom	6.5%
South Africa	6.3%
South Korea	4.4%
United States	4.3%
Finland	3.2%
Netherlands	3.0%
Australia	2.8%
Italy	2.8%
Germany	1.9%
Belgium	1.7%
Brazil	1.4%
Switzerland	1.1%
Short-Term Investments	7.0%

Industries[1]
Metals & Mining	17.2%
Diversified Telecommunication Services	10.3%
Oil, Gas & Consumable Fuels	8.2%
Electronic Equipment & Instruments	5.1%
Beverages	4.1%
Pharmaceuticals	2.8%
Commercial Services & Supplies	2.8%
Communications Equipment	2.8%
Wireless Telecommunication Services	2.7%
Electric Utilities	2.6%
Energy Equipment & Services	2.5%
Auto Components	2.4%
Aerospace & Defense	2.3%
Commercial Banks	2.3%
Leisure Equipment & Products	2.2%
Textiles Apparel & Luxury Goods	2.1%
Computers & Peripherals	1.9%
Paper & Forest Products	1.9%
Industrial Conglomerates	1.9%
Short-Term Investments	7.0%
Other	14.9%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 181 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$703.70	$700.80	$701.30	$713.70	$704.60	$1,016.84	$1,013.06	$1,013.06	$1,015.32	$1,018.10
Expenses Incurred During Period	$7.13	$10.33	$10.33	$8.12	$6.06	$8.44	$12.23	$12.23	$9.54	$7.17

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.41%, 2.41%, and 1.41% for Classes A, B, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.91% multiplied by 181/365 (to reflect the 181 days in the period since the class commenced operations).

Semi-Annual Report    Page 9

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NWGAX	NWGBX	NWGCX	NWGRX
NAV	$15.57	$15.53	$15.54	$15.55
Latest Capital Gain Distribution[2]	$0.8174	$0.8174	$0.8174	$0.8174
Latest Ordinary Income Distribution[3]	$0.8807	$0.7676	$0.7676	$0.9354
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09
A Shares	NAV	Offer
1-Year	-28.49%	-32.61%
Since Inception	-2.28%	-4.29%
B Shares	w/o CDSC	w/CDSC
1-Year	-29.02%	-31.59%
Since Inception	-3.00%	-4.17%
C Shares	NAV
1-Year	-29.00%
Since Inception	-2.96%
I Shares	NAV
1-Year	-28.38%
Since Inception	-2.07%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.29%	7/31/08
Class B	2.05%	2.04%	7/31/08
Class C	2.04%	2.04%	7/31/08
Class I	1.08%	1.08%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08
A Shares	NAV	Offer
1-Year	-26.51%	-30.73%
Since Inception	-0.76%	-2.86%
B Shares	w/o CDSC	w/CDSC
1-Year	-27.06%	-29.70%
Since Inception	-1.49%	-2.71%
C Shares	NAV
1-Year	-27.09%
Since Inception	-1.47%
I Shares	NAV
1-Year	-26.42%
Since Inception	-0.53%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$253,702
Number of Common Stocks	81

Top Five Common Stock Holdings[4]
Barrick Gold Corporation	4.7%
Newmont Mining Corporation	4.4%
Lihir Gold Limited	3.2%
Marine Harvest	2.9%
Stolt-Nielsen S.A.	2.9%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 10

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	27.3%
Japan	12.8%
Canada	11.4%
Norway	6.8%
France	6.5%
South Africa	4.6%
Brazil	4.5%
Australia	4.1%
United Kingdom	3.8%
South Korea	3.2%
India	2.1%
Italy	1.8%
Switzerland	1.6%
Finland	1.0%
Cayman Islands	0.9%
Thailand	0.7%
China	0.6%
Turkey	0.5%
Short-Term Investments	5.8%

Industries[1]
Metals & Mining	21.3%
Oil, Gas & Consumable Fuels	11.1%
Food Products	7.5%
Electric Utilities	5.5%
Pharmaceuticals	5.2%
Diversified Telecommunication Services	4.3%
Wireless Telecommunication Services	3.2%
Commercial Services & Supplies	3.0%
Marine	2.9%
Commercial Banks	2.8%
Road & Rail	2.5%
Capital Markets	2.5%
Aerospace & Defense	2.1%
Paper & Forest Products	2.0%
Energy Equipment & Services	1.9%
Media	1.9%
Short-Term Investments	5.8%
Other	14.5%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$720.10	$717.50	$717.70	$720.10	$1,018.20	$1,014.37	$1,014.42	$1,019.46
Expenses Incurred During Period	$6.03	$9.31	$9.27	$4.94	$7.07	$10.92	$10.87	$5.80

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.15%, 2.14% and 1.14% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 11

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NTGAX	NTGCX	NTRGX
NAV	$12.26	$12.14	$12.29
Latest Capital Gain Distribution[2]	$0.2862	$0.2862	$0.2862
Latest Ordinary Income Distribution[3]	$0.3290	$0.3290	$0.3290
Inception Date	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-46.28%	-49.36%
Since Inception	-16.26%	-18.55%

C Shares	NAV
1-Year	-46.67%
Since Inception	-16.89%

I Shares	NAV
1-Year	-46.16%
Since Inception	-16.08%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.83%	1.36%	7/31/08
Class C	4.59%	2.11%	7/31/08
Class I	3.55%	1.12%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-43.83%	-47.05%
Since Inception	-14.78%	-17.21%

C Shares	NAV
1-Year	-44.25%
Since Inception	-15.43%

I Shares	NAV
1-Year	-43.70%
Since Inception	-14.59%

Portfolio Allocation[4]

Portfolio Statistics
Net Assets ($000)	$3,575
Number of Common Stocks	67

Top Five Common Stock Holdings[4]
AngloGold Ashanti Limited, Sponsored ADR	4.2%
Newmont Mining Corporation	3.7%
Gold Fields Limited, Sponsored ADR	3.5%
Royal Dutch Shell PLC, Class A	3.4%
Lihir Gold Limited	3.0%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008.

4	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 12

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States	30.9%
Canada	17.9%
South Africa	9.9%
United Kingdom	9.7%
Australia	9.6%
China	4.2%
France	4.0%
Brazil	2.8%
Mexico	1.7%
Japan	1.3%
Germany	0.9%
Finland	0.9%
Cayman Islands	0.9%
South Korea	0.8%
Short-Term Investments	4.5%

Industries[1]
Metals & Mining	44.4%
Oil, Gas, & Consumable Fuels	22.8%
Electric Utilities	5.4%
Energy Equipment & Services	4.5%
Chemicals	4.2%
Short-Term Investments	4.5%
Other	14.2%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$570.70	$568.70	$571.30	$1,017.19	$1,013.41	$1,018.45
Expenses Incurred During Period	$6.29	$9.25	$5.31	$8.08	$11.88	$6.82

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.59%, 2.34% and 1.34% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 13

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 92.0%

	Aerospace & Defense – 2.3%

314,100	Thales S.A.	$13,897,704
	Auto Components – 2.5%

534,534	Magna International Inc., Class A	14,876,081
	Beverages – 4.1%

936,200	Coca Cola West Holdings Company	19,274,465

461,000	Kirin Brewery Company Limited	5,781,946
	Total Beverages	25,056,411

	Building Products – 1.7%

750,100	JS Group Corporation	9,999,723
	Capital Markets – 1.1%

531,986	UBS AG, (2)	6,623,226
	Commercial Banks – 2.3%

142,759	Societe Generale	5,969,136

1,603,000	Sumitomo Trust & Banking Company	7,860,218
	Total Commercial Banks	13,829,354

	Commercial Services & Supplies – 2.8%

186,384	Dai Nippon Printing Co., Ltd., ADR	1,853,253

1,559,000	Dai Nippon Printing Co., Ltd.	15,220,191
	Total Commercial Services & Supplies	17,073,444

	Communications Equipment – 1.9%

2,136,839	Alcatel-Lucent, (2)	4,194,958

614,522	Nokia Oyj, Sponsored ADR	7,540,185
	Total Communications Equipment	11,735,143

	Computers & Peripherals – 1.9%

484,229	Gemalto N.V., (2)	11,820,109
	Consumer Finance – 0.9%

755,420	Takefuji Corporation	5,334,704
	Containers & Packaging – 1.9%

760,000	Toyo Seikan Kaisha	11,265,238
	Diversified Telecommunication Services – 10.4%

307,140	Belgacom S.A.	10,715,533

1,378,378	KT Corporation, Sponsored ADR	19,476,481

668,648	Nippon Telegraph and Telephone Corporation, ADR	16,094,357

17,650,590	Telecom Italia S.p.A.	17,019,513
	Total Diversified Telecommunication Services	63,305,884

	Electric Utilities – 2.6%

598,700	Centrais Electricas Brasileiras S.A., ADR	6,220,493

194,026	Centrais Electricas Brasileiras S.A., Electrobras	2,187,810

755,125	Korea Electric Power Corporation, Sponsored ADR	7,505,943
	Total Electric Utilities	15,914,246

14

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 5.2%

739,400	Fuji Photo Film Co., Ltd.	$16,165,711

406,500	Mabuchi Motor Company Limited	15,253,139
	Total Electronic Equipment & Instruments	31,418,850

	Energy Equipment & Services – 2.6%

9,152	Areva CI	3,897,230

378,625	Technip S.A.	11,706,241
	Total Energy Equipment & Services	15,603,471

	Food & Staples Retailing – 1.5%

333,200	Seven & I Holdings	8,885,394
	Household Durables – 1.4%

1,046,000	Sekisui House, Ltd.	8,785,526
	Industrial Conglomerates – 1.9%

207,980	Siemens AG, Sponsored ADR	11,711,767
	Insurance – 1.3%

313,700	Mitsui Sumitomo Insurance Company Limited	8,131,079
	Leisure Equipment & Products – 2.2%

1,059,200	Sega Sammy Holdings Inc.	13,401,604
	Metals & Mining – 16.5%

4,742,800	Alumina Limited	3,331,314

681,900	AngloGold Ashanti Limited, Sponsored ADR	19,563,711

450,002	Barrick Gold Corporation	16,870,575

263,000	Gold Fields Limited Sponsored ADR	2,764,130

1,289,850	Gold Fields Limited	13,565,462

212,243	Impala Platinum Holdings Limited	2,429,270

736,520	Ivanhoe Mines Ltd., (2)	1,988,604

3,569,710	Lihir Gold Limited, (2)	7,083,343

334,948	Lonmin PLC	4,159,327

363,000	Newcrest Mining Limited	7,036,618

534,880	Newmont Mining Corporation	21,277,526
	Total Metals & Mining	100,069,880

	Multi-Utilities – 1.9%

1,473,058	United Utilities PLC	11,503,938
	Oil, Gas & Consumable Fuels – 8.3%

182,627	BP PLC, Sponsored ADR	7,756,169

370,483	Nexen Inc.	5,372,004

2,253,000	Nippon Oil Corporation	9,790,000

973,580	OPTI Canada Inc., (2)	1,270,318

382,964	Royal Dutch Shell PLC, Class B, Sponsored ADR	18,317,168

413,347	Suncor Energy, Inc.	7,956,930
	Total Oil, Gas & Consumable Fuels	50,462,589

	Paper & Forest Products – 1.9%

1,934,620	Stora Enso Oyj, R Shares	11,788,793

15

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Personal Products – 1.6%

580,000	Shiseido Company, Limited	$9,751,043
	Pharmaceuticals – 2.8%

307,040	Sanofi-Aventis	17,268,936
	Semiconductors & Equipment – 1.7%

212,700	Rohm Company Limited	10,563,836
	Textiles, Apparel & Luxury Goods – 2.1%

965,000	Wacoal Holdings Corporation	12,574,154
	Wireless Telecommunication Services – 2.7%

8,857,217	Vodafone Group PLC	16,450,728
	Total Common Stocks (cost $774,335,073)	559,102,855

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.8%

	Communications Equipment – 0.8%

17,517	Lucent Technologies Capital Trust I	7.750%	B3	$5,255,100
	Total Convertible Preferred Securities (cost $5,715,957)			5,255,100

Shares	Description (1)	Value
	WARRANTS – 0.9%

782,777	NovaGold Resources Inc., (2)	$5,279,205
	Total Warrants (cost $1,017,610)	5,279,205

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.0%

$42,755	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/09, repurchase price $42,755,335, collateralized by: $4,030,000 U.S Treasury Bonds, 9.250%, due 2/15/16, value $5,828,589, $115,000 U.S. Treasury Bonds, 7.500%, due 11/15/16, value $151,685, $650,000 U.S. Treasury Bonds, 4.500%, due 2/15/36, value $753,740, $355,000 U.S. Treasury Notes, 4.875%, due 8/15/16, value $419,042 and $31,175,000 U.S. Treasury Notes, 4.750%, due 8/15/17, value $36,459,163	0.050%	2/02/09	$42,755,157
	Total Short-Term Investments (cost $42,755,157)			42,755,157

Total Investments (cost $823,823,797) – 100.7%	612,392,317

Other Assets Less Liabilities – (0.7)%	(4,482,664)

Net Assets – 100%	$607,909,653

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

16

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 94.7%

	Aerospace & Defense – 2.1%

121,500	Thales S.A.	$5,375,903
	Automobiles – 0.8%

486,800	Tata Motors Limited, ADR	1,966,672
	Biotechnology – 0.5%

21,650	Amgen Inc., (2)	1,187,503
	Building Products – 0.6%

89,900	JS Group Corporation	1,198,474

22,300	Rona Inc., (2)	220,045
	Total Building Products	1,418,519

	Capital Markets – 2.5%

1,599,295	Endeavor Financial Corporation, Combined Stock and Warrants Unit 144A, (2), (3)	2,308,463

326,500	UBS AG, (2)	4,064,925
	Total Capital Markets	6,373,388

	Commercial Banks – 2.8%

212,400	ICICI Bank Limited, ADR	3,500,352

14,914,100	Krung Thai Bank Public Company Limited	1,684,848

391,000	Sumitomo Trust & Banking Company	1,917,246
	Total Commercial Banks	7,102,446

	Commercial Services & Supplies – 3.0%

145,125	Republic Services, Inc.	3,752,933

564,000	Toppan Printing Company Limited	3,797,807
	Total Commercial Services & Supplies	7,550,740

	Construction Materials – 0.7%

875,000	Sumitomo Osaka Cement Company, Limited	1,745,494
	Containers & Packaging – 0.5%

89,000	Toyo Seikan Kaisha	1,319,219
	Diversified Telecommunication Services – 4.3%

83,010	KT Corporation, Sponsored ADR	1,172,931

186,275	Nippon Telegraph and Telephone Corporation, ADR	4,483,639

1,068,600	Sprint Nextel Corporation, (2)	2,596,698

2,765,800	Telecom Italia S.p.A.	2,666,912
	Total Diversified Telecommunication Services	10,920,180

	Electric Utilities – 5.5%

473,000	Centrais Electricas Brasileiras S.A., ADR	4,914,470

41,700	Electricite de France S.A	2,032,338

707,675	Korea Electric Power Corporation, Sponsored ADR	7,034,290
	Total Electric Utilities	13,981,098

	Electronic Equipment & Instruments – 1.2%

164,900	Tech Data Corporation, (2)	2,986,339

17

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Energy Equipment & Services – 1.9%

216,900	BJ Services Company	$2,385,900

21,100	Technip S.A., ADR	657,871

59,800	Technip S.A.	1,848,883
	Total Energy Equipment & Services	4,892,654

	Food & Staples Retailing – 0.6%

155,000	Whole Foods Market, Inc.	1,588,750
	Food Products – 7.5%

78,368	Lighthouse Caledonia ASA, (2), (3)	—

34,313,000	Marine Harvest, (2)	7,403,618

448,500	Smithfield Foods, Inc., (2)	5,323,695

725,600	Tyson Foods, Inc., Class A	6,421,560
	Total Food Products	19,148,873

	Health Care Equipment & Supplies – 1.0%

205,300	Paramount Bed Company Limited	2,589,045
	Household Durables – 1.9%

568,000	Sekisui House, Ltd.	4,770,726
	Household Products – 0.9%

97,000	KAO Corporation	2,355,884
	Internet Software & Services – 1.5%

313,925	eBay Inc., (2)	3,773,379
	Leisure Equipment & Products – 0.7%

1,226	Fields Corporation	1,889,601
	Machinery – 1.2%

139,225	AGCO Corporation, (2)	2,962,708
	Marine – 2.9%

697,179	Stolt-Nielsen S.A.	7,314,998
	Media – 1.9%

15,300	Hakuhodo DY Holdings Inc.	683,986

1,000	TV Asahi Corporation	1,258,797

196,300	Viacom Inc., Class B, (2)	2,895,425
	Total Media	4,838,208

	Metals & Mining – 21.4%

225,600	Alcoa Inc.	1,757,424

177,000	Alumina Limited, Sponsored ADR	509,760

197,750	AngloGold Ashanti Limited, Sponsored ADR	5,673,448

346,000	Apex Silver Mines Limited, (2), (3)	17,300

321,400	Barrick Gold Corporation	12,049,283

60,300	CONSOL Energy Inc.	1,643,778

1,903,600	Eastern Platinum Limited, (2)	566,616

1,135,700	Gabriel Resources, Limited, (2)	2,630,281

570,100	Gold Fields Limited	5,995,790

256,500	Ivanhoe Mines Ltd., (2)	692,550

4,111,075	Lihir Gold Limited, (2)	8,157,568

18

Shares	Description (1)	Value

	Metals & Mining (continued)

5,895,000	Minara Resources Limited	$1,343,722

1,282,200	Mineral Deposits Limited, (2)	524,310

775,350	Moto Goldmines, Limited, (2)	1,485,890

281,700	Newmont Mining Corporation	11,206,025
	Total Metals & Mining	54,253,745

	Oil, Gas & Consumable Fuels – 11.1%

145,200	Addax Petroleum Corporation	2,320,832

55,700	BP PLC, Sponsored ADR	2,365,579

312,700	Cameco Corporation	5,165,804

45,000	ConocoPhillips	2,138,850

159,200	ERG S.p.A.	1,892,180

730,000	Nippon Oil Corporation	3,172,082

101,575	Peabody Energy Corporation	2,539,375

49,800	Petro-Canada	1,075,182

21,335	PetroChina Company Limited, Sponsored ADR	1,573,883

148,700	StatoilHydro ASA, Sponsored ADR	2,562,101

107,100	Suncor Energy, Inc.	2,061,675

80,375	Tesoro Corporation	1,384,861
	Total Oil, Gas & Consumable Fuels	28,252,404

	Paper & Forest Products – 2.0%

959,723	Mondi Plc	2,530,190

267,900	UPM-Kymmene Corporation	2,531,379
	Total Paper & Forest Products	5,061,569

	Pharmaceuticals – 5.2%

59,425	AstraZeneca PLC, Sponsored ADR	2,289,645

481,600	Patheon Inc., (2)	844,396

231,800	Sanofi-Aventis, ADR	6,529,806

82,600	Wyeth	3,549,322
	Total Pharmaceuticals	13,213,169

	Road & Rail – 2.6%

148,025	Union Pacific Corporation	6,482,015
	Semiconductors & Equipment – 0.5%

95,800	Advantest Corporation	1,293,454
	Software – 1.2%

182,100	Microsoft Corporation	3,113,910
	Water Utilities – 0.9%

103,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	2,241,712
	Wireless Telecommunication Services – 3.3%

1,525,300	TIM Participacoes S.A	2,195,906

104,050	Turkcell Iletism Hizmetleri A.S ADR	1,370,339

156,400	Vivo Participacoes S.A	2,157,241

136,700	Vodafone Group PLC, Sponsored ADR	2,541,253
	Total Wireless Telecommunication Services	8,264,739

	Total Common Stocks (cost $344,158,547)	240,229,044

19

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.9%

$14,873	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/09, repurchase price $14,873,017, collateralized by $10,490,000 U.S. Treasury Bonds, 9.250%, due 2/15/16, value $15,171,687	0.050%	2/02/09	$14,872,955
	Total Short-Term Investments (cost $14,872,955)			14,872,955

	Total Investments (cost $359,031,502) – 100.6%			255,101,999

	Other Assets Less Liabilities – (0.6)%			(1,399,746)

	Net Assets – 100%			$253,702,253

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

20

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.3%

	Capital Markets – 0.9%

21,874	Endeavor Financial Corporation, Combined Stock and Warrants Unit 144A, (2), (3)	$31,573
	Chemicals – 4.3%

2,145	Mosaic Company	76,512

1,025	Potash Corporation of Saskatchewan	76,732
	Total Chemicals	153,244

	Electric Utilities – 5.5%

6,475	Centrais Electricas Brasileiras S.A., ADR	67,275

725	Electricite de France S.A	35,334

1,575	Huaneng Power International Inc., Sponsored ADR	44,919

3,090	Korea Electric Power Corporation, Sponsored ADR	30,715

1,825	PNM Resources Inc.	18,323
	Total Electric Utilities	196,566

	Energy Equipment & Services – 4.6%

100	Areva CI	42,583

4,700	BJ Services Company	51,700

400	Technip S.A., ADR	12,471

1,820	Technip S.A.	56,270
	Total Energy Equipment & Services	163,024

	Food Products – 3.0%

2,850	Smithfield Foods, Inc., (2)	33,830

8,350	Tyson Foods, Inc., Class A	73,898
	Total Food Products	107,728

	Industrial Conglomerates – 0.9%

570	Siemens AG, Sponsored ADR	32,098
	Machinery – 2.6%

3,035	AGCO Corporation, (2)	64,585

2,425	Trinity Industries Inc.	27,912
	Total Machinery	92,497

	Metals & Mining – 44.3%

2,925	Alcoa Inc.	22,786

54,850	Alumina Limited	38,526

4,005	Anglo American PLC	72,044

5,332	AngloGold Ashanti Limited, Sponsored ADR	152,975

2,200	Apex Silver Mines Limited, (2), (3)	110

1,575	BHP Billiton PLC, ADR	53,282

2,435	CONSOL Energy Inc.	66,378

4,400	Crystallex International Corporation, (2)	1,188

156,325	Eastern Platinum Limited, (2)	46,531

31,800	Entree Gold Inc.	26,970

14,675	First Uranium Corporation, (2)	53,853

1,400	Freeport-McMoRan Copper & Gold, Inc.	35,196

21

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Metals & Mining (continued)

25,825	Geovic Mining Corporation, (2)	$14,321

12,275	Gold Fields Limited, Sponsored ADR	129,010

1,200	Gold Reserve Inc., Class A, (2)	1,224

5,110	Impala Platinum Holdings Limited	58,488

7,050	Industrias Penoles, S.A. de C.V.	63,300

18,450	Ivanhoe Mines Ltd., (2)	49,815

3,600	Kinross Gold Corporation	63,648

55,750	Lihir Gold Limited, (2)	110,624

2,562	Lonmin PLC	31,814

127,800	MagIndustries Corp., (2)	22,407

144,562	Minara Resources Limited	32,952

77,050	Mineral Deposits Limited, (2)	31,507

19,925	Moto Goldmines, Limited, (2)	38,185

5,000	Newcrest Mining Limited	96,923

3,370	Newmont Mining Corporation	134,059

18,240	NovaGold Resources Inc., (2)	63,293

2,800	Silver Standard Resources, Inc., (2)	55,804

87,375	Simmer & Jack Mines, (2)	17,791
	Total Metals & Mining	1,585,004

	Oil, Gas & Consumable Fuels – 23.2%

2,450	Addax Petroleum Company	39,160

4,100	Cameco Corporation	67,732

4,575	Chesapeake Energy Corporation	72,331

3,025	Nexen Inc.	43,863

4,000	Nippon Oil Corporation	17,381

21,350	OPTI Canada Inc., (2)	27,857

3,085	Peabody Energy Corporation	77,125

1,475	PetroChina Company Limited, Sponsored ADR	108,811

4,000	Pioneer Natural Resources Company	58,560

4,950	Royal Dutch Shell PLC, Class A	123,376

4,600	Suncor Energy, Inc.	88,550

3,275	Tesoro Corporation	56,428

6,775	USEC Inc., (2)	34,485

7,600	Warren Resources Inc., (2)	13,680
	Total Oil, Gas & Consumable Fuels	829,339

	Paper & Forest Products – 3.7%

20,400	Domtar Corporation, (2)	30,396

27,206	Mondi Plc	71,725

5,250	Stora Enso Oyj, R Shares	31,991
	Total Paper & Forest Products	134,112

	Road & Rail – 1.4%

1,185	Union Pacific Corporation	51,891

22

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.9%

3,000	Mitsui & Company Limited	$31,306
	Water Utilities – 1.0%

1,600	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	34,688
	Total Common Stocks (cost $4,778,521)	3,443,070

Shares	Description (1)	Value
	WARRANTS – 0.8%

4,593	NovaGold Resources Inc., (2)	$30,976
	Total Warrants (cost $5,971)	30,976

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.6%

$164	Repurchase Agreement with State Street Bank, dated 1/31/09 repurchase price $163,504, collateralized by $170,000 U.S. Treasury Bills 0.000%, due 7/16/09, value $169,762	0.050%	2/02/09	$163,503
	Total Short-Term Investments (cost $163,503)			163,503

	Total Investments (cost $4,947,995) – 101.7%			3,637,549

	Other Assets Less Liabilities – (1.7)%			(62,451)

	Net Assets – 100%			$3,575,098

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

23

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Assets
Investments, at value (cost $823,823,797, $359,031,502 and $4,947,995, respectively)	$612,392,317	$255,101,999	$3,637,549
Cash denominated in foreign currencies (cost $277,255, $0 and $0, respectively)	268,449	—	—
Receivables:
Dividends and interest	1,088,657	220,740	1,836
Investments sold	12,105,953	—	—
Reclaims	86,065	1,622	133
Shares sold	4,067,902	1,393,630	4,829
Other assets	30,625	5,958	28,381
Total assets	630,039,968	256,723,949	3,672,728
Liabilities
Payables:
Investments purchased	18,881,305	2,308,462	74,943
Shares redeemed	1,715,385	274,584	—
Accrued expenses:
Management fees	594,368	282,704	6,635
12b-1 distribution and service fees	133,829	64,301	210
Other	805,428	91,645	15,842
Total liabilities	22,130,315	3,021,696	97,630
Net assets	$607,909,653	$253,702,253	$3,575,098
Class A Shares
Net assets	$265,924,674	$160,543,818	$276,114
Shares outstanding	14,742,801	10,309,955	22,517
Net asset value per share	$18.04	$15.57	$12.26
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.14	$16.52	$13.01
Class B Shares
Net assets	$7,241,867	$2,171,965	N/A
Shares outstanding	418,895	139,869	N/A
Net asset value and offering price per share	$17.29	$15.53	N/A
Class C Shares
Net assets	$81,546,679	$31,927,743	$163,004
Shares outstanding	4,713,868	2,053,894	13,425
Net asset value and offering price per share	$17.30	$15.54	$12.14
Class R3 Shares
Net assets	$92,203	N/A	N/A
Shares outstanding	5,069	N/A	N/A
Net asset value and offering price per share	$18.19	N/A	N/A
Class I Shares
Net assets	$253,104,230	$59,058,727	$3,135,980
Shares outstanding	13,974,201	3,797,429	255,064
Net asset value and offering price per share	$18.11	$15.55	$12.29

Net Assets Consist of:
Capital paid-in	$925,849,925	$402,326,205	$5,789,827
Undistributed (Over-distribution of) net investment income	(6,880,146)	(2,670,584)	(11,601)
Accumulated net realized gain (loss) from investments and foreign currency	(99,617,047)	(42,028,473)	(892,752)
Net unrealized appreciation (depreciation) of investments and foreign currency	(211,443,079)	(103,924,895)	(1,310,376)
Net assets	$607,909,653	$253,702,253	$3,575,098

N/A	Tradewinds Global All-Cap and Tradewinds Global Resources are not authorized to issue Class R3 Shares. Class B Shares are no longer available for Tradewinds Global Resources.

See accompanying notes to financial statements.

24

Statement of Operations (Unaudited)

Six Months Ended January 31, 2009

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Investment Income
Dividends (net of foreign tax withheld of $380,093, $83,427 and $1,263, respectively)	$6,580,916	$2,685,946	$33,183
Interest	131,399	159,754	970
Total investment income	6,712,315	2,845,700	34,153
Expenses
Management fees	3,556,798	1,461,098	18,931
12b-1 service fees – Class A	357,954	252,718	372
12b-1 distribution and service fees – Class B	46,883	12,016	N/A
12b-1 distribution and service fees – Class C	499,057	191,607	960
12b-1 distribution and service fees – Class R3	281	N/A	N/A
Shareholders’ servicing agent fees and expenses	803,705	143,350	444
Custodian’s fees and expenses	113,598	61,654	10,595
Trustees’ fees and expenses	6,883	3,750	41
Professional fees	146,611	57,848	28,699
Shareholders’ reports – printing and mailing expenses	211,283	16,872	—
Federal and state registration fees	49,839	33,156	60
Other expenses	13,553	4,394	37
Total expenses before custodian fee credit and expense reimbursement	5,806,445	2,238,463	60,139
Custodian fee credit	(245)	(111)	(49)
Expense reimbursement	—	—	(33,227)
Net expenses	5,806,200	2,238,352	26,863
Net investment income	906,115	607,348	7,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(96,720,040)	(39,338,404)	(894,176)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(180,256,496)	(96,060,787)	(1,209,325)
Net realized and unrealized gain (loss)	(276,976,536)	(135,399,191)	(2,103,501)
Net increase (decrease) in net assets from operations	$(276,070,421)	$(134,791,843)	$(2,096,211)

N/A	Tradewinds Global All-Cap and Tradewinds Global Resources are not authorized to issue Class R3 Shares. Class B Shares are no longer available for Tradewinds Global Resources.

See accompanying notes to financial statements.

25

Statement of Changes in Net Assets (Unaudited)

	Tradewinds International Value		Tradewinds Global All-Cap		Tradewinds Global Resources
	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08	Six Months Ended 1/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$906,115	$4,269,824	$607,348	$1,676,825	$7,290	$(1,773)
Net realized gain (loss) from investments and foreign currency	(96,720,040)	95,484,604	(39,338,404)	27,421,950	(894,176)	196,517
Change in net unrealized appreciation (depreciation) of
investments and foreign currency	(180,256,496)	(124,098,659)	(96,060,787)	(29,528,748)	(1,209,325)	(235,966)
Net increase (decrease) in net assets from operations	(276,070,421)	(24,344,231)	(134,791,843)	(429,973)	(2,096,211)	(41,222)
Distributions to Shareholders
From net investment income:
Class A	(2,486,183)	(5,193,886)	(1,164,853)	(3,914,655)	—	(7,541)
Class B	—	(99,219)	—	(22,006)	N/A	N/A
Class C	—	(916,419)	—	(278,731)	—	(5,340)
Class R3	(601)	N/A	N/A	N/A	N/A	N/A
Class I (1)	(3,355,033)	(7,803,484)	(512,451)	(125,185)	—	(13,619)
From accumulated net realized gains:
Class A	(33,370,485)	(34,860,055)	(14,483,363)	(13,588,851)	(13,982)	(10,663)
Class B	(1,118,745)	(1,609,571)	(197,429)	(153,439)	N/A	N/A
Class C	(12,076,028)	(14,809,712)	(3,063,387)	(2,063,966)	(7,919)	(10,663)
Class R3	(14,591)	N/A	N/A	N/A	N/A	N/A
Class I (1)	(32,919,064)	(43,392,197)	(4,346,572)	(347,393)	(157,007)	(21,325)
Decrease in net assets from distribution to shareholders	(85,340,730)	(108,684,543)	(23,768,055)	(20,494,226)	(178,908)	(69,151)
Fund Share Transactions
Proceeds from sale of shares	223,370,619	321,720,860	124,729,544	297,493,061	3,046,505	2,443,520
Proceeds from shares issued to shareholders due to reinvestment of distributions	70,276,218	90,250,890	12,612,196	4,503,102	6,156	—
	293,646,837	411,971,750	137,341,740	301,996,163	3,052,661	2,443,520
Cost of shares redeemed	(238,225,947)	(340,860,194)	(140,002,118)	(112,769,528)	(348,181)	(351,915)
Redemption fees	43,836	28,450	41,726	25,727	—	59
Net increase (decrease) in net assets from Fund share transactions	55,464,726	71,140,006	(2,618,652)	189,252,362	2,704,480	2,091,664
Net increase (decrease) in net assets	(305,946,425)	(61,888,768)	(161,178,550)	168,328,163	429,361	1,981,291
Net assets at the beginning of period	913,856,078	975,744,846	414,880,803	246,552,640	3,145,737	1,164,446
Net assets at the end of period	$607,909,653	$913,856,078	$253,702,253	$414,880,803	$3,575,098	$3,145,737
Undistributed (Over-distribution of) net investment income at the end of period	$(6,880,146)	$(1,944,444)	$(2,670,584)	$(1,600,628)	$(11,601)	$(18,891)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A	Tradewinds International Value did not offer Class R3 Shares prior to August 4, 2008. Tradewinds Global All-Cap and Tradewinds Global Resources are not authorized to issue Class R3 Shares. Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources.

26

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) and Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Tradewinds International Value ordinarily invests primarily in non-U.S. equity securities, including foreign equity securities traded on foreign exchanges and U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation. The Fund may also invest up to 20% of its net assets in equity securities of companies located in emerging markets.

Tradewinds Global All-Cap ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations, including convertible securities, in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 75% of its net assets in non-U.S. equity securities and may also invest up to 25% of its net assets in equity securities of companies located in emerging markets.

Tradewinds Global Resources ordinarily invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities) in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 40% of its net assets in non-U.S. securities and may also invest up to 40% of its net assets in equity securities of companies located in emerging markets.

Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources. As of March 31, 2008, all outstanding Class B Shares for Tradewinds Global Resources were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•	Class B Shares for Tradewinds International Value and Tradewinds Global All-Cap will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•	Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

On August 4, 2008, Tradewinds International Value began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At January 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

27

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. During the six months ended January 31, 2009, $43,836 and $41,726 of redemption fees were imposed on shares redeemed from Tradewinds International Value and Tradewinds Global All-Cap, respectively, and were recorded as an increase to each Fund’s capital paid-in.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

28

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

29

Notes to Financial Statements (Unaudited) (continued)

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2009:

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments	$238,128,635	$374,263,682	$—	$612,392,317

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments	$174,508,760	$78,267,476	$2,325,763	$255,101,999

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments	$2,661,781	$944,085	$31,683	$3,637,549

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Tradewinds Global All-Cap Level 3 Investments	Tradewinds Global Resources Level 3 Investments
Balance at beginning of period	$—	$—
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	(5,377)	(74)
Net purchases at cost (sales at proceeds)	2,313,840	31,647
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	17,300	110
Balance at end of period	$2,325,763	$31,683

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	Tradewinds Global All-Cap	Tradewinds Global Resources
Level 3 net appreciation (depreciation)	$(5,377)	$(74)

30

3. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds International Value
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,733,843	$119,749,220	4,814,463	$156,683,511
Class A – automatic conversion of Class B Shares	14,973	392,069	25,014	805,694
Class B	4,468	91,544	55,321	1,742,617
Class C	547,838	10,793,739	817,123	25,516,309
Class R3	5,069	150,000	N/A	N/A
Class I	4,114,759	92,194,047	4,191,778	136,972,729
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,564,837	29,052,559	981,406	31,133,542
Class B	44,316	779,960	37,311	1,131,629
Class C	453,464	7,985,506	337,311	10,237,653
Class R3	—	—	N/A	N/A
Class I	1,734,255	32,458,193	1,495,555	47,748,066
	14,217,822	293,646,837	12,755,282	411,971,750
Shares redeemed:
Class A	(5,039,226)	(108,096,102)	(4,097,135)	(135,234,170)
Class B	(92,805)	(1,958,152)	(87,945)	(2,765,739)
Class B – automatic conversion to Class A Shares	(15,615)	(392,069)	(25,991)	(805,694)
Class C	(1,045,045)	(21,423,063)	(961,517)	(30,247,384)
Class R3	—	—	N/A	N/A
Class I	(4,879,535)	(106,356,561)	(5,339,938)	(171,807,207)
Redemption fees:
Class A	—	25,233	—	12,094
Class B	—	136	—	260
Class C	—	4,203	—	3,105
Class R3	—	—	N/A	N/A
Class I	—	14,264	—	12,991
	(11,072,226)	(238,182,111)	(10,512,526)	(340,831,744)
Net increase (decrease)	3,145,596	$55,464,726	2,242,756	$71,140,006

N/A	The Fund did not issue Class R3 Shares prior to August 4, 2008.

31

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Global All-Cap
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,455,331	$62,957,993	7,193,599	$178,333,213
Class A – automatic conversion of Class B Shares	104	2,013	354	8,752
Class B	14,363	236,232	114,702	2,990,683
Class C	469,875	7,934,235	1,427,493	35,205,598
Class I	2,896,821	53,599,071	3,361,591	80,954,815
Shares issued to shareholders due to reinvestment of distributions:
Class A	440,354	6,760,142	128,650	3,132,461
Class B	9,395	142,333	5,585	134,764
Class C	90,919	1,379,244	32,840	792,878
Class I	281,453	4,330,477	18,138	442,999
	7,658,615	137,341,740	12,282,952	301,996,163
Shares redeemed:
Class A	(4,981,313)	(80,503,546)	(4,223,188)	(101,687,877)
Class B	(17,962)	(321,131)	(15,705)	(380,965)
Class B – automatic conversion to Class A Shares	(105)	(2,013)	(355)	(8,752)
Class C	(733,410)	(12,592,949)	(321,031)	(7,749,548)
Class I	(2,889,186)	(46,582,479)	(114,153)	(2,942,386)
Redemption fees:
Class A	—	27,336	—	22,317
Class B	—	297	—	334
Class C	—	4,649	—	2,639
Class I	—	9,444	—	437
	(8,621,976)	(139,960,392)	(4,674,432)	(112,743,801)
Net increase (decrease)	(963,361)	$(2,618,652)	7,608,520	$189,252,362

32

	Tradewinds Global Resources
	Six Months Ended 1/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,854	$126,737	3,865	$92,627
Class B	N/A	N/A	—	—
Class C	1,618	19,587	1,656	43,027
Class I	167,393	2,900,181	98,097	2,307,866
Shares issued to shareholders due to reinvestment of distributions:
Class A	486	5,746	—	—
Class B	N/A	N/A	—	—
Class C	10	122	—	—
Class I	24	288	—	—
	177,385	3,052,661	103,618	2,443,520
Shares redeemed:
Class A	(2,188)	(33,787)	—	—
Class B	N/A	N/A	(12,500)	(303,624)
Class C	(902)	(9,394)	(1,457)	(35,167)
Class I	(22,405)	(305,000)	(545)	(13,124)
Redemption fees:
Class A	—	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class I	—	—	—	59
	(25,495)	(348,181)	(14,502)	(351,856)
Net increase (decrease)	151,890	$2,704,480	89,116	$2,091,664

N/A	Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

4. Investment Transactions

Purchases and sales (excluding short-term investments) for the six months ended January 31, 2009, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Purchases	$176,115,409	$151,759,420	$4,121,849
Sales	193,800,018	126,678,469	1,580,753

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2009, the cost of investments was as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Cost of investments	$828,532,669	$361,825,759	$4,947,994

33

Notes to Financial Statements (Unaudited) (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Gross unrealized:
Appreciation	$21,678,309	$5,886,503	$238,704
Depreciation	(237,818,661)	(112,610,263)	(1,549,149)
Net unrealized appreciation (depreciation) of investments	$(216,140,352)	$(106,723,760)	$(1,310,445)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ last tax year end, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Undistributed net ordinary income*	$40,533,448	$12,422,315	$105,247
Undistributed net long-term capital gains	46,600,081	11,444,884	83,225

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Distributions from net ordinary income*	$60,138,171	$12,918,778	$69,151
Distributions from net long-term capital gains	48,546,372	7,575,448	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Post-October currency and PFIC losses	$6,076,860	$2,028,129	$16,144

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate
For the first $125 million	.8500%	.7500%	.8000%
For the next $125 million	.8375	.7375	.7875
For the next $250 million	.8250	.7250	.7750
For the next $500 million	.8125	.7125	.7625
For the next $1 billion	.8000	.7000	.7500
For net assets over $2 billion	.7750	.6750	.7250

34

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the table below:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds International Value	1.50%	November 30, 2009	N/A
Tradewinds Global All-Cap	1.30	November 30, 2009	1.55%
Tradewinds Global Resources	1.35	November 30, 2010	1.55

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Sales charges collected	$77,575	$49,653	$—
Paid to financial intermediaries	70,239	45,098	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

35

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Commission advances	$76,652	$60,361	$22

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
12b-1 fees retained	$172,108	$108,926	$924

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2009, as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
CDSC retained	$64,432	$89,004	$—

At January 31, 2009, Nuveen owned 5,069 shares of Class R3 of Tradewinds International Value, 1,250 shares of each share Class of Tradewinds Global All-Cap and 12,500 shares of Classes A and C and 24,943 shares of Class I of Tradewinds Global Resources.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Event

Class R3 Shares

Effective March 30, 2009, Tradewinds Global All-Cap will begin offering Class R3 Shares. Class R3 Shares are available for purchase at offering price, which is the net asset value per share without any up-front sales charge, to certain retirement plans. Class R3 Shares are subject to annual distribution and service fees of up to .50% of the Fund’s average daily net assets.

36

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS INTERNATIONAL VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/99)
2009(f)	$29.89	$.03	$(8.82)	$(8.79)	$(.18)	$(2.88)	$(3.06)	$—	**	$18.04	(29.63)%	$265,925	1.66	%*	.27	%*	1.66	%*	.27	%*	1.66	%*	.27	%*	26%
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89	(2.67)	372,693	1.58		.45		1.58		.45		1.58		.45		56
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42	17.19	369,845	1.52		1.08		1.52		1.08		1.52		1.08		56
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88	266,781	1.63		1.95		1.63		1.95		1.63		1.95		28
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02	60,131	1.59		1.43		1.59		1.43		1.59		1.43		24
2004	16.01	.24	4.72	4.96	(.18)	—	(.18)	.03		20.82	31.21	5,580	1.74		1.24		1.74		1.24		1.74		1.25		41
Class B (12/99)
2009(f)	28.69	(.05)	(8.47)	(8.52)	—	(2.88)	(2.88)	—	**	17.29	(29.92)	7,242	2.41	*	(.47	)*	2.41	*	(.47	)*	2.41	*	(.47	)*	26
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69	(3.38)	13,728	2.33		(.32)		2.33		(.32)		2.33		(.32)		56
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33	16,574	2.27		.32		2.27		.32		2.27		.32		56
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00	15,258	2.33		.96		2.33		.96		2.33		.96		28
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10	9,781	2.33		.33		2.33		.33		2.33		.33		24
2004	15.53	.08	4.58	4.66	(.06)	—	(.06)	—		20.13	30.00	5,378	2.50		.42		2.50		.42		2.49		.43		41
Class C (12/99)
2009(f)	28.70	(.05)	(8.47)	(8.52)	—	(2.88)	(2.88)	—	**	17.30	(29.87)	81,547	2.41	*	(.47	)*	2.41	*	(.47	)*	2.41	*	(.47	)*	26
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70	(3.42)	136,553	2.33		(.31)		2.33		(.31)		2.33		(.31)		56
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31	151,462	2.27		.32		2.27		.32		2.27		.32		56
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98	117,016	2.37		1.17		2.37		1.17		2.37		1.17		28
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08	27,515	2.35		.49		2.35		.49		2.35		.50		24
2004	15.55	.08	4.57	4.65	(.06)	—	(.06)	—		20.14	29.96	6,133	2.50		.44		2.50		.44		2.49		.44		41
Class R3 (8/08)
2009(g)	29.59	.01	(8.41)	(8.40)	(.12)	(2.88)	(3.00)	—		18.19	(28.63)	92	1.91	*	.05	*	1.91	*	.05	*	1.91	*	.05	*	26
Class I (12/99) (e)
2009(f)	30.06	.06	(8.87)	(8.81)	(.26)	(2.88)	(3.14)	—		18.11	(29.54)	253,104	1.41	*	.51	*	1.41	*	.51	*	1.41	*	.51	*	26
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06	(2.40)	390,882	1.33		.69		1.33		.69		1.33		.69		56
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49	437,863	1.26		1.43		1.26		1.43		1.26		1.43		56
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14	322,653	1.39		2.31		1.39		2.31		1.39		2.31		28
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33	30,089	1.32		1.18		1.32		1.18		1.32		1.18		24
2004	16.10	.28	4.75	5.03	(.22)	—	(.22)	—		20.91	31.31	20,705	1.49		1.44		1.49		1.44		1.49		1.44		41

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended January 31, 2009.
(g)	For the period August 4, 2008 (commencement of operations) through January 31, 2009.

See accompanying notes to financial statements.

37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL ALL-CAP													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2009(g)	$24.03	$.04	$(6.80)	$(6.76)	$(.11)	$(1.59)	$(1.70)	$—	**	$15.57	(27.99)%	$160,544	1.39	%*	.43	%*	1.39	%*	.43	%*	1.39	%*	.43	%*	43%
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03	.95	273,879	1.29		.63		1.29		.63		1.29		.63		54
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88	211,912	1.29		.77		1.29		.77		1.29		.77		22
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00	66,065	1.48	*	.55	*	1.48	*	.56	*	1.47	*	.57	*	5
Class B (3/06)
2009(g)	23.92	(.03)	(6.77)	(6.80)	—	(1.59)	(1.59)	—	**	15.53	(28.25)	2,172	2.15	*	(.33	)*	2.15	*	(.33	)*	2.15	*	(.33	)*	43
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92	.15	3,209	2.05		(.11)		2.05		(.11)		2.04		(.11)		54
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06	762	2.04		.07		2.04		.07		2.04		.07		22
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70	341	2.62	*	(.22	)*	2.27	*	.14	*	2.27	*	.14	*	5
Class C (3/06)
2009(g)	23.94	(.03)	(6.78)	(6.81)	—	(1.59)	(1.59)	—	**	15.54	(28.23)	31,928	2.14	*	(.32	)*	2.14	*	(.32	)*	2.14	*	(.32	)*	43
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94	.16	53,299	2.04		(.13)		2.04		(.13)		2.04		(.13)		54
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10	27,666	2.04		.03		2.04		.03		2.04		.03		22
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75	5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	2.27	*	(.07	)*	5
Class I (3/06) (f)
2009(g)	24.08	.06	(6.83)	(6.77)	(.17)	(1.59)	(1.76)	—	**	15.55	(27.99)	59,059	1.14	*	.67	*	1.14	*	.67	*	1.14	*	.67	*	43
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08	1.20	84,493	1.08		.35		1.08		.35		1.08		.35		54
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22	6,213	1.05		1.09		1.05		1.09		1.05		1.09		22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10	1,564	1.64	*	.79	*	1.27	*	1.16	*	1.27	*	1.17	*	5

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2009.

See accompanying notes to financial statements.

38

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL RESOURCES													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2009(g)	$22.60	$.01	$(9.73)	$(9.72)	$—	$(.62)	$(.62)	$—		$12.26	(42.93)%	$276	3.34	%*	(1.62	)%*	1.59	%*	.13	%*	1.59	%*	.13	%*	44%
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60	2.92	370	3.83		(2.43)		1.58		(.18)		1.36		.04		43
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32	16.65	292	7.79	*	(6.10	)*	1.58	*	.12	*	1.31	*	.40	*	11
Class C (12/06)
2009(g)	22.47	(.03)	(9.68)	(9.71)	—	(.62)	(.62)	—		12.14	(43.13)	163	3.97	*	(2.07	)*	2.34	*	(.45	)*	2.34	*	(.44	)*	44
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47	2.07	285	4.59		(3.20)		2.33		(.94)		2.11		(.72)		43
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class I (12/06) (f)
2009(g)	22.63	.03	(9.75)	(9.72)	—	(.62)	(.62)	—		12.29	(42.87)	3,136	3.10	*	(1.30	)*	1.34	*	.45	*	1.34	*	.45	*	44
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63	3.07	2,490	3.55		(2.08)		1.34		.14		1.12		.35		43
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38	16.90	292	7.52	*	(5.82	)*	1.33	*	.37	*	1.05	*	.65	*	11

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2009.

See accompanying notes to financial statements.

39

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

40

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

41

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-GRW-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Rittenhouse Strategic Growth Fund

Nuveen Rittenhouse Mid-Cap Growth Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Rittenhouse Strategic Growth and Nuveen Rittenhouse Mid-Cap Growth Funds feature management by Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. We recently spoke with Dan Roarty, co-portfolio manager of the Nuveen Rittenhouse Strategic Growth Fund and Chris Leonard, co-portfolio manager of the Nuveen Rittenhouse Mid-Cap Growth Fund, about the key investment strategies and performance of the Funds for the six-month period ended January 31, 2009.

In the last month of the reporting period, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. (“Rittenhouse”), the Funds’ sub-adviser, were consolidated with Santa Barbara Asset Management, LLC (“SBAM”), a wholly-owned subsidiary of Nuveen Investments, Inc. and an affiliate of Rittenhouse. There have been no changes in the Funds’ portfolio management teams, although as a result of the consolidation, SBAM became the sub-adviser to the Fund.

How did the Funds perform and what strategies were used during the six-month period ended January 31, 2009?

The table on page three provides performance information for each Fund (Class A Shares at net asset value) for the six-month, one-year, and since inception periods ended January 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks.

Nuveen Rittenhouse Strategic Growth Fund

The Nuveen Rittenhouse Strategic Growth Fund Class A Shares at net asset value outperformed the Lipper Multi-Cap Growth Funds Index and underperformed the Russell 1000 Growth Index for the six-month period. Equity investors faced an extremely difficult and largely unprecedented environment during the six-month period ending January 31, 2009. The benchmark Russell 1000 Growth Index declined by 34.3% and the Fund’s absolute performance of -37.0% largely reflected that overall weak environment. The Fund’s underperformance relative to the benchmark was also driven by weak stock selection, primarily in the industrial and technology sectors. While we expected the earnings environment to deteriorate as global demand weakened, the reductions to earnings estimates were generally larger and more rapid than we had anticipated.

In particular, Textron, a diversified industrial company with business including aircraft manufacturing and fluid and power systems as well as a financing arm, sharply underperformed as its plans to shrink it financing business were delayed and weakness in general industrial orders was worse than expected. Eletronic Arts, a leading designer of gaming software, underperformed as the overall environment for consumer spending weakened and the company failed to deliver on its own projections for cost savings, profitability and growth. We eliminated both positions before the end of the period.

Another weak spot was Terex Corporation, a diversified global manufacturer of capital equipment for use in construction, transportation, refinery and mining applications. The sharp contraction in spending across most of Terex’s major end markets caused large reductions to the company’s earnings outlook. Investors also became concerned about the company’s debt burden.

On the other hand, the Fund’s tilt towards larger stocks was a relative positive during this period and was a contributing factor to our outperformance versus the peer group index. Large-cap stocks were the best-performing size category within the growth space during this period, according to Morningstar.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Returns as of 1/31/09

		Average Annual
	Cumulative 6-Month	1-Year	Since inception (12/3/07)
Nuveen Rittenhouse Strategic Growth Fund A Shares at NAV A Shares at Offer	-37.03% -40.64%	-41.70% -45.06%	-41.20% -44.11%
Lipper Multi-Cap Growth Funds Index[1]	-38.09%	-41.09%	-40.99%
Russell 1000 Growth Index[2]	-34.31%	-36.44%	-36.83%
Nuveen Rittenhouse Mid-Cap Growth Fund A Shares at NAV A Shares at Offer	-41.19% -44.57%	-46.03% -49.12%	-45.58% -48.28%
Lipper Mid-Cap Growth Funds Index[3]	-39.52%	-41.33%	-41.30%
Russell Midcap Growth Index[4]	-40.69%	-42.24%	-41.72%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Our sector allocation also was a slight relative positive, due mainly to our overweight in health care, which was the best-performing sector in the market during this period. One of the companies that contributed positively to our comparative performance was Gilead Sciences, a leading biotechnology company. The company’s strength in the growing HIV market coupled with share gains within it contributed to the stock’s outperformance during the period. Other companies contributing positively towards relative performance included Hansen Natural Corporation, which markets alternative beverages including such energy and juice drinks such as Monster Energy and Rumba. Despite fears of weaker consumer spending that had pressured the shares earlier in 2008, Hansen outperformed as the company struck a favorable new distribution agreement with Coca Cola and delivered on earnings expectations. However, we sold our position following its strong rally on concerns that 2009 estimates of 20% EPS growth are too high. The energy drink category continues to decelerate (like all beverages), and it will be very tough for Hansen to post 20% growth. With the stock back at a 30% premium to the market, the risk/reward of holding the stock had become unfavorable.

Also aiding performance was Archer Daniels Midland Company, a global processor of agricultural commodities and products. Lower crop prices helped bring some stability to Archer Daniels’ earnings outlook and profit margins held up better than some investors had feared.

We used the volatility in the markets to add positions to the portfolio. Stocks are always

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

evaluated on the basis of risk/reward relative to the market, which we quantify and continually update as part of our investment process. Hewlett-Packard was one position we purchased due to it’s strong relative earnings growth prospects over the next two years, more stable recurring revenue base, available merger synergies from its acquisition of EDS, and low valuation relative to peers and the market. We also added Western Union, since 85% of the company’s profits comes from consumer-to-consumer money transfers, primarily outside the U.S., Canada or Mexico. We believe this is a strong secular growth market and Western Union is the leading global participant. In our opinion, recent location growth, new contracted locations, continued share gains, margin improvement and share repurchase will result in strong earnings growth despite the currently weak macro environment. We also added EMC Corp, a leading provider of data storage systems. Storage continues to be a strong area of technology spending and should be better insulated in a slowdown. The company is reducing costs which should also help in the back half of this year.

Nuveen Rittenhouse Mid-Cap Growth Fund

The Nuveen Rittenhouse Mid-Cap Growth Fund Class A Shares at net asset value underperformed both of its comparative indexes for the six-month period ended January 31, 2009. The underperformance of the Fund relative to its peers and benchmark relates primarily to stock selection. Specifically, our stock selection was poor in the sectors most impacted by the credit crunch and global economic slowdown, including financials, industrials and materials. Bare Escentuals Inc., Janus Capital Group, and Textron Inc. negatively impacted the Fund’s performance. Bare Escentuals develops and markets natural ingredient-based cosmetics and skin care products. Bare Escentuals shares underperformed based on slowing sales growth due to the generally deteriorating macro-economic environment and related move by many consumers to less premium-priced alternatives. Janus, an asset management company, underperformed as a result of its significant exposure to the equity markets. The company is one of the most levered of all asset managers to the equity markets and the decline in those markets led to reduced assets under management and reduced earnings. Textron manufactures and sells Bell Helicopters, Cessna aircraft and other industrial products for a variety of end markets. The shares underperformed based on its aerospace exposure, mounting concerns over the health of the financing division and the capital required to maintain and/or dissolve the business. We sold our position in Textron during the period.

Several stocks positively contributed to the Fund’s relative performance during the period. These included Hansen Natural Co. and Quest Diagnostics. Hansen sells and distributes beverages with its key brand being Monster Energy drinks. Hansen shares benefitted during the period from a new distribution deal with the Coca-Cola Co. which expanded Monster Energy distribution in the U.S. and Europe. We sold our position in Hansen during the period. Quest Diagnostics is a clinical diagnostics testing company. The stock performed well during the period based on the non-cyclical nature of its business which enabled it to deliver on earnings expectations despite the broader economic slowdown.

There were several new additions to the portfolio during the period. Among these were Archer Daniels Midland Co., BMC Software Inc. and Western Union. We purchased Archer Daniels shares to take advantage of the general macro-economic sell-off in the equity markets. We believe this sell-off created the opportunity to acquire Archer Daniels shares at attractive prices given our long-term positive bias on the shares based on increasing acreage and the global secular growth of agriculture. We purchased BMC Software based on the strength of its IT automation offerings, its exposure to a new mainframe cycle, and its high percentage of recurring revenues. We purchased Western Union based on what we view as a strong, sustainable money transfer business with high barriers to entry.

Semi-Annual Report    Page 4

There were several stocks eliminated from the portfolio during the period. Among these were Covidien Ltd., Tiffany & Co., and United States Steel Corp. We sold our position in Covidien following a period of strong performance relative to the Russell Midcap Growth benchmark. We believed the stock was approaching fair value after successfully improving revenue growth and operating margins following its spin out from Tyco International in June 2007. We sold our position in Tiffany to reduce our exposure to retail in general and specifically to the high-end of the retail market given our view of continued global economic weakness. We eliminated our position in United States Steel Corp. in order to fund the purchase of Nucor, a competing steel company with what we view as a better balance sheet, end markets and variable cost structure.

Semi-Annual Report    Page 5

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Strategic Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NRRAX	NRRCX	NRRRX
NAV	$10.78	$10.69	$10.81
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-41.70%	-45.06%
Since Inception	-41.20%	-44.11%

C Shares	NAV
1-Year	-42.12%
Since Inception	-41.62%

I Shares	NAV
1-Year	-41.57%
Since Inception	-41.06%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.45%	1.22%	7/31/08
Class C	5.20%	1.98%	7/31/08
Class I	4.20%	.97%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash or deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-42.47%	-45.77%
Since Inception	-40.50%	-43.68%

C Shares	NAV
1-Year	-42.89%
Since Inception	-40.94%

I Shares	NAV
1-Year	-42.40%
Since Inception	-40.41%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$538
Number of Common Stocks	64

Top Five Common Stock Holdings[2]
Hewlett-Packard Company	3.6%
PepsiCo, Inc.	3.5%
Google, Inc.	3.5%
Apple, Inc.	3.4%
Cisco Systems, Inc.	3.4%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 6

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Strategic Growth Fund

Industries[1]
Computers & Peripherals	8.5%
Biotechnology	8.0%
Communications Equipment	7.0%
Semiconductors & Equipment	5.2%
Energy Equipment & Services	5.1%
Software	4.6%
Oil, Gas & Consumable Fuels	4.2%
Food Products	3.8%
Health Care Equipment & Supplies	3.5%
Beverages	3.5%
Internet Software & Services	3.5%
Electrical Equipment	3.5%
Pharmaceuticals	3.3%
Media	3.2%
Specialty Retail	2.8%
Construction & Engineering	2.7%
Machinery	2.6%
Health Care Providers & Services	2.5%
Textiles, Apparel & Luxury Goods	2.3%
Food & Staples Retailing	2.2%
Other	18.0%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$629.70	$627.70	$631.10	$1,019.21	$1,015.43	$1,020.47
Expenses Incurred During Period	$4.89	$7.96	$3.86	$6.06	$9.86	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.94% and 0.94% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 7

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Mid-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NRMAX	NRMCX	NRMRX
NAV	$9.85	$9.77	$9.88
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/09

A Shares	NAV	Offer
1-Year	-46.03%	-49.12%
Since Inception	-45.58%	-48.28%

C Shares	NAV
1-Year	-46.41%
Since Inception	-45.96%

I Shares	NAV
1-Year	-45.89%
Since Inception	-45.44%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.64%	1.27%	7/31/08
Class C	5.40%	2.02%	7/31/08
Class I	4.39%	1.01%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash or deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-47.26%	-50.28%
Since Inception	-44.62%	-47.57%

C Shares	NAV
1-Year	-47.68%
Since Inception	-45.05%

I Shares	NAV
1-Year	-47.13%
Since Inception	-44.47%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$492
Number of Common Stocks	78

Top Five Common Stock Holdings[2]
YUM! Brands, Inc.	2.5%
Celgene Corporation	2.3%
Southwestern Energy Company	2.3%
Quanta Services Incorporated	2.2%
Kohl’s Corporation	2.1%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/09 Nuveen Rittenhouse Mid-Cap Growth Fund

Industries[1]
Software	8.7%
Energy Equipment & Services	6.2%
Semiconductors & Equipment	5.9%
Biotechnology	4.8%
Computers & Peripherals	4.5%
Capital Markets	4.1%
Hotels Restaurants & Leisure	3.9%
Media	3.8%
Machinery	3.7%
Oil, Gas, & Consumable Fuels	3.7%
Construction & Engineering	3.7%
Electronic Equipment & Instruments	3.6%
Health Care Providers & Services	3.5%
Electrical Equipment	3.5%
Textiles Apparel & Luxury Goods	3.4%
Specialty Retail	3.3%
Multiline Retail	3.0%
Health Care Equipment & Supplies	2.9%
Aerospace & Defense	2.7%
Chemicals	2.4%
Other	18.7%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$588.10	$586.40	$589.10	$1,018.90	$1,015.12	$1,020.16
Expenses Incurred During Period	$5.00	$8.00	$4.01	$6.36	$10.16	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00% and 1.00% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 9

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Strategic Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 2.0%

282	BE Aerospace, Inc., (2)	$2,727

210	Rockwell Collins, Inc.	7,913
	Total Aerospace & Defense	10,640

	Beverages – 3.5%

371	PepsiCo, Inc.	18,635
	Biotechnology – 7.9%

225	Celgene Corporation, (2)	11,914

136	Genentech, Inc., (2)	11,049

281	Gilead Sciences, Inc., (2)	14,266

162	Vertex Pharmaceuticals Inc., (2)	5,354
	Total Biotechnology	42,583

	Capital Markets – 1.7%

217	Lazard Limited	5,751

138	State Street Corporation	3,211
	Total Capital Markets	8,962

	Chemicals – 1.2%

285	Albemarle Corporation	6,341
	Commercial Banks – 1.1%

369	American Express Company	6,173
	Communications Equipment – 6.9%

1,217	Cisco Systems, Inc., (2)	18,218

438	Nokia Oyj, Sponsored ADR	5,374

389	QUALCOMM Inc.	13,440
	Total Communications Equipment	37,032

	Computers & Peripherals – 8.3%

203	Apple, Inc., (2)	18,296

698	EMC Corporation, (2)	7,706

545	Hewlett-Packard Company	18,935
	Total Computers & Peripherals	44,937

	Construction & Engineering – 2.7%

155	Jacobs Engineering Group, Inc., (2)	5,994

399	Quanta Services Incorporated, (2)	8,531
	Total Construction & Engineering	14,525

	Consumer Finance – 1.7%

169	Capital One Financial Corporation	2,677

480	Western Union Company	6,557
	Total Consumer Finance	9,234

	Electrical Equipment – 3.5%

327	Emerson Electric Company	10,693

303	Rockwell Automation, Inc.	7,890
	Total Electrical Equipment	18,583

10

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.6%

239	Thermo Fisher Scientific, Inc., (2)	$8,587
	Energy Equipment & Services – 5.0%

496	Halliburton Company	8,556

389	Nabors Industries Limited, (2)	4,260

270	National-Oilwell Varco, Inc., (2)	7,139

206	Oceaneering International, Inc., (2)	7,099
	Total Energy Equipment & Services	27,054

	Food & Staples Retailing – 2.2%

425	Walgreen Co.	11,649
	Food Products – 3.7%

296	Archer-Daniels-Midland Company	8,104

158	Monsanto Company	12,017
	Total Food Products	20,121

	Health Care Equipment & Supplies – 3.5%

187	Baxter International, Inc.	10,968

158	Beckman Coulter, Inc.	7,856
	Total Health Care Equipment & Supplies	18,824

	Health Care Providers & Services – 2.4%

155	Quest Diagnostics Incorporated	7,649

292	VCA Antech, Inc., (2)	5,495
	Total Health Care Providers & Services	13,144

	Hotels, Restaurants & Leisure – 1.1%

263	Burger King Holdings, Inc.	5,852
	Household Products – 2.0%

197	Procter & Gamble Company	10,737
	Industrial Conglomerates – 0.8%

377	General Electric Company	4,573
	Internet Software & Services – 3.5%

55	Google, Inc., Class A, (2)	18,619
	Machinery – 2.5%

157	ITT Industries Inc.	7,109

161	Joy Global, Inc.	3,354

266	Terex Corporation, (2)	3,149
	Total Machinery	13,612

	Media – 3.2%

306	McGraw-Hill Companies, Inc.	6,729

412	Monster Worldwide, Inc., (2)	3,795

315	Walt Disney Company	6,514
	Total Media	17,038

	Metals & Mining – 0.8%

105	Cliffs Natural Resources, Inc.	2,433

83	Freeport-McMoRan Copper & Gold, Inc.	2,087
	Total Metals & Mining	4,520

11

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Strategic Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Multiline Retail – 2.0%

225	J.C. Penney Company, Inc.	$3,769

194	Kohl’s Corporation, (2)	7,122
	Total Multiline Retail	10,891

	Oil, Gas & Consumable Fuels – 4.1%

114	Apache Corporation	8,550

150	Ultra Petroleum Corporation, (2)	5,375

220	XTO Energy, Inc.	8,160
	Total Oil, Gas & Consumable Fuels	22,085

	Personal Products – 1.8%

621	Bare Escentuals, Inc., (2)	2,254

280	Estee Lauder Companies, Inc., Class A	7,350
	Total Personal Products	9,604

	Pharmaceuticals – 3.2%

315	Abbott Laboratories	17,464
	Semiconductors & Equipment – 5.2%

384	Altera Corporation	5,906

375	Broadcom Corporation, Class A, (2)	5,944

1,245	Intel Corporation	16,061
	Total Semiconductors & Equipment	27,911

	Software – 4.6%

344	Adobe Systems Incorporated, (2)	6,643

1,066	Oracle Corporation, (2)	17,941
	Total Software	24,584

	Specialty Retail – 2.8%

619	Staples, Inc.	9,867

241	Tiffany & Co.	5,001
	Total Specialty Retail	14,868

	Textiles, Apparel & Luxury Goods – 2.3%

425	Coach, Inc., (2)	6,205

377	Guess, Inc.	6,066
	Total Textiles, Apparel & Luxury Goods	12,271

	Total Investments (cost $843,453) – 98.8%	531,653

	Other Assets Less Liabilities – 1.2%	6,235

	Net Assets – 100%	$537,888

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

12

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 93.1%

	Aerospace & Defense – 2.5%

340	BE Aerospace, Inc., (2)	$3,288

236	Rockwell Collins, Inc.	8,892
	Total Aerospace & Defense	12,180

	Biotechnology – 4.4%

200	Celgene Corporation, (2)	10,590

266	Theravance, Inc., (2)	3,506

233	Vertex Pharmaceuticals, Inc., (2)	7,701
	Total Biotechnology	21,797

	Capital Markets – 3.8%

429	Janus Capital Group, Inc.	2,252

252	Lazard Limited	6,678

518	SEI Investments Company	6,563

132	State Street Corporation	3,072
	Total Capital Markets	18,565

	Chemicals – 2.3%

330	Albemarle Corporation	7,343

60	Praxair, Inc.	3,736
	Total Chemicals	11,079

	Computers & Peripherals – 4.2%

538	EMC Corporation, (2)	5,940

227	McAfee, Inc., (2)	6,921

522	Network Appliance Inc., (2)	7,741
	Total Computers & Peripherals	20,602

	Construction & Engineering – 3.4%

179	Jacobs Engineering Group, Inc., (2)	6,922

463	Quanta Services Incorporated, (2)	9,899
	Total Construction & Engineering	16,821

	Consumer Finance – 1.6%

166	Capital One Financial Corporation	2,629

389	Western Union Company	5,314
	Total Consumer Finance	7,943

	Electric Utilities – 1.1%

171	PPL Corporation	5,243
	Electrical Equipment – 3.3%

278	Cooper Industries, Ltd., Class A	7,481

330	Rockwell Automation, Inc.	8,593
	Total Electrical Equipment	16,074

	Electronic Equipment & Instruments – 3.3%

221	Roper Industries, Inc.	9,092

204	Thermo Fisher Scientific, Inc., (2)	7,330
	Total Electronic Equipment & Instruments	16,422

	Energy Equipment & Services – 5.8%

300	Cooper Cameron Corporation, (2)	6,948

13

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

321	Halliburton Company	$5,537

346	Nabors Industries Limited, (2)	3,789

184	National-Oilwell Varco, Inc., (2)	4,865

211	Oceaneering International, Inc., (2)	7,271
	Total Energy Equipment & Services	28,410

	Food Products – 1.2%

220	Archer-Daniels-Midland Company	6,024
	Gas Utilities – 1.2%

177	Equitable Resources, Inc.	6,059
	Health Care Equipment & Supplies – 2.7%

177	Beckman Coulter, Inc.	8,800

129	Zimmer Holdings, Inc., (2)	4,696
	Total Health Care Equipment & Supplies	13,496

	Health Care Providers & Services – 3.3%

186	Quest Diagnostics Incorporated	9,179

370	VCA Antech, Inc., (2)	6,963
	Total Health Care Providers & Services	16,142

	Hotels, Restaurants & Leisure – 3.6%

291	Burger King Holdings, Inc.	6,475

392	YUM! Brands, Inc.	11,216
	Total Hotels, Restaurants & Leisure	17,691

	Household Durables – 0.8%

462	Newell Rubbermaid, Inc.	3,733
	Independent Power Producers & Energy Traders – 1.1%

275	AES Corporation, (2)	2,175

55	Constellation Energy Group	1,447

83	NRG Energy, Inc., (2)	1,939
	Total Independent Power Producers & Energy Traders	5,561

	Insurance – 0.6%

130	AFLAC Incorporated	3,017
	Internet Software & Services – 1.2%

269	F5 Networks, Inc., (2)	5,964
	IT Services – 1.5%

301	Paychex, Inc.	7,311
	Machinery – 3.5%

179	ITT Industries, Inc.	8,105

235	Joy Global, Inc.	4,895

346	Terex Corporation, (2)	4,097
	Total Machinery	17,097

	Media – 3.6%

436	Discovery Communications, Inc., Class A Shares, (2)	6,322

293	McGraw-Hill Companies, Inc.	6,443

523	Monster Worldwide, Inc., (2)	4,817
	Total Media	17,582

14

Shares	Description (1)	Value

	Metals & Mining – 2.1%

168	Cliffs Natural Resources, Inc.	$3,893

125	Freeport-McMoRan Copper & Gold, Inc.	3,143

82	Nucor Corporation	3,345
	Total Metals & Mining	10,381

	Multiline Retail – 2.8%

239	J.C. Penney Company, Inc.	4,003

263	Kohl’s Corporation, (2)	9,655
	Total Multiline Retail	13,658

	Oil, Gas & Consumable Fuels – 3.5%

329	Southwestern Energy Company, (2)	10,413

186	Ultra Petroleum Corporation, (2)	6,664
	Total Oil, Gas & Consumable Fuels	17,077

	Personal Products – 2.2%

1,323	Bare Escentuals, Inc., (2)	4,802

235	Estee Lauder Companies, Inc., Class A	6,169
	Total Personal Products	10,971

	Pharmaceuticals – 0.4%

50	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,073
	Real Estate Investment Trust – 0.3%

57	Ventas, Inc.	1,589
	Semiconductors & Equipment – 5.5%

433	Altera Corporation	6,660

386	Analog Devices, Inc.	7,712

555	Broadcom Corporation, Class A, (2)	8,797

495	NVIDIA Corporation, (2)	3,935
	Total Semiconductors & Equipment	27,104

	Software – 8.1%

234	Adobe Systems Incorporated, (2)	4,519

512	Akamai Technologies, Inc., (2)	6,902

370	Autodesk, Inc., (2)	6,127

292	BMC Software, Inc., (2)	7,396

311	Citrix Systems, (2)	6,543

362	Intuit, Inc., (2)	8,199
	Total Software	39,686

	Specialty Retail – 3.1%

429	Staples, Inc.	6,838

436	TJX Companies, Inc.	8,467
	Total Specialty Retail	15,305

	Textiles, Apparel & Luxury Goods – 3.2%

552	Coach, Inc., (2)	8,059

467	Guess, Inc.	7,514
	Total Textiles, Apparel & Luxury Goods	15,573

15

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Wireless Telecommunication Services – 1.9%

176	American Tower Corporation, (2)	$5,340

83	Crown Castle International Corporation, (2)	1,620

73	NII Holdings, Inc., Class B, (2)	1,416

53	SBA Communications Corporation, (2)	1,055
	Total Wireless Telecommunication Services	9,431

	Total Investments (cost $762,083) – 93.1%	457,661

	Other Assets Less Liabilities – 6.9%	34,170

	Net Assets – 100%	$491,831

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

16

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Assets
Investments, at value (cost $843,453 and $762,083, respectively)	$531,653	$457,661
Cash	25,926	27,048
Receivables:
Dividends	242	292
From Adviser	—	547
Investments sold	44,341	26,194
Total assets	602,162	511,742
Liabilities
Payable for investments purchased	51,170	6,730
Accrued expenses:
12b-1 distribution and service fees	148	136
Other	12,956	13,045
Total liabilities	64,274	19,911
Net assets	$537,888	$491,831
Class A Shares
Net assets	$134,762	$123,173
Shares outstanding	12,500	12,500
Net asset value per share	$10.78	$9.85
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.44	$10.45
Class C Shares
Net assets	$133,595	$122,097
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$10.69	$9.77
Class I Shares
Net assets	$269,531	$246,561
Shares outstanding	24,942	24,947
Net asset value and offering price per share	$10.81	$9.88

Net Assets Consist of:
Capital paid-in	$996,852	$995,534
Undistributed net investment income (loss)	(74)	(1,126)
Accumulated net realized gain (loss) from investments	(147,090)	(198,155)
Net unrealized appreciation (depreciation) of investments	(311,800)	(304,422)
Net assets	$537,888	$491,831

See accompanying notes to financial statements.

17

Statement of Operations (Unaudited)

January 31, 2009

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Investment Income	$4,080	$2,964
Expenses
Management fees	2,612	2,602
12b-1 service fees – Class A	209	195
12b-1 distribution and service fees – Class C	829	776
Shareholders’ servicing agent fees and expenses	57	58
Custodian’s fees and expenses	2,263	2,719
Professional fees	6,935	6,848
Shareholders’ reports – printing and mailing expenses	6,314	6,314
Federal and state registration fees	28	280
Other expenses	8	8
Total expenses before custodian fee credit and expense reimbursement	19,255	19,800
Custodian fee credit	(100)	(261)
Expense reimbursement	(15,001)	(15,449)
Net expenses	4,154	4,090
Net investment income (loss)	(74)	(1,126)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(123,401)	(137,904)
Change in net unrealized appreciation (depreciation) of investments	(192,841)	(205,236)
Net realized and unrealized gain (loss)	(316,242)	(343,140)
Net increase (decrease) in net assets from operations	$(316,316)	$(344,266)

See accompanying notes to financial statements.

18

Statement of Changes in Net Assets (Unaudited)

	Rittenhouse Strategic Growth		Rittenhouse Mid-Cap Growth
	Six Months Ended 1/31/2009	For the Period December 3, 2007 (Commencement of Operations) through July 31, 2008	Six Months Ended 1/31/2009	For the Period December 3, 2007 (Commencement of Operations) through July 31, 2008
Operations
Net investment income (loss)	$(74)	$(3,148)	$(1,126)	$(4,466)
Net realized gain (loss) from investments	(123,401)	(23,689)	(137,904)	(60,251)
Change in net unrealized appreciation (depreciation) of investments	(192,841)	(118,959)	(205,236)	(99,186)
Net increase (decrease) in net assets from operations	(316,316)	(145,796)	(344,266)	(163,903)
Fund Share Transactions
Proceeds from sale of shares	—	1,240,375	—	1,236,875
Cost of shares redeemed	—	(240,375)	—	(236,875)
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets	(316,316)	854,204	(344,266)	836,097
Net assets at the beginning of period	854,204	—	836,097	—
Net assets at the end of period	$537,888	$854,204	$491,831	$836,097
Undistributed net investment income (loss) at the end of period	$(74)	$—	$(1,126)	$—

See accompanying notes to financial statements.

19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Rittenhouse Strategic Growth Fund (“Rittenhouse Strategic Growth”) and Nuveen Rittenhouse Mid-Cap Growth Fund (“Rittenhouse Mid-Cap Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Rittenhouse Strategic Growth ordinarily invests in equity securities of companies with varied market capitalizations in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Rittenhouse Mid-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Growth Index in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2009.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2009:

Rittenhouse Strategic Growth	Level 1	Level 2	Level 3	Total
Investments	$531,653	$ —	$ —	$531,653

Rittenhouse Mid-Cap Growth	Level 1	Level 2	Level 3	Total
Investments	$457,661	$ —	$ —	$457,661

21

Notes to Financial Statements (Unaudited) (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	Rittenhouse Strategic Growth
	Six Months Ended 1/31/09		For the Period 12/3/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	N/A	N/A	12,500	250,000
Class C	—	—	12,500	250,000
Class I	—	—	24,942	490,375
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(240,375)
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	49,942	$1,000,000

	Rittenhouse Mid-Cap Growth
	Six Months Ended 1/31/09		For the Period 12/3/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	N/A	N/A	12,500	250,000
Class C	—	—	12,500	250,000
Class I	—	—	24,947	486,875
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(236,875)
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	49,947	$1,000,000

N/A Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2009, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Purchases	$221,717	$275,636
Sales	218,562	243,204

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2009, the cost of investments was as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Cost of investments	$843,453	$763,932

22

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Gross unrealized:
Appreciation	$4,343	$8,123
Depreciation	(316,143)	(314,394)
Net unrealized appreciation (depreciation) of investments	$(311,800)	$(306,271)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ last tax year end, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Undistributed net ordinary income*	$—	$—
Undistributed net long-term capital gains	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

For the period December 3, 2007 (commencement of operations) through July 31, 2008	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Distributions from net ordinary income*	$—	$—
Distributions from net long-term capital gains	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from December 3, 2007 (commencement of operations) through July 31, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Post-October capital losses	$23,689	$58,402

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Rittenhouse Strategic Growth Fund-Level Fee Rate	Rittenhouse Mid-Cap Growth Fund-Level Fee Rate
For the first $125 million	.5900%	.6400%
For the next $125 million	.5775	.6275
For the next $250 million	.5650	.6150
For the next $500 million	.5525	.6025
For the next $1 billion	.5400	.5900
For net assets over $2 billion	.5150	.5650

23

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Rittenhouse Asset Management, Inc. (“Rittenhouse”), a subsidiary of Nuveen, under which Rittenhouse manages the investment portfolios of the Funds. Rittenhouse is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth through November 30, 2010, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.04% and 1.09% of the average daily net assets of any class of Fund shares of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, respectively, and from exceeding 1.29% and 1.34%, respectively, after November 30, 2010.

The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned 12,500 shares of Class A and 12,500 shares of Class C of both Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, and 24,942 and 24,947 shares of Class I of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, respectively.

During the six months ended January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

24

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE STRATEGIC GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2009(f)	$17.12	$— **	$(6.34)	$(6.34)	$—	$—	$—	$10.78	(37.03)%	$135	5.72	%*	(4.50	)%*	1.22	%*	.01	%*	1.19	%*	.04	%*	33%
2008(e)	20.00	(.03)	(2.85)	(2.88)	—	—	—	17.12	(14.40)	214	4.45	*	(3.46	)*	1.28	*	(.29	)*	1.22	*	(.23	)*	60
Class C (12/07)
2009(f)	17.03	(.05)	(6.29)	(6.34)	—	—	—	10.69	(37.23)	134	6.47	*	(5.25	)*	1.97	*	(.74	)*	1.94	*	(.71	)*	33
2008(e)	20.00	(.12)	(2.85)	(2.97)	—	—	—	17.03	(14.85)	213	5.20	*	(4.21	)*	2.03	*	(1.04	)*	1.98	*	(.99	)*	60
Class I (12/07)(g)
2009(f)	17.13	.02	(6.34)	(6.32)	—	—	—	10.81	(36.89)	270	5.47	*	(4.25	)*	.97	*	.26	*	.94	*	.29	*	33
2008(e)	20.00	— **	(2.87)	(2.87)	—	—	—	17.13	(14.35)	427	4.20	*	(3.21	)*	1.02	*	.03	*	.97	*	.02	*	60

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	For the six months ended January 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

25

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE MID-CAP GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2009(f)	$16.75	$(.02)	$(6.88)	$(6.90)	$—	$—	$—	$9.85	(41.19)%	$123	6.29	%*	(5.34	)%*	1.33	%*	(.38	)%*	1.25	%*	(.30	)%*	40%
2008(e)	20.00	(.06)	(3.19)	(3.25)	—	—	—	16.75	(16.25)	209	4.64	*	(3.89	)*	1.33	*	(.57	)*	1.27	*	(.51	)*	83
Class C (12/07)
2009(f)	16.66	(.07)	(6.82)	(6.89)	—	—	—	9.77	(41.36)	122	7.04	*	(6.09	)*	2.08	*	(1.13	)*	2.00	*	(1.05	)*	40
2008(e)	20.00	(.15)	(3.19)	(3.34)	—	—	—	16.66	(16.70)	208	5.40	*	(4.65	)*	2.08	*	(1.33	)*	2.02	*	(1.27	)*	83
Class I (12/07)(g)
2009(f)	16.77	—	(6.89)	(6.89)	—	—	—	9.88	(41.09)	247	6.04	*	(5.09	)*	1.08	*	(.13	)*	1.00	*	(.05	)*	40
2008(e)	20.00	(.03)	(3.20)	(3.23)	—	—	—	16.77	(16.15)	418	4.39	*	(3.64	)*	1.07	*	(.32	)*	1.01	*	(.26	)*	83

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	For the six months ended January 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

26

Notes

27

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

28

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Rittenhouse Asset Management, Inc.

Five Radnor Corporate Center

Radnor, PA 19087

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

29

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-RSMC-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Tradewinds Emerging Markets Fund and Nuveen Tradewinds Japan Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Emily Alejos, Mike Hart, Paul Hechmer and Peter Boardman offer their thoughts on the performance of the Funds during the period since their inception through January 31, 2009. Emily and Mike are co-portfolio managers of the Nuveen Tradewinds Emerging Markets Fund, and Paul and Peter are co-portfolio managers for the Nuveen Tradewinds Japan Fund.

How did the Funds perform during the period since inception through January 31, 2009?

The table on page three provides performance information for the two Funds (Class A Shares at net asset value) for the since inception period ended January 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report. It is important to note since each Fund’s inception, we have been in the initial invest up phase. As a result, the performance reflects an extremely limited timeframe of approximately one month.

What strategies were used to manage the Funds during the period since inception through January 31, 2009? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Nuveen Tradewinds Emerging Markets Fund Class A Shares at net asset value outperformed each of its comparative indexes for the period from its inception on December 29, 2008, through January 31, 2009. During this period of approximately one month, our stock selection in the materials and energy sectors contributed to our outperformance of the benchmarks. While the Fund outperformed on a relative basis, its returns for the period were negatively impacted by stock selection in the telecommunications sector.

The top performing holding during the period was First Uranium Corp. This company extracts and refines uranium and gold ore in South Africa. The share price return was due to the company’s plans to produce uranium by April 2009 and achieve positive free cash flow by April 2010.

Gold Fields Limited was another top performer. Gold Fields is a South Africa-based gold producing company with operations in Ghana, Australia and Peru. Strong performance was fueled by rising gold prices and weaker performance of the South African Rand versus the U.S. Dollar. The market has also anticipated better execution in the form of lower costs and higher production as Gold Fields completes a six month shutdown of several major mines in order to complete safety-related infrastructure improvements.

Petrobras was the top performer in the energy sector. Petrobras is a Brazilian based holding company engaged in the exploration, exploitation and production of oil from reservoir wells, shale, and various rock formations. Petrobras is also engaged in the refining, processing, trade and transport of oil. Following a dramatic share price decline as the price of oil fell during this summer, Petrobras rebounded as bargain hunters bought shares of one of the world’s premiere exploration and production companies at very attractive valuations.

The Fund’s worst performer was China Unicom. The company provides Chinese telecommunications services including cellular communication, local,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Class A Shares—

Cumulative Total Returns as of 1/31/09

Since inception (12/29/2008)
Nuveen Tradewinds Emerging Markets Fund A Shares at NAV A Shares at Offer	-2.05% -7.68%
Lipper Emerging Market Funds Index[1]	-6.31%
MSCI Emerging Markets Index[2]	-4.84%

Nuveen Tradewinds Japan Fund A Shares at NAV A Shares at Offer	-6.25% -11.64%
Lipper Japanese Funds Index[3]	-7.45%
MSCI Japanese Index[4]	-6.84%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

international and domestic long distance, data and internet services. The underperformance was due to disappointing December data as a result of restructuring of the newly merged Unicom-Netcom as well as higher than expected capital expenditures related to the build-out of its 3G network. We continue to see value in China Unicom given the substantial synergies from its merger with Netcom, its position as the only company with a W-CDMA license in China, and its operation of a single wireless technology.

Cresud, one of the leading agricultural companies in Argentina, was down for the month of January after having rallied from its lows in fourth quarter of 2008. We believe that January’s stock market correction was attributable to profit-taking as the fundamental story did not change. Investors are presently focused on the outlook for this year’s harvest as yields are expected to be low on the back of a severe drought in Argentina. The harvest begins in March and is expected to be disappointing in both Argentina and Brazil. This is one of the reasons why analysts are calling for a bounce in soft commodity prices as Argentina and Brazil are important producers of grains. This uncertainty is causing volatility and weakness in the share price.

PetroChina Company Limited, a Chinese producer of crude oil and natural gas, was another poor performer. The company is engaged in a range of petroleum and natural gas related activities, including the exploration, development, production and sale of crude oil and natural gas, and the refining, transportation, storage and marketing of crude oil and petroleum products. Stock price weakness was a result of a general

1	The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI Japan Index is a capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

market retreat from PetroChina’s outperformance versus other emerging market oil companies during the second half of 2008.

Nuveen Tradewinds Japan Fund

Class A Shares at net asset value for the Nuveen Tradewinds Japan Fund had negative returns, but outperformed its benchmarks for the period from its inception on December 29, 2008, through January 31, 2009.

During the period the Fund’s relative performance was helped by stock selection in three sectors: industrials, health care, and information technology. While we did outperform our benchmarks, returns were hurt by both stock selection and an overweight to the consumer staples sector and a zero weight in the utilities sector.

In particular, several of our stock selections contributed positively to performance. These included Futaba Corporation, a Japan-based company that is primarily engaged in the manufacturing and sale of electronic-related equipment and production equipment. At the end of 2008, shares of Futaba Corporation traded to 52-week lows. Though there were concerns regarding the impact of higher costs and slowing U.S. sales on Futaba’s operating profit, the level to which the stock declined appears to have been overdone and the share price rebounded from these oversold lows. Also contributing was Sega Sammy, the dominant manufacturer of gaming machines in Japan. Shares of the company have been under pressure since mid-2006 as changes in industry regulations in Japan have reduced industry growth and size. After hitting 52-week lows in late October, shares of Sega Sammy rebounded when the company announced much better then expected gaming machine sales. Finally, TDK, is a manufacturer of electronic materials, electronic devices, recording devices, recording media, and other components. Though shares of TDK recently traded to its 52-week low on concerns related to the hard drive head and capacitor industries, TDK has continued to progress in its restructuring plan and remains an attractive investment.

The Fund’s investment is several securities negatively impacted perfomance. In particular, Obayashi Corporation, one of Japan’s largest construction companies continued to underperform due to weakness in the Japanese housing market and overall consumer spending. However, the company is considered one of the top five general contractors in Japan and should benefit from a rise in public works orders. Promise is a leading consumer finance company, and uses one of the most conservative credit cost and interest refund cost assumptions in the industry. Despite having access to liquidity through its relationship with Sumitomo-Mitsui, share prices declined over the Fund’s investment period as concerns regarding Japan’s recession and legal regulations within the Japanese consumer finance lending industry were unabated. Seven & I, a Japanese retail holding company that plans, manages, and operates convenience stores (Seven Eleven globally), supermarkets, department stores and restaurants, experienced volatile trading of its shares during the period. Though the company reported a rise in its quarterly operating profit at its convenience stores during the period, its 2008/2009 profit forecast remained unchanged and weighed on its stock price. Overall, Seven & I is viewed by investors as a defensive holding, given its strong cash flow and balance sheet.

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Fund Spotlight as of 1/31/09 Nuveen Tradewinds Emerging Markets Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.59	$19.57	$19.58	$19.59
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 1/31/09

A Shares	NAV	Offer
Since Inception	-2.05%	-7.68%

C Shares	NAV
Since Inception	-2.15%

R3 Shares	NAV
Since Inception	-2.10%

I Shares	NAV
Since Inception	-2.05
Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	2.10%	-3.77%

C Shares	NAV
Since Inception	2.10%

R3 Shares	NAV
Since Inception	2.10%

I Shares	NAV
Since Inception	2.10%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,029
Number of Common Stocks	40

Top Five Common Stock Holdings[1]
Petroleo Brasileiras S.A.	6.0%
AngloGold Ashanti Limited, Sponsored ADR	4.8%
Lihir Gold Limited	4.4%
Petrobras Energia Participaciones S.A., Sponsored ADR	4.1%
Doctor Reddy’s Labortories Limited, Sponsored ADR	3.9%

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.91%	1.85%	12/29/08
Class C	2.66%	2.60%	12/29/08
Class R3	2.16%	2.10%	12/29/08
Class I	1.66%	1.60%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 5

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Emerging Markets Fund

Country Allocation[1]
Brazil	14.2%
China	11.0%
Canada	9.8%
South Africa	9.6%
India	8.9%
Argentina	8.0%
Mexico	5.5%
Australia	5.1%
United States	4.3%
South Korea	3.8%
Israel	3.4%
Turkey	3.2%
United Kingdom	3.0%
Egypt	2.4%
Hong Kong	2.3%
Russia	2.0%
Philippines	1.9%
Taiwan	1.6%

Industries[1]
Metals & Mining	24.5%
Oil, Gas & Consumable Fuels	19.4%
Wireless Telecommunication Services	12.5%
Electric Utilities	9.2%
Food Products	9.0%
Commercial Banks	7.8%
Pharmaceuticals	6.2%
Other	11.4%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 34 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$979.50	$978.50	$979.00	$979.50	$1,002.93	$1,002.24	$1,002.71	$1,003.17
Expenses Incurred During Period	$1.71	$2.40	$1.93	$1.48	$1.73	$2.42	$1.95	$1.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.85%, 2.60%, 2.09% and 1.60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the 34 days in the period since the Fund’s commencement of operations).

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Fund Spotlight as of 1/31/09 Nuveen Tradewinds Japan Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$18.75	$18.73	$18.74	$18.75
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 1/31/09

A Shares	NAV	Offer
Since Inception	-6.25%	-11.64%

C Shares	NAV
Since Inception	-6.35%

R3 Shares	NAV
Since Inception	-6.30%

I Shares	NAV
Since Inception	-6.25%
Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	3.15%	-2.78%

C Shares	NAV
Since Inception	3.15%

R3 Shares	NAV
Since Inception	3.15%

I Shares	NAV
Since Inception	3.15%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$3,775
Number of Common Stocks	41

Top Five Common Stock Holdings[1]
Mabuchi Motor Company Limited	3.5%
Coca Cola West Holdings Company	3.2%
Mitsui Sumitomo Insurance Company Limited	3.1%
Futaba Corporation	3.1%
Nippon Oil Corporation	3.1%

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	1.51%	1.50%	12/29/08
Class C	2.26%	2.25%	12/29/08
Class R3	1.76%	1.75%	12/29/08
Class I	1.26%	1.25%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

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Fund Spotlight as of 1/31/09 Nuveen Tradewinds Japan Fund

Industries[1]
Electronic Equipment & Instruments	9.0%
Leisure Equipment & Products	7.1%
Commercial Services & Supplies	6.7%
Pharmaceuticals	6.1%
Construction & Engineering	5.7%
Beverages	5.1%
Electrical Equipment	5.1%
Household Durables	4.6%
Commercial Banks	4.2%
Insurance	3.1%
Oil, Gas & Consumable Fuels	3.1%
Textiles, Apparel & Luxury Goods	3.1%
Health Care Equipment & Supplies	3.0%
Food & Staples Retailing	2.9%
Building Products	2.9%
Wireless Telecommunication Services	2.7%
Diversified Telecommunication Services	2.7%
Personal Products	2.7%
Household Products	2.6%
Short-Term Investments	3.5%
Other	14.1%

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 34 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$937.50	$936.50	$937.00	$937.50	$1,003.26	$1,002.56	$1,003.03	$1,003.49
Expenses Incurred During Period	$1.35	$2.03	$1.58	$1.13	$1.40	$2.10	$1.63	$1.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25%, 1.75% and 1.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the 34 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 8

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 87.6%

	Automobiles – 1.8%

4,700	Tata Motors Limited, ADR	$18,988
	Commercial Banks – 7.2%

7,365	Bank Hapoalim BM, (2)	13,717

9,935	Bank Leumi le-Israel BM	18,723

1,720	ICICI Bank Limited, ADR	28,346

27,900	Metropolitan Bank & Trust Company	13,322
	Total Commercial Banks	74,108

	Diversified Telecommunication Services – 3.6%

985	Chunghwa Telecom Co., Ltd., Sponsored ADR	14,814

8,550	Telecom Egypt SAE	22,425
	Total Diversified Telecommunication Services	37,239

	Electric Utilities – 7.4%

1,445	Centrais Electricas Brasileiras S.A., ADR	15,014

1,785	Centrais Electricas Brasileiras S.A., ADR, (2)	19,956

855	Huaneng Power International, Inc., Sponsored ADR	24,385

1,725	Korea Electric Power Corporation, Sponsored ADR	17,147
	Total Electric Utilities	76,502

	Food Products – 7.2%

3,430	Cresud S.A., ADR	26,274

18,885	Gruma S.A.B de C.V, (2)	8,176

2,585	Industrias Bachoco S.A.B. de C.V. ADR	34,898

34,000	Universal Robina Corporation	5,060
	Total Food Products	74,408

	Metals & Mining – 22.6%

1,585	AngloGold Ashanti Limited, Sponsored ADR	45,473

6,425	First Uranium Corporation, (2)	23,578

14,890	Geovic Mining Corporation, (2)	8,257

3,260	Gold Fields Limited Sponsored ADR	34,263

1,000	Impala Platinum Holdings Limited	11,446

990	Industrias Penoles, S.A.B. de C.V.	8,889

11,860	Ivanhoe Mines Ltd., (2)	32,022

20,930	Lihir Gold Limited, (2)	41,530

790	Lonmin PLC	9,810

16,805	Mineral Deposits Limited, (2)	6,872

500	Silver Standard Resources, Inc., (2)	9,965
	Total Metals & Mining	232,105

	Oil, Gas & Consumable Fuels – 16.0%

1,700	Addax Petroleum Company	27,172

5,710	Petrobras Energia Participaciones S.A., ADR	38,827

30,000	PetroChina Company Limited	22,145

275	PetroChina Company Limited, Sponsored ADR	20,287

2,605	Petroleo Brasileiro, Sponsored ADR	56,423
	Total Oil, Gas & Consumable Fuels	164,854

9

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2009

Shares	Description (1)				Value

	Paper & Forest Products – 1.8%

7,100	Mondi Plc				$18,718
	Pharmaceuticals – 5.7%

4,050	Doctor Reddy’s Laboratories Limited, Sponsored ADR				36,652

94,000	United Laboratories International Holdings Ltd.				21,709
	Total Pharmaceuticals				58,361

	Water Utilities – 3.3%

1,540	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)				33,387
	Wireless Telecommunication Services – 11.0%

2,850	China Unicom Limited, ADR				26,192

1,400	NII Holdings, Inc., Class B, (2)				27,160

1,125	SK Telecom Company Limited, ADR				18,394

765	TIM Participacoes S.A., ADR				10,764

2,310	Turkcell Iletisim Hizmetleri A.S., ADR				30,423
	Total Wireless Telecommunication Services				112,933

	Total Common Stocks (cost $921,376)				901,603

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.5%

	Wireless Telecommunication Services – 0.5%

$ 8	NII Holdings, Inc.	3.125%	6/15/12	N/A	$5,370
$ 8	Total Convertible Bonds (cost $5,418)				5,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 3.9%

	Electric Utilities – 1.0%

$ 22	Empresa Distribuidora y Comercializadora Norte S.A.	10.500%	10/09/17	B2	$10,340
	Food Products – 1.1%

14	Chaoda Modern Agriculture (Holdings) Ltd.	7.750%	2/08/10	BB–	11,235
	Oil, Gas & Consumable Fuels – 1.8%

23	Gazprom International S.A.	7.201%	2/01/20	BBB+	18,821
$ 59	Total Corporate Bonds (cost $40,052)				40,396
	Total Investments (cost $966,846) – 92.0%				947,369

	Other Assets Less Liabilities – 8.0%				81,879

	Net Assets – 100%				$1,029,248

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/A	Not applicable/not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

10

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.8%

	Beverages – 5.2%

5,800	Coca Cola West Holdings Company	$119,410

6,000	Kirin Brewery Company Limited	75,253
	Total Beverages	194,663

	Building Products – 2.9%

8,100	JS Group Corporation	107,983
	Commercial Banks – 4.2%

11,000	77 Bank Limited	55,212

21,000	Sumitomo Trust & Banking Company	102,972
	Total Commercial Banks	158,184

	Commercial Services & Supplies – 6.7%

9,000	Dai Nippon Printing Co., Ltd.	87,865

1,700	Secom Company	71,385

14,000	Toppan Printing Company Limited	94,272
	Total Commercial Services & Supplies	253,522

	Construction & Engineering – 5.7%

8,000	JGC Corporation	113,032

22,000	Obayashi Corporation	103,422
	Total Construction & Engineering	216,454

	Construction Materials – 1.6%

30,000	Sumitomo Osaka Cement Company, Limited	59,845
	Consumer Finance – 2.6%

2,100	Promise Company Limited	38,542

8,280	Takefuji Corporation	58,473
	Total Consumer Finance	97,015

	Containers & Packaging – 1.5%

3,700	Toyo Seikan Kaisha	54,844
	Diversified Telecommunication Services – 2.7%

4,191	Nippon Telegraph and Telephone Corporation	100,877
	Electrical Equipment – 5.1%

8,600	Futaba Corporation	118,053

2,000	TDK Corporation	75,095
	Total Electrical Equipment	193,148

	Electronic Equipment & Instruments – 9.0%

1,500	Kyocera Corporation	96,294

3,500	Mabuchi Motor Company Limited	131,331

9,461	Panasonic Corporation	113,343
	Total Electronic Equipment & Instruments	340,968

	Food & Staples Retailing – 2.9%

4,100	Seven & I Holdings	109,334
	Food Products – 2.0%

6,000	Nippon Meat Packers, Inc.	75,597

11

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.0%

8,900	Paramount Bed Company Limited	$112,238
	Household Durables – 4.6%

11,000	Daiwa House Industry Company Limited	98,424

9,000	Sekisui House, Ltd., DD	75,592
	Total Household Durables	174,016

	Household Products – 2.6%

4,000	KAO Corporation	97,150
	Insurance – 3.1%

4,600	Mitsui Sumitomo Insurance Company Limited	119,232
	Leisure Equipment & Products – 7.1%

5,123	FujiFilm Holdings Corporation, ADR	111,169

1,200	Sankyo Company Ltd	57,553

8,000	Sega Sammy Holdings, Inc.	101,221
	Total Leisure Equipment & Products	269,943

	Media – 2.5%

1,260	Hakuhodo DY Holdings, Inc.	56,328

30	TV Asahi Corporation	37,764
	Total Media	94,092

	Oil, Gas & Consumable Fuels – 3.1%

27,000	Nippon Oil Corporation	117,324
	Personal Products – 2.7%

6,000	Shiseido Company, Limited	100,873
	Pharmaceuticals – 6.1%

2,000	Astellas Pharma, Inc.	75,725

3,600	Daiichi Sankyo Company Limited	80,834

1,400	Ono Pharmaceutical Company Limited	73,825
	Total Pharmaceuticals	230,384

	Semiconductors & Equipment – 2.5%

1,900	Rohm Company Limited	94,364
	Textiles, Apparel & Luxury Goods – 3.1%

9,000	Wacoal Holdings Corporation	117,271
	Trading Cos & Distributors – 1.6%

6,000	Mitsui & Company Limited	62,610
	Wireless Telecommunication Services – 2.7%

5,980	NTT DoCoMo, Inc.	102,975
	Total Common Stocks (cost $3,883,941)	3,654,906

12

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 3.5%

$132	Repurchase Agreement with State Street Bank, dated 1/30/09, repurchase price $131,718, collateralized by $135,000 U.S. Treasury Bills, 0.000%, due 7/16/09, value $134,811	0.050%	2/02/09	$131,717
	Total Short-Term Investments (cost $131,717)			131,717

	Total Investments (cost $4,015,658) – 100.3%			3,786,623

	Other Assets Less Liabilities – (0.3)%			(11,915)

	Net Assets – 100%			$3,774,708

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

DD	Portion of investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

13

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

	Tradewinds Emerging Markets	Tradewinds Japan
Assets
Investments, at value (cost $966,846 and $4,015,658 respectively)	$947,369	$3,786,623
Cash	33,994	—
Receivables:
Dividends	533	1,014
From Advisor	2,124	—
Interest	2,084	—
Investments sold	8,145	—
Shares sold	50,000	—
Other assets	—	—
Total assets	1,044,249	3,787,637
Liabilities
Payable for investments purchased	10,814	8,444
Accrued expenses:
Management fees	—	97
12b-1 distribution and service fees	371	362
Other	3,816	4,026
Total liabilities	15,001	12,929
Net assets	$1,029,248	$3,774,708
Class A Shares
Net assets	$244,854	$234,323
Shares outstanding	12,500	12,500
Net asset value per share	$19.59	$18.75
Offering price per share (net asset value per share plus maximum sales charge of 5.75%, of offering price)	$20.78	$19.89
Class C Shares
Net assets	$244,684	$234,158
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$19.57	$18.73
Class R3 Shares
Net assets	$244,798	$234,268
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$19.58	$18.74
Class I Shares
Net assets	$294,912	$3,071,959
Shares outstanding	15,052	163,838
Net asset value and offering price per share	$19.59	$18.75

Net Assets Consist of:
Capital paid-in	$1,050,000	$4,000,000
Undistributed net investment income (loss)	(788)	(3,504)
Accumulated net realized gain (loss) from investments and foreign currency	(493)	7,158
Net unrealized appreciation (depreciation) of investments and foreign currency	(19,471)	(228,946)
Net assets	$1,029,248	$3,774,708

See accompanying notes to financial statements.

14

Statement of Operations (Unaudited)

For the Period December 29, 2008 (commencement of operations) through January 31, 2009

	Tradewinds Emerging Markets	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $0 and $76, respectively)	$550	$1,005
Interest	557	21
Total investment income	1,107	1,026
Expenses
Management fees	1,153	3,272
12b-1 service fees – Class A	58	57
12b-1 distribution and service fees – Class C	233	227
12b-1 distribution and service fees – Class R3	116	114
Shareholders’ servicing agent fees and expenses	153	537
Custodian’s fees and expenses	729	489
Trustees’ fees and expenses	2	9
Professional fees	1,551	1,575
Shareholders’ reports – printing and mailing expenses	1,276	1,285
Federal and state registration fees	99	115
Other expenses	6	19
Total expenses before custodian fee credit and expense reimbursement	5,376	7,699
Custodian fee credit	—	—
Expense reimbursement	(3,481)	(3,169)
Net expenses	1,895	4,530
Net investment income (loss)	(788)	(3,504)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(493)	7,158
Net unrealized appreciation (depreciation) of investments and foreign currency	(19,471)	(228,946)
Net realized and unrealized gain (loss)	(19,964)	(221,788)
Net increase (decrease) in net assets from operations	$(20,752)	$(225,292)

See accompanying notes to financial statements.

15

Statement of Changes in Net Assets (Unaudited)

For the Period December 29, 2008 (commencement of operations) through January 31, 2009

	Tradewinds Emerging Markets	Tradewinds Japan
Operations
Net investment income (loss)	$(788)	$(3,504)
Net realized gain (loss) from investments and foreign currency	(493)	7,158
Net unrealized appreciation (depreciation) of investments and foreign currency	(19,471)	(228,946)
Net increase (decrease) in net assets from operations	(20,752)	(225,292)
Fund Share Transactions
Proceeds from sale of shares	1,050,000	4,000,000
Net increase (decrease) in net assets from Fund share transactions	1,050,000	4,000,000
Net increase (decrease) in net assets	1,029,248	3,774,708
Net assets at the beginning of period	—	—
Net assets at the end of period	$1,029,248	$3,774,708
Undistributed net investment income (loss) at the end of period	$(788)	$(3,504)

16

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Tradewinds Emerging Markets ordinarily invests at least 80% of its net assets in securities of emerging market issuers in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities but may also invest up to 20% of its net assets in debt and other fixed-income securities of emerging markets issuers.

Tradewinds Japan ordinarily invests at least 80% of it net assets in equity securities issued by companied listed or domiciled in Japan in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At January 31, 2009, Tradewinds Japan had outstanding delayed delivery purchase commitments of $8,522. There were no such outstanding purchase commitments in Tradewinds Emerging Markets.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales

17

Notes to Financial Statements (Unaudited) (continued)

charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from investments and foreign currency” and “Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 29, 2008 (commencement of operations) through January 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

18

2. Fair Value Measurements

In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2009:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments	$750,990	$196,379	$—	$947,369

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments	$560,082	$3,226,541	$—	$3,786,623

3. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets		Tradewinds Japan
	For the Period 12/29/08 (commencement of operations) through 1/31/09		For the Period 12/29/08 (commencement of operations) through 1/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,500	$250,000	12,500	$250,000
Class C	12,500	250,000	12,500	250,000
Class R3	12,500	250,000	12,500	250,000
Class I	15,052	300,000	163,838	3,250,000
Total	52,552	$1,050,000	201,338	$4,000,000

4. Investment Transactions

Purchases and sales (excluding short-term investments) for the period December 29, 2008 (commencement of operations) through January 31, 2009, were as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Purchases	$1,000,701	$3,980,329
Sales	34,792	92,539

19

Notes to Financial Statements (Unaudited) (continued)

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At January 31, 2009, the cost of investments was as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Cost of investments	$966,846	$4,015,658

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Gross unrealized:
Appreciation	$42,347	$44,631
Depreciation	(61,824)	(273,666)
Net unrealized appreciation (depreciation) of investments	$(19,477)	$(229,035)

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Tradewinds Emerging Markets	Tradewinds Japan
For the first $125 million	1.0400%	.7900%
For the next $125 million	1.0225	.7725
For the next $250 million	1.0150	.7650
For the next $500 million	1.0025	.7525
For the next $1 billion	.9900	.7400
For net assets over $2 billion	.9750	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

20

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the amount of average daily net assets of any class of Fund shares for the time periods stated in the following table.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2011	1.85%
Tradewinds Japan	1.25	November 30, 2011	1.50

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned shares of each Fund as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Class A	12,500	12,500
Class C	12,500	12,500
Class R3	12,500	12,500
Class I	12,500	137,500

During the period December 29, 2008 (commencement of operations) through January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items. As the Trust was established prior to November 15, 2008, each Fund in the Trust will include SFAS No. 161 disclosures in the Trust’s interim report filed with the SEC as of July 31, 2009.

21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TRADEWINDS EMERGING MARKETS											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2009(e)	$20.00	$(.01)	$(.40)	$(.41)	$—	$—	$—	$19.59	(2.05)%	$245	5.60	%*	(4.41	)%*	1.85	%*	(.66	)%*	1.85	%*	(.66	)%*	4%
Class C (12/08)
2009(e)	20.00	(.03)	(.40)	(.43)	—	—	—	19.57	(2.15)	245	6.35	*	(5.15	)*	2.60	*	(1.41	)*	2.60	*	(1.41	)*	4
Class R3 (12/08)
2009(e)	20.00	(.02)	(.40)	(.42)	—	—	—	19.58	(2.10)	245	5.84	*	(4.65	)*	2.09	*	(.90	)*	2.09	*	(.90	)*	4
Class I (12/08)
2009(e)	20.00	(.01)	(.40)	(.41)	—	—	—	19.59	(2.05)	295	5.34	*	(4.15	)*	1.60	*	(.41	)*	1.60	*	(.41	)*	4

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through January 31, 2009.

See accompanying notes to financial statements.

22

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TRADEWINDS JAPAN											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2009(e)	$20.00	$(.02)	$(1.23)	$(1.25)	$—	$—	$—	$18.75	(6.25)%	$234	2.46	%*	(2.18	)%*	1.50	%*	(1.22	)%*	1.50	%*	(1.22	)%*	3%
Class C (12/08)
2009(e)	20.00	(.04)	(1.23)	(1.27)	—	—	—	18.73	(6.35)	234	3.21	*	(2.93	)*	2.25	*	(1.97	)*	2.25	*	(1.97	)*	3
Class R3 (12/08)
2009(e)	20.00	(.03)	(1.23)	(1.26)	—	—	—	18.74	(6.30)	234	2.71	*	(2.43	)*	1.75	*	(1.47	)*	1.75	*	(1.47	)*	3
Class I (12/08)
2009(e)	20.00	(.02)	(1.23)	(1.25)	—	—	—	18.75	(6.25)	3,072	2.21	*	(1.89	)*	1.25	*	(.93	)*	1.25	*	(.93	)*	3
*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through January 31, 2009.

See accompanying notes to financial statements.

23

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Funds (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on November 19, 2008, (the “Meeting”), was asked to approve the advisory arrangements on behalf of each Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), unanimously approved the respective investment management agreement (each, an “Investment Management Agreement”) between each Fund and Nuveen Asset Management (“NAM”) and the respective investment sub-advisory agreement (each, a “Sub-Advisory Agreement”) between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”), on behalf of each Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the respective Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the respective Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the respective Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for each Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreements and Sub-Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, NAM and its affiliates will provide the Funds with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

24

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that each Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to each Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

Each Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information relevant to the respective investment strategy anticipated to be used by each Fund. In this regard, with respect to the strategy anticipated to be used by the Nuveen Tradewinds Emerging Markets Fund, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from August 2008 to October 2008 and annualized return information for the period from June 2008 to October 2008. With respect to the strategy anticipated to be used by the Nuveen Tradewinds Japan Fund, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from March 2008 to October 2008 and annualized return information for the period from January 2008 to October 2008.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that a Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the respective Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Funds) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Funds) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen

25

Annual Investment Management Agreement Approval Process (continued)

for the quarter ending June 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expected expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Funds, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Funds.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the respective Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Funds’ principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute a Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the respective Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Funds and that the Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

26

Notes

27

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

28

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

29

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-TWJEM-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds Global All-Cap Plus Fund

NOW YOU CAN RECEIVE YOUR

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. They highlight the manager’s pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Tradewinds Global All-Cap Plus Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion portfolio manager Dave Iben offers his thoughts on the performance of the Fund during the period since inception through January 31, 2009. Dave is the Chief Investment Officer of Tradewinds.

How did the Fund perform during the period since inception through January 31, 2009?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the period since inception through January 31, 2009. The table also compares the Fund’s performance to appropriate benchmarks. A more detailed account of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the period since inception through January 31, 2009? How did these strategies influence performance?

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Plus Fund outperformed each of its comparative indexes for the period since inception on December 30, 2008, through January 31, 2009. It is important to note since the Fund’s inception, we have been in the initial invest up phase. As a result, the performance reflects an extremely limited timeframe of approximately one month.

The Fund invests in long positions of equity securities in amounts up to 130% of its assets, and shorts other equity securities in amounts up to 30% of its net assets. For this short initial period, the Fund was significantly overweight in the materials sector and underweight in the financials sector versus the benchmark, which contributed to the Fund’s relative outperformance for the period. The Fund’s investments represented exposure to 16 developed and emerging market countries, with Canada and Japan being the two largest non-U.S. country weightings.

The Fund’s short positions overall contributed to relative performance and were paced by a steady decline in Sigma-Aldrich’s share price during the period. The company is a life science and high technology company whose products are used in scientific and genomic research, biotechnology, and pharmaceutical development.

Despite the overall negative performance of the Fund, several long equity positions generated positive returns. Marine Harvest was the Fund’s best performer during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25% global market share and operations in 20 countries. Strong share performance was in part due to strong European salmon prices in 2009. Sprint-Nextel, a provider of wireless and wireline communication products and services, was also one of the largest contributing positions to relative performance for the period. Shares of the company peaked after generally favorable reviews of Palm’s new Pre™ smartphone and the announcement that the product would be launched exclusively by Sprint.

Gold stocks as a group were among the best performers in the top-contributing and overweighted materials sector. Generally, gold companies were aided by strengthening gold prices. Gabriel Resources’ shares increased steadily throughout January on optimism over a favorable court ruling in Bucharest on its Rosia Montana Project in Romania. Barrick Gold, with a portfolio of 27 operating mines, has the largest gold reserves in the industry. The company’s share price reached a six-month high in January after a judicial ruling that its Cortez Hills project in Nevada was allowed to proceed. AngloGold Ashanti Limited and Gold

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Cumulative Total Returns as of 1/31/09

Since inception (12/30/2008)
Nuveen Tradewinds Global All-Cap Plus Fund A Shares at NAV	-2.45%
A Shares at Offer	-8.06%
Lipper Long/Short Equity Funds Index[1]	-3.04%
MSCI ACWI[2]	-3.56%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Fields, South Africa-based gold producing companies with operations and exploration programs around the world, were also among the Fund’s top contributors to relative performance.

Finnish paper products company UPM-Kymmene Corporation was the Fund’s worst performing holding. The market was disappointed when in early January the company set a new dividend policy that may lower the payout to shareholders. In late January the company then issued a profit warning. As an industry leader, we believe that UPM has the financial capacity and asset quality to survive a downturn in an industry that is viable in the long-term.

The Fund’s investments in the information technology sector declined the most versus the benchmark. EBay, Inc., a provider of an online marketplace (eBay), payment system (PayPal), and VOIP calling service (Skype), was one of the worst performers during the period. The stock underperformed after eBay provided guidance that was below previous analyst estimates. The lowered guidance was the result of the difficult retail environment in the U.S. and Western Europe. We continue to see value in the company as it provides a healthy free cash flow yield to equity and still provides solid growth through its Paypal and Skype divisions.

The Fund’s investments in the health care sector were another group that hurt relative performance. Declines in the sector were paced by Sanofi-Aventis, a French pharmaceutical company that develops, manufactures and sells prescription drugs and vaccines globally.

Viacom Incorporated, an entertainment content company that operates principally in the United States and Europe, and owner of MTV, Comedy Central and Nickelodeon, has suffered from a difficult advertising environment posed by the current economy and declines in cable network ratings.

In this volatile investment environment, capital preservation was difficult to achieve. As always, we invest in companies that we understand and believe are mis-priced. Our sector, country and capitalization weightings come as a byproduct of bottom-up analysis driven by our desire to buy quality companies at attractive valuations.

1	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global All-Cap Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.50	$19.49	$19.50	$19.51
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 shares have no sales charge and are available to only certain retirement plans.

Cumulative Total Returns as of 1/31/09
A Shares	NAV	Offer
Since Inception	-2.45%	-8.06%
C Shares	NAV
Since Inception	-2.55%
R3 Shares	NAV
Since Inception	-2.50%
I Shares	NAV
Since Inception	-2.45%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.34%	2.29%	12/30/08
Class C	3.09%	3.04%	12/30/08
Class R3	2.59%	2.54%	12/30/08
Class I	2.09%	2.04%	12/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios elsewhere in this report.

Cumulative Total Returns as of 12/31/08
A Shares	NAV	Offer
Since Inception	1.05%	-4.76%
C Shares	NAV
Since Inception	1.05%
R3 Shares	NAV
Since Inception	1.05%
I Shares	NAV
Since Inception	1.05%

Fund Allocation[1]
Common Stocks	122.4%
Common Stocks Sold Short	(23.5)%
Other[2]	1.1%

Portfolio Statistics
Net Assets ($000)	$975
Number of Common Stocks[3]	71

Top Five Common Stock Holdings[4]
Lihir Gold Limited	5.0%
Newmont Mining Corporation	4.9%
Barrick Gold Corporation	4.8%
Marine Harvest	3.6%
Stolt-Nielsen S.A.	3.1%

1	As a percentage of total net assets as of January 31, 2009. Holdings are subject to change.

2	Other assets less liabilities.

3	Excluding common stocks sold short.

4	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global All-Cap Plus Fund

Country Allocation[1]
United States	33.9%
Japan	10.8%
Canada	10.4%
United Kingdom	7.0%
Australia	6.9%
France	6.1%
Brazil	5.1%
South Africa	4.7%
Other	15.1%

Industries[1]
Metals & Mining	25.4%
Oil, Gas & Consumable Fuels	12.9%
Food Products	8.0%
Diversified Telecommunication Services	5.6%
Electric Utilities	5.2%
Pharmaceuticals	4.7%
Wireless Telecommunication Services	3.3%
Marine	3.1%
Commercial Services & Supplies	2.9%
Energy Equipment & Services	2.4%
Aerospace & Defense	2.3%
Commercial Banks	2.3%
Household Durables	2.1%
Media	2.0%
Paper & Forest Products	2.0%
Capital Markets	1.9%
Other	13.9%

1	As a percentage of total investments, (excluding common stocks sold short) as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 33 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/30/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$975.50	$974.50	$975.00	$975.50	$1,002.40	$1,001.72	$1,002.17	$1,002.62
Expenses Incurred During Period	$2.10	$2.77	$2.32	$1.88	$2.13	$2.81	$2.35	$1.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.35%, 3.10%, 2.60% and 2.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the 33 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 122.4%

	Aerospace & Defense – 2.8%

620	Thales S.A.	$27,433
	Automobiles – 1.2%

2,850	Tata Motors Limited, ADR, (3)	11,514
	Biotechnology – 0.5%

90	Amgen Inc., (2)	4,937
	Capital Markets – 2.4%

1,850	UBS AG, (2),(3)	23,033
	Commercial Banks – 2.8%

1,050	ICICI Bank Limited, ADR, (3)	17,304

2,000	Sumitomo Trust & Banking Company	9,807
	Total Commercial Banks	27,111

	Commercial Services & Supplies – 3.6%

840	Republic Services, Inc., (3)	21,722

2,000	Toppan Printing Company Limited	13,467
	Total Commercial Services & Supplies	35,189

	Construction Materials – 0.6%

3,000	Sumitomo Osaka Cement Company, Limited	5,985
	Containers & Packaging – 0.5%

300	Toyo Seikan Kaisha	4,447
	Diversified Telecommunication Services – 6.9%

950	Nippon Telegraph and Telephone Corporation, ADR	22,867

13,600	Sprint Nextel Corporation, (2),(3)	33,048

11,700	Telecom Italia S.p.A.	11,282
	Total Diversified Telecommunication Services	67,197

	Electric Utilities – 6.3%

400	Ameren Corporation, (3)	13,300

2,500	Centrais Electricas Brasileiras S.A., ADR	25,975

2,265	Korea Electric Power Corporation, Sponsored ADR, (3)	22,514
	Total Electric Utilities	61,789

	Electronic Equipment & Instruments – 1.8%

960	Tech Data Corporation, (2),(3)	17,386
	Energy Equipment & Services – 3.0%

1,140	BJ Services Company, (3)	12,540

535	Technip SA	16,541
	Total Energy Equipment & Services	29,081

	Food & Staples Retailing – 1.1%

1,070	Whole Foods Market, Inc., (3)	10,968
	Food Products – 9.8% (3)

197,100	Marine Harvest, (2)	42,528

1,675	Smithfield Foods, Inc., (2),(3)	19,882

3,800	Tyson Foods, Inc., Class A, (3)	33,630
	Total Food Products	96,040

6

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 0.5%

400	Paramount Bed Company Limited	$5,044
	Household Durables – 2.6%

3,000	Sekisui House, Ltd.	25,197
	Household Products – 1.1%

45	KAO Corporation, Sponsored ADR	10,816
	Internet Software & Services – 2.3%

1,860	eBay Inc., (2)	22,357
	Machinery – 1.9%

850	AGCO Corporation, (2),(3)	18,088
	Marine – 3.8%

3,580	Stolt-Nielsen S.A.	37,562
	Media – 2.5%

60	Hakuhodo DY Holdings Inc.	2,682

4	TV Asahi Corporation	5,035

1,100	Viacom Inc., Class B, (2),(3)	16,225
	Total Media	23,942

	Metals & Mining – 31.0%

1,225	Alcoa Inc., (3)	9,543

2,690	Alumina Limited, Sponsored ADR, (3)	7,747

980	AngloGold Ashanti Limited, Sponsored ADR	28,116

1,515	Barrick Gold Corporation	56,797

285	CONSOL Energy Inc., (3)	7,769

23,700	Eastern Platinum Limited, (2)	7,054

550	Freeport-McMoRan Copper & Gold, Inc., (3)	13,827

4,320	Gabriel Resources, Limited, (2)	10,005

2,700	Gold Fields Limited	28,396

30,100	Lihir Gold Limited, (2)	59,727

27,010	Minara Resources Limited	6,157

5,285	Mineral Deposits Limited, (2)	2,161

3,560	Moto Goldmines, Limited, (2)	6,822

1,475	Newmont Mining Corporation, (3)	58,676
	Total Metals & Mining	302,797

	Oil, Gas & Consumable Fuels – 15.8%

800	Addax Petroleum Corporation	12,787

285	BP PLC, Sponsored ADR, (3)	12,104

1,520	Cameco Corporation	25,110

255	ConocoPhillips, (3)	12,120

840	ERG S.p.A.	9,984

3,000	Nippon Oil Corporation	13,036

890	Peabody Energy Corporation, (3)	22,250

225	Petro-Canada	4,858

115	PetroChina Company Limited, Sponsored ADR, (3)	8,484

790	StatoilHydro ASA, Sponsored ADR	13,612

7

Portfolio of Investments (Unaudited)

January 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

675	Suncor Energy, Inc.	$12,994

395	Tesoro Corporation, (3)	6,806
	Total Oil, Gas & Consumable Fuels	154,145

	Paper & Forest Products – 2.4%

3,275	Mondi Plc	8,634

1,580	UPM-Kymmene Corporation	14,929
	Total Paper & Forest Products	23,563

	Pharmaceuticals – 5.7%

325	AstraZeneca PLC, Sponsored ADR, (3)	12,522

1,005	Sanofi-Aventis, Sponsored ADR	28,311

350	Wyeth, (3)	15,040
	Total Pharmaceuticals	55,873

	Road & Rail – 1.3%

280	Union Pacific Corporation, (3)	12,261
	Semiconductors & Equipment – 1.1%

800	Advantest Corporation	10,801
	Software – 1.8%

1,035	Microsoft Corporation, (3)	17,699
	Water Utilities – 1.2%

540	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2),(3)	11,707
	Wireless Telecommunication Services – 4.1%

800	TIM Participacoes S.A., ADR	11,256

360	Turkcell Iletism Hizmetleri A.S., ADR (3)	4,741

825	Vivo Participacoes S.A., ADR (3)	11,699

660	Vodafone Group PLC, Sponsored ADR, (3)	12,268
	Total Wireless Telecommunication Services	39,964

	Total Investments (cost $1,224,881) – 122.4%	1,193,926

Shares	Description (1)	Value
	Common Stocks Sold Short – (23.5)%

	Chemicals – (1.0)%

(265)	Sigma-Aldrich Corporation	$(9,561)
	Commercial Services & Supplies – (3.1)%

(140)	Strayer Education Inc.	(30,300)
	Diversified Consumer Services – (3.1)%

(245)	ITT Educational Services, Inc., (2)	(29,960)
	Health Care Equipment & Supplies – (3.2)%

(365)	C. R. Bard, Inc.	(31,233)
	Hotels, Restaurants & Leisure – (3.9)%

(650)	McDonald’s Corporation	(37,713)
	Pharmaceuticals – (5.3)%

(940)	Abbott Laboratories	(52,114)

8

Shares	Description (1)	Value

	Specialty Retail – (3.9)%

(290)	AutoZone, Inc., (2)	$(38,538)
	Total Common Stocks Sold Short (proceeds $233,172)	(229,419)

	Other Assets Less Liabilities – 1.1%	10,550

	Net Assets – 100%	$975,057

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	Investment, or portion of investment, segregated as collateral for securities lending.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

9

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

Assets
Investments, at value (cost $1,224,881)	$1,193,926
Cash	7,182
Receivables:
Dividends	719
From Adviser	5,684
Investments sold	31,726
Total assets	1,239,237
Liabilities
Securities sold short, at value (proceeds $233,172)	229,419
Payables:
Dividends on securities sold short	397
Investments purchased	26,448
Accrued expenses:
12b-1 distribution and service fees	370
Other	7,546
Total liabilities	264,180
Net assets	$975,057
Class A Shares
Net assets	$243,805
Shares outstanding	12,500
Net asset value per share	$19.50
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.70
Class C Shares
Net assets	$243,641
Shares outstanding	12,500
Net asset value and offering price per share	$19.49
Class R3 Shares
Net assets	$243,751
Shares outstanding	12,500
Net asset value and offering price per share	$19.50
Class I Shares
Net assets	$243,860
Shares outstanding	12,500
Net asset value and offering price per share	$19.51

Net Assets Consist of:
Capital paid-in	$1,000,000
Undistributed net investment income (loss)	(1,561)
Accumulated net realized gain (loss) from investments, securities sold short and foreign currency	3,824
Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	(27,206)
Net assets	$975,057

See accompanying notes to financial statements.

10

Statement of Operations (Unaudited)

For the Period December 30, 2008 (commencement of operations) through January 31, 2009

Dividends and Interest Income	$725
Expenses
Management fees	1,127
12b-1 service fees – Class A	56
12b-1 distribution and service fees – Class C	225
12b-1 distribution and service fees – Class R3	113
Dividend expense on securities sold short	397
Shareholders’ servicing agent fees and expenses	149
Custodian’s fees and expenses	427
Enhanced custody expense	52
Trustees’ fees and expenses	2
Professional fees	1,588
Shareholders’ reports – printing and mailing expenses	5,227
Federal and state registration fees	96
Other expenses	4
Total expenses before expense reimbursement	9,463
Expense reimbursement	(7,177)
Net expenses	2,286
Net investment income (loss)	(1,561)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments, securities sold short and foreign currency	3,824
Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	(27,206)
Net realized and unrealized gain (loss)	(23,382)
Net increase (decrease) in net assets from operations	$(24,943)

See accompanying notes to financial statements.

11

Statement of Changes in Net Assets (Unaudited)

For the Period December 30, 2008 (commencement of operations) through January 31, 2009

Operations
Net investment income (loss)	$(1,561)
Net realized gain (loss) from investments, securities sold short and foreign currency	3,824
Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	(27,206)
Net increase (decrease) in net assets from operations	(24,943)
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	975,057
Net assets at the beginning of period	—
Net assets at the end of period	$975,057
Undistributed net investment income (loss) at the end of period	$(1,561)

See accompanying notes to financial statements.

12

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global All-Cap Plus Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform.

The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date, or for foreign securities when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

13

Notes to Financial Statements (Unaudited) (continued)

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments, securities sold short and foreign currency” and “Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 30, 2008 (commencement of operations) through January 31, 2009.

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio or from borrowing from the Fund’s custodian. Proceeds from selling short are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains or losses are included in “Net unrealized appreciation (depreciation) of investments and securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowing of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

14

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of January 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments	$822,274	$371,652	$—	$1,193,926
Securities sold short	(229,419)	—	—	(229,419)
Total	$592,855	$371,652	$—	$964,507

3. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/30/08 (commencement of operations) through 1/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

4. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the period December 30, 2008 (commencement of operations) through January 31, 2009, aggregated $1,234,824 and $244,525, respectively.

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

15

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2009, the cost of investments (excluding proceeds received on securities sold short) was $1,224,881.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received or securities sold short) at January 31, 2009, were as follows:

Gross unrealized:
Appreciation	$45,073
Depreciation	(76,028)
Net unrealized appreciation (depreciation) of investments	$(30,955)

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	1.0500%
For the next $125 million	1.0325
For the next $250 million	1.0250
For the next $500 million	1.0125
For the next $1 billion	1.0000
For net assets over $2 billion	.9850

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed 1.60% (1.85% after November 30, 2011) of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

16

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned all shares of each class of the Fund.

During the period December 30, 2008 (commencement of operations) through January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items. As the Trust was established prior to November 15, 2008, each Fund in the Trust will include SFAS No. 161 disclosures in the Trust’s interim report filed with the SEC as of July 31, 2009.

17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2009(f)	$20.00	$(.03)	$(.47)	$(.50)	$—	$—	$—	$19.50	(2.45)%	$244	10.31	%*	(9.51	)%*	2.35	%*	(1.54	)%*	2.35	%*	(1.54	)%*	30%
Class C (12/08)
2009(f)	20.00	(.04)	(.47)	(.51)	—	—	—	19.49	(2.55)	244	11.06	*	(10.25	)*	3.10	*	(2.29	)*	3.10	*	(2.29	)*	30
Class R3 (12/08)
2009(f)	20.00	(.03)	(.47)	(.50)	—	—	—	19.50	(2.50)	244	10.56	*	(9.75	)*	2.60	*	(1.79	)*	2.60	*	(1.79	)*	30
Class I (12/08)
2009(f)	20.00	(.02)	(.47)	(.49)	—	—	—	19.51	(2.45)	244	10.07	*	(9.26	)*	2.10	*	(1.30	)*	2.10	*	(1.30	)*	30

*	Annualized.
(a)	Per share Net Investment Income (loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense and expenses and extraordinary expenses), where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2009(f)	.44%*	.06%*
(f)	For the period December 30, 2008 (commencement of operations) through January 31, 2009.

See accompanying notes to financial statements.

18

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on November 19, 2008, (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), unanimously approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreement and Sub-Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

19

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information relevant to the investment strategy anticipated to be used by the Fund. In this regard, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from September 2007 to October 2008 and annualized return information for the period from July 2007 to October 2008.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending June 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Fund, if any. See

20

Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Fund’s principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

21

Notes

22

Notes

23

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

24

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

25

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-ACAP2-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara EcoLogic Equity Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. They highlight the manager’s pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Santa Barbara EcoLogic Equity Fund features management by Santa Barbara Asset Management (Santa Barbara). Santa Barbara is an affiliate of Nuveen Investments, Inc. We recently spoke with Britton Smith, CFA about the key investment strategies and performance of the Fund for the period from inception through January 31, 2009.

How did the Fund perform during the period from inception through January 31, 2009?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the period from inception through January 31, 2009. The table also compares the Fund’s performance to appropriate benchmarks.

What strategies were used to manage the Fund during the period since inception through January 31, 2009? How did these strategies influence performance?

Class A Shares at net asset value for the Nuveen Santa Barbara EcoLogic Equity Fund outperformed both of its comparative indexes for the one-month period from its inception on December 29, 2008, through January 31, 2009. Most of this period was used for the initial investment of the Fund’s assets.

The Nuveen Santa Barbara EcoLogic Equity Fund seeks to invest in companies that represent investment ideas infused with a unique ecological perspective. Our strategy generally leads us to companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets.

We employ disciplined, rigorous fundamental research combined with an objective, proprietary EcoFilter. This proprietary EcoFilter is a positive screen, focusing on environmental and climate change practices.

The EcoFilter scores candidates using a proprietary algorithm. Companies are then ranked relative to their industry peers, selecting for environmental and climate change practices industry leaders.

The outcome of the EcoLogic Equity investment process is an actively managed diversified, large capitalization equity portfolio that we believe can provide investors with above-market long-term returns while managing risk throughout various business and market cycles.

In the short period since the Fund’s inception, we have been in the initial invest up phase. As a result, the performance reflects an extremely limited time frame. During the roughly one month period, the Fund’s relative underweight in the energy sector and relative overweight in industrials contributed to our outperformance of the benchmark.

Among the individual holdings that helped performances, Becton Dickinson, a medical supplies company, beat earnings expectations and guided future EPS growth to a higher range than consensus. Also contributing was Abbott Laboratories, which was rewarded for the defensive nature of their business, as well as IBM, which beat earnings expectations and guided future EPS growth to a higher range than consensus.

Our stock selection in the financial service sector negatively impacted performance. In particular, the supplemental insurance company Aflac hurt the Fund’s return. The value of Aflac’s investment portfolio came into question during the recent financial market turmoil. Also detracting from the Fund’s performance were our holdings in Burlington Northern Railroad and Essilor International. The ongoing recession has led to decreases in cargo volume for Burlington Northern, while Essilor, a manufacturer of lenses, also experienced a slowdown due to the recession.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Cumulative Total Returns as of 1/31/09

Since inception 12/29/2008
Nuveen Santa Barbara EcoLogic Equity Fund A Shares at NAV A Shares at Offer	-1.65% -7.30%
Lipper Large-Cap Core Funds Index[1]	-4.13%
S&P 500 Index[2]	-4.84%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara EcoLogic Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.67	$19.66	$19.67	$19.67
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 1/31/09

A Shares	NAV	Offer
Since Inception	-1.65%	-7.30%

C Shares	NAV
Since Inception	-1.70%

R3 Shares	NAV
Since Inception	-1.65%

I Shares	NAV
Since Inception	-1.65%
Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	4.40%	-1.60%

C Shares	NAV
Since Inception	4.35%

R3 Shares	NAV
Since Inception	4.40%

I Shares	NAV
Since Inception	4.40%

Top Five Common Stock Holdings[1]
Abbott Laboratories	4.5%
Waste Management, Inc.	4.1%
Burlington Northern Santa Fe Corporation	4.0%
Becton, Dickinson & Company	4.0%
Raytheon Company	3.9%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$983
Number of Common Stocks[1]	34

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.36%	1.25%	12/29/08
Class C	2.11%	2.00%	12/29/08
Class R3	1.61%	1.50%	12/29/08
Class I	1.11%	1.00%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara EcoLogic Equity Fund

Industries[1]
Beverages	9.7%
Road & Rail	7.1%
Pharmaceuticals	6.6%
Oil, Gas & Consumable Fuels	6.4%
Electric Utilities	6.3%
Health Care Equipment & Supplies	6.1%
Aerospace & Defense	6.0%
Machinery	5.7%
Computers & Peripherals	5.4%
Semiconductors & Equipment	5.3%
Commercial Services & Supplies	4.1%
Chemicals	3.4%
Household Products	3.3%
Textiles, Apparel & Luxury Goods	3.2%
Communications Equipment	3.2%
Health Care Providers & Services	3.0%
Electrical Equipment	2.9%
Diversified Telecommunication Services	2.6%
Hotels, Restaurants & Leisure	2.5%
IT Services	2.2%
Household Durables	2.0%
Office Electronics	1.7%
Insurance	1.3%
1	As a percentage of total investments as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 34 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$983.50	$983.00	$983.50	$983.50	$1,003.49	$1,002.79	$1,003.26	$1,003.73
Expenses Incurred During Period	$1.15	$1.85	$1.39	$0.92	$1.17	$1.87	$1.40	$0.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 1.50% and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the 34 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara EcoLogic Equity Fund

January 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 93.1%

	Aerospace & Defense – 5.5%

700	Raytheon Company	$35,434

400	United Technologies Corporation	19,196
	Total Aerospace & Defense	54,630

	Beverages – 9.1%

750	Coca-Cola Company	32,040

500	Diageo PLC, Sponsored ADR	27,170

600	PepsiCo, Inc.	30,138
	Total Beverages	89,348

	Chemicals – 3.2%

500	Praxair, Inc.	31,130
	Commercial Services & Supplies – 3.8%

1,200	Waste Management, Inc.	37,428
	Communications Equipment – 3.0%

850	QUALCOMM, Inc.	29,368
	Computers & Peripherals – 5.1%

350	International Business Machines Corporation (IBM)	32,078

750	Lexmark International, Inc., Class A, (2)	17,760
	Total Computers & Peripherals	49,838

	Diversified Telecommunication Services – 2.4%

950	AT&T, Inc.	23,389
	Electric Utilities – 5.9%

500	Exelon Corporation	27,110

600	FPL Group, Inc.	30,930
	Total Electric Utilities	58,040

	Electrical Equipment – 2.6%

800	Emerson Electric Company	26,160
	Health Care Equipment & Supplies – 5.6%

500	Becton, Dickinson and Company	36,335

1,000	Essilor International SA	19,146
	Total Health Care Equipment & Supplies	55,481

	Health Care Providers & Services – 2.7%

550	Quest Diagnostics Incorporated	27,143
	Hotels, Restaurants & Leisure – 2.4%

400	McDonald’s Corporation	23,208
	Household Durables – 1.9%

600	Stanley Works	18,756
	Household Products – 3.0%

550	Procter & Gamble Company	29,975
	Insurance – 1.2%

500	AFLAC Incorporated	11,605
	IT Services – 2.1%

650	Accenture Limited	20,514

6

Shares	Description (1)	Value
	Machinery – 5.3%

650	Deere & Company	$22,581

650	ITT Industries, Inc.	29,432
	Total Machinery	52,013

	Office Electronics – 1.6%

2,400	Xerox Corporation	15,936
	Oil, Gas & Consumable Fuels – 5.9%

400	Apache Corporation	30,000

400	Chevron Corporation	28,208
	Total Oil, Gas & Consumable Fuels	58,208

	Pharmaceuticals – 6.2%

750	Abbott Laboratories	41,577

500	Allergan, Inc.	19,060
	Total Pharmaceuticals	60,637

	Road & Rail – 6.6%

550	Burlington Northern Santa Fe Corporation	36,438

650	Union Pacific Corporation	28,464
	Total Road & Rail	64,902

	Semiconductors & Equipment – 5.0%

1,250	Analog Devices, Inc.	24,975

1,850	Intel Corporation	23,865
	Total Semiconductors & Equipment	48,840

	Textiles, Apparel & Luxury Goods – 3.0%

650	Nike, Inc., Class B	29,413
	Total Investments (cost $932,458) – 93.1%	915,962

	Other Assets Less Liabilities – 6.9%	67,369

	Net Assets – 100%	$983,331

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

7

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

Assets
Investments, at value (cost $932,458)	$915,962
Cash	68,344
Receivables:
Dividends	940
From Adviser	6,048
Total assets	991,294
Liabilities
Accrued expenses:
12b-1 distribution and service fees	379
Other	7,584
Total liabilities	7,963
Net assets	$983,331
Class A Shares
Net assets	$245,875
Shares outstanding	12,500
Net asset value per share	$19.67
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.87
Class C Shares
Net assets	$245,704
Shares outstanding	12,500
Net asset value and offering price per share	$19.66
Class R3 Shares
Net assets	$245,819
Shares outstanding	12,500
Net asset value and offering price per share	$19.67
Class I Shares
Net assets	$245,933
Shares outstanding	12,500
Net asset value and offering price per share	$19.67

Net Assets Consist of:
Capital paid-in	$1,000,000
Undistributed net investment income (loss)	(173)
Accumulated net realized gain (loss) from investments	—
Net unrealized appreciation (depreciation) of investments and securities sold short	(16,496)
Net assets	$983,331

See accompanying notes to financial statements.

8

Statement of Operations (Unaudited)

For the Period December 29, 2008 (commencement of operations) through January 31, 2009

Dividend and Interest Income	$1,191
Expenses
Management fees	759
12b-1 service fees – Class A	59
12b-1 distribution and service fees – Class C	237
12b-1 distribution and service fees – Class R3	119
Shareholders’ servicing agent fees and expenses	153
Custodian’s fees and expenses	517
Trustees’ fees and expenses	2
Professional fees	1,561
Shareholders’ reports – printing and mailing expenses	5,249
Federal and state registration fees	99
Other expenses	2
Total expenses before expense reimbursement	8,757
Expense reimbursement	(7,393)
Net expenses	1,364
Net investment income (loss)	(173)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	—
Net unrealized appreciation (depreciation) of investments	(16,496)
Net realized and unrealized gain (loss)	(16,496)
Net increase (decrease) in net assets from operations	$(16,669)

See accompanying notes to financial statements.

9

Statement of Changes in Net Assets (Unaudited)

For the Period December 29, 2008 (commencement of operations) through January 31, 2009

Operations
Net investment income (loss)	$(173)
Net realized gain (loss) from investments	—
Net unrealized appreciation (depreciation) of investments	(16,496)
Net increase (decrease) in net assets from operations	(16,669)
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	983,331
Net assets at the beginning of period	—
Net assets at the end of period	$983,331
Undistributed net investment income (loss) at the end of period	$(173)

See accompanying notes to financial statements.

10

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara EcoLogic Equity Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund ordinarily invests in a diversified portfolio of equity securities of companies with stronger environmental and climate change practices than their industry peers in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 80% of its net assets in equity securities but may also invest up to 25% of its net assets in non-U.S. equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 29, 2008 (commencement of operations) through January 31, 2009.

11

Notes to Financial Statements (Unaudited) (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of January 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments	$915,962	$—	$—	$915,962

3. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/29/08 (commencement of operations) through 1/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

4. Investment Transactions

Purchases and sales (excluding short-term investments) for the period December 29, 2008 (commencement of operations) through January 31, 2009, aggregated $932,458 and $0, respectively.

12

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At January 31, 2009, the cost of investments was $932,458.

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

Gross unrealized:
Appreciation	$23,548
Depreciation	(40,044)
Net unrealized appreciation (depreciation) of investments	$(16,496)

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.6000%
For the next $125 million	.5825
For the next $250 million	.5750
For the next $500 million	.5625
For the next $1 billion	.5500
For net assets over $2 billion	.5350

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% (1.25% after November 30, 2011) of the average daily net assets of any class of Fund shares.

13

Notes to Financial Statements (Unaudited) (continued)

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned all shares of each Class of the Fund.

During the period December 29, 2008 (commencement of operations) through January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items. As the Trust was established prior to November 15, 2008, each Fund in the Trust will include SFAS No. 161 disclosures in the Trust’s interim report filed with the SEC as of July 31, 2009.

14

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2008(e)	$20.00	$—	***	$(.33)	$(.33)	$—	$—	$—	$19.67	(1.65)%	$246	9.04	%*	(7.78	)%*	1.25	%*	—	%**	1.25	%*	—	%**	—%
Class C (12/08)
2008(e)	20.00	(.01)		(.33)	(.34)	—	—	—	19.66	(1.70)	246	9.79	*	(8.54	)*	2.00	*	(.75	)*	2.00	*	.75	*	—
Class R3 (12/08)
2008(e)	20.00	—	***	(.33)	(.33)	—	—	—	19.67	(1.65)	246	9.29	*	(8.03	)*	1.50	*	(.24	)*	1.50	*	(.24	)*	—
Class I (12/08)
2008(e)	20.00	—	***	(.33)	(.33)	—	—	—	19.67	(1.65)	246	8.79	*	(7.53	)*	1.00	*	.26	*	1.00	*	.26	*	—

*	Annualized.
**	Annualized and rounds to less than .01%.
***	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through January 31, 2008.

See accompanying notes to financial statements.

15

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on November 19, 2008, (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), unanimously approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Santa Barbara Asset Management (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreement and Sub-Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

16

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information relevant to the investment strategy anticipated to be used by the Fund. In this regard, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from December 2007 to October 2008 and annualized return information for the period from October 2007 to October 2008.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending June 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the

17

Annual Investment Management Agreement Approval Process (continued)

Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Fund’s principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

18

Notes

19

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

20

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Santa Barbara Asset Management 200 East Carrillo Street Suite 300 Santa Barbara, CA 93101	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

21

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SBECO-0109D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report January 31, 2009	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara Growth Plus Fund

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long-term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. They highlight the manager’s pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long-term investment goals provides the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Santa Barbara Growth Plus Fund features management by Santa Barbara Asset Management, an affiliate of Nuveen Investments, Inc. We recently spoke with Bryan Goligoski, portfolio manager for the Nuveen Santa Barbara Growth Plus Fund about the key investment strategies and performance of the Fund for the period since inception through January 31, 2009.

How did the Fund perform during the period since inception through January 31, 2009?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the period since inception through January 31, 2009. The table also compares the Fund’s performance to appropriate benchmarks.

What strategies were used to manage the Fund during the period since inception through January 31, 2009? How did these strategies influence performance?

Class A Shares at net asset value for the Nuveen Santa Barbara Growth Plus Fund underperformed both of its comparative indexes for the period since inception on December 30, 2008, through January 31, 2009. It is important to note since the Fund’s inception, we have been in the initial invest–up phase. As a result, the performance reflects an extremely limited time frame. We look forward to providing a more comprehensive look at the Fund’s holdings and returns in the next shareholder report.

The investment objective of Nuveen Santa Barbara Growth Plus Fund is to seek long term capital appreciation and provide returns in excess of the Russell 1000 Growth Index over a full market cycle of 3-5 years. The portfolio follows a series of investment guidelines that incorporate sector and position size limits as well as short sale requirements.

The Nuveen Santa Barbara Growth Plus Fund is similar to the Nuveen Santa Barbara Growth Fund, with a fundamentally based short portfolio overlay. The long positions are based on our Stable Growth model, with the 30% extension derived from our highest conviction positions. The portfolio maintains fundamentally driven short positions equal to 30% of the portfolio that are classified three ways:

1. Paired Trades: Our research on Stable Growth companies reveals competitive advantages over others within an industry. This research helps us match a long position with a short position in two stocks of the same industry. Our long position may benefit as this competitive advantage manifests itself in higher profitability, and ultimately better growth prospects and higher share price. These trends, in turn, may prove unfavorable to the fundamentals and the share price of the short position.

2. Earnings Risk Hedges: While we own Stable Growth companies for the long term, there are periods where earnings risk can lead to near term share price depreciation. The Nuveen Santa Barbara Growth Plus Fund strategy takes short positions in similar companies or companies representing the weak divisions of the position held long. We expect the net result to be an insulation of the Fund’s earnings stream during periods of fundamental weakness.

3. Fundamental Short Sales: In the long portfolio Santa Barbara Asset Management looks for certain characteristics that support the stable growth thesis. In developing our short candidates, we look for the opposite conditions: low barriers to entry, lack of competitive advantage, over levered balance sheet, and fundamental headwinds within an industry or specific to a company.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares

Cumulative Total Returns as of 1/31/09

Since inception (12/30/2008)
Nuveen Santa Barbara Growth Plus Fund
A Shares at NAV	-3.15%
A Shares at Offer	-8.72%
Lipper Long/Short Equity Funds Index[1]	-3.04%
Russell 1000 Growth Index[2]	-1.19%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.37	$19.36	$19.37	$19.38
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 1/31/09

A Shares	NAV	Offer
Since Inception	-3.15%	-8.72%

C Shares	NAV	w/CDSC
Since Inception	-3.20%	-4.17%

R3 Shares	NAV
Since Inception	-3.15%

I Shares	NAV
Since Inception	-3.10%

Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	2.30%	-3.58%

C Shares	NAV	w/CDSC
Since Inception	2.30%	1.30%

R3 Shares	NAV
Since Inception	2.30%

I Shares	NAV
Since Inception	2.30%

Top Five Common Stock Holdings[4]
Varian Medical Systems, Inc.	4.2%
XTO Energy, Inc.	4.2%
Praxair, Inc.	3.9%
Accenture Limited	3.8%
Gilead Sciences, Inc.	3.8%

Fund Allocation[1]
Common Stocks	116.5%
Investment Companies	7.1%
Common Stocks Sold Short	(28.6)%
Other[2]	5.0%

Portfolio Statistics
Net Assets ($000)	$969
Number of Common Stocks[3]	41

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.32%	2.18%	12/30/08
Class C	3.07%	2.93%	12/30/08
Class R3	2.57%	2.43%	12/30/08
Class I	2.07%	1.93%	12/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total net assets as of January 31, 2009. Holdings are subject to change.

2	Other assets less liabilities.

3	Excluding common stocks sold short.

4	As a percentage of total investments (excluding common stocks sold short) as of January 31, 2009. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 1/31/09 Nuveen Santa Barbara Growth Plus Fund

Industries[1]
Health Care Equipment & Supplies	15.7%
Machinery	6.7%
IT Services	5.9%
Health Care Providers & Services	5.6%
Aerospace & Defense	4.9%
Oil, Gas & Consumable Fuels	4.4%
Road & Rail	4.4%
Chemicals	4.1%
Biotechnology	4.1%
Communications Equipment	4.0%
Consumer Finance	3.9%
Media	3.9%
Energy Equipment & Services	3.8%
Commercial Services & Supplies	3.7%
Pharmaceuticals	3.7%
Food Products	2.8%
Software	1.8%
Household Durables	1.8%
Other	14.8%
1	As a percentage of total common stocks (excluding common stocks sold short) as of January 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 33 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/30/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/09)	$968.50	$968.00	$968.50	$969.00	$1,002.87	$1,002.20	$1,002.65	$1,003.10
Expenses Incurred During Period	$1.63	$2.29	$1.84	$1.40	$1.66	$2.33	$1.87	$1.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.82%, 2.57%, 2.07% and 1.57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the 33 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 116.5%

	Aerospace & Defense – 5.7%

900	Raytheon Company	$45,558

200	United Technologies Corporation, (3)	9,598
	Total Aerospace & Defense	55,156

	Air Freight & Logistics – 0.9%

300	Expeditors International of Washington, Inc., (3)	8,343
	Biotechnology – 4.7%

900	Gilead Sciences, Inc., (2), (3)	45,693
	Chemicals – 4.8%

750	Praxair, Inc., (3)	46,695
	Commercial Services & Supplies – 4.3%

1,350	Waste Management, Inc., (3)	42,107
	Communications Equipment – 4.6%

1,300	QUALCOMM, Inc., (3)	44,915
	Construction & Engineering – 1.8%

450	Jacobs Engineering Group, Inc., (2), (3)	17,402
	Consumer Finance – 4.6%

3,250	Western Union Company	44,395
	Diversified Financial Services – 1.8%

100	CME Group, Inc., (3)	17,391
	Electrical Equipment – 2.0%

600	Emerson Electric Company	19,620
	Energy Equipment & Services – 4.4%

1,050	Schlumberger Limited, (3)	42,851
	Food Products – 3.2%

200	Bunge Limited, (3)	8,588

300	Monsanto Company	22,818
	Total Food Products	31,406

	Health Care Equipment & Supplies – 18.3%

500	Alcon, Inc.	42,820

300	Becton, Dickinson and Company	21,801

250	C. R. Bard, Inc., (3)	21,393

1,100	Patterson Companies, Inc., (2), (3)	20,229

500	Stryker Corporation, (3)	21,120

1,350	Varian Medical Systems, Inc., (2), (3)	50,122
	Total Health Care Equipment & Supplies	177,485

	Health Care Providers & Services – 6.5%

350	Express Scripts, Inc., (2), (3)	18,816

900	Quest Diagnostics Incorporated	44,415
	Total Health Care Providers & Services	63,231

	Hotels, Restaurants & Leisure – 2.1%

350	McDonald’s Corporation	20,307

6

Shares	Description (1)	Value

	Household Durables – 2.1%

650	Stanley Works, (3)	$20,319
	Household Products – 2.0%

350	Procter & Gamble Company, (3)	19,075
	Insurance – 1.1%

450	AFLAC Incorporated	10,445
	IT Services – 6.9%

1,450	Accenture Limited	45,762

450	Affiliated Computer Services, Inc., (2)	20,637
	Total IT Services	66,399

	Machinery – 7.8%

450	Illinois Tool Works, Inc., (3)	14,697

450	ITT Industries, Inc., (3)	20,376

1,050	Parker Hannifin Corporation	40,121
	Total Machinery	75,194

	Media – 4.5%

1,700	Omnicom Group, Inc., (3)	44,013
	Office Electronics – 1.9%

2,700	Xerox Corporation, (3)	17,928
	Oil, Gas & Consumable Fuels – 5.2%

1,350	XTO Energy, Inc.	50,072
	Pharmaceuticals – 4.3%

550	Allergan, Inc.	20,966

500	Teva Pharmaceutical Industries Limited, Sponsored ADR	20,725
	Total Pharmaceuticals	41,691

	Road & Rail – 5.1%

600	Burlington Northern Santa Fe Corporation, (3)	39,750

250	Norfolk Southern Corporation	9,590
	Total Road & Rail	49,340

	Semiconductors & Equipment – 1.9%

1,400	Intel Corporation, (3)	18,060
	Software – 2.1%

900	Intuit, Inc., (2), (3)	20,385
	Textiles, Apparel & Luxury Goods – 1.9%

400	Nike, Inc., Class B, (3)	18,100
	Total Common Stocks (cost $1,164,724)	1,128,018

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 7.1%

900	i-Shares Russell 1000 Growth Index Fund, (3)	$31,590

450	SPDR Trust Series 1 (4)	37,211
	Total Investment Companies (cost $73,746)	68,801

	Total Investments (cost $1,238,470) – 123.6%	1,196,819

7

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund (continued)

January 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (28.6)%

	Aerospace & Defense – (5.8)%

(800)	Boeing Company	$(33,848)

(600)	Rockwell Collins, Inc.	(22,608)
	Total Aerospace & Defense	(56,456)

	Air Freight & Logistics – (1.6)%

(300)	FedEx Corporation	(15,282)
	Commercial Services & Supplies – (2.1)%

(900)	Cintas Corporation	(20,475)
	Diversified Financial Services – (1.8)%

(300)	Intercontinental Exchange, Inc., (2)	(17,079)
	Food & Staples Retailing – (3.7)%

(1,300)	Walgreen Co.	(35,633)
	Health Care Equipment & Supplies – (4.8)%

(400)	Baxter International, Inc.	(23,460)

(700)	Medtronic, Inc.	(23,443)
	Total Health Care Equipment & Supplies	(46,903)

	Health Care Providers & Services – (2.1)%

(350)	Laboratory Corporation of America Holdings, (2)	(20,720)
	Hotels, Restaurants & Leisure – (4.4)%

(1,300)	Carnival Corporation	(23,647)

(700)	Darden Restaurants, Inc.	(18,354)
	Total Hotels, Restaurants & Leisure	(42,001)

	IT Services – (2.3)%

(600)	Computer Sciences Corporation, (2)	(22,104)
	Total Common Stocks Sold Short (proceeds $290,311)	(276,653)

	Other Assets Less Liabilities – 5.0%	48,421

	Net Assets – 100%	$968,587

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	SPDR Trust Series 1 issues exchange-traded funds called Standard & Poor’s (S&P) Depositary Receipts or “SPDRs.” The SPDR Trust holds all of the common stocks of the S&P 500 Composite Stock Price Index and intends to provide investment results that, before expenses, correspond to the price and yield of the S&P 500 Index.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

8

Statement of Assets and Liabilities (Unaudited)

January 31, 2009

Assets
Investments, at value (cost $1,238,470)	$1,196,819
Cash	50,426
Receivables:
Dividends	180
From Adviser	5,956
Total assets	1,253,381
Liabilities
Securities sold short, at value (proceeds $290,311)	276,653
Dividends payable for securities sold short	140
Accrued expenses:
12b-1 distribution and service fees	373
Other	7,628
Total liabilities	284,794
Net assets	$968,587
Class A Shares
Net assets	$242,188
Shares outstanding	12,500
Net asset value per share	$19.37
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.55
Class C Shares
Net assets	$242,024
Shares outstanding	12,500
Net asset value and offering price per share	$19.36
Class R3 Shares
Net assets	$242,133
Shares outstanding	12,500
Net asset value and offering price per share	$19.37
Class I Shares
Net assets	$242,242
Shares outstanding	12,500
Net asset value and offering price per share	$19.38

Net Assets Consist of:
Capital paid-in	$1,000,000
Undistributed net investment income (loss)	(1,480)
Accumulated net realized gain (loss) from investments and securities sold short	(1,940)
Net unrealized appreciation (depreciation) of investments and securities sold short	(27,993)
Net assets	$968,587

See accompanying notes to financial statements.

9

Statement of Operations (Unaudited)

For the Period December 30, 2008 (commencement of operations) through January 31, 2009

Dividend and Interest Income	$344
Expenses
Management fees	996
12b-1 service fees – Class A	57
12b-1 distribution and service fees – Class C	227
12b-1 distribution and service fees – Class R3	113
Dividend expense on securities sold short	140
Shareholders’ servicing agent fees and expenses	149
Custodian’s fees and expenses	502
Enhanced custody expense	63
Trustees’ fees and expenses	2
Professional fees	1,588
Shareholders’ reports – printing and mailing expenses	5,227
Federal and state registration fees	96
Other expenses	3
Total expenses before expense reimbursement	9,163
Expense reimbursement	(7,339)
Net expenses	1,824
Net investment income (loss)	(1,480)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and securities sold short	(1,940)
Net unrealized appreciation (depreciation) of investments and securities sold short	(27,993)
Net realized and unrealized gain (loss)	(29,933)
Net increase (decrease) in net assets from operations	$(31,413)

See accompanying notes to financial statements.

10

Statement of Changes in Net Assets (Unaudited)

For the Period December 30, 2008

(commencement of operations) through January 31, 2009

Operations
Net investment income (loss)	$(1,480)
Net realized gain (loss) from investments and securities sold short	(1,940)
Net unrealized appreciation (depreciation) of investments and securities sold short	(27,993)
Net increase (decrease) in net assets from operations	(31,413)
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	968,587
Net assets at the beginning of period	—
Net assets at the end of period	$968,587
Undistributed net investment income (loss) at the end of period	$(1,480)

See accompanying notes to financial statements.

11

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Growth Plus Fund (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund ordinarily invests in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform.

The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets in non-U.S. equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

The Fund offers Class A, C, R3 and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

12

Derivative Financial Instruments.

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 30, 2008 (commencement of operations) through January 31, 2009.

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio or from borrowing from the Fund’s custodian. Proceeds from selling short are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains or losses are included in “Net unrealized appreciation (depreciation) of investments and securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowing of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

13

Notes to Financial Statements (Unaudited) (continued)

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of January 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments	$1,196,819	$—	$—	$1,196,819
Securities sold short	(276,653)	—	—	(276,653)
Total	$920,166	$—	$—	$920,166

3. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/30/08 (commencement of operations) through 1/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

4. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the period December 30, 2008 (commencement of operations) through January 31, 2009, aggregated $1,249,608 and $9,198, respectively.

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At January 31, 2009, the cost of investments (excluding proceeds received on securities sold short) was $1,238,470.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received or securities sold short) at January 31, 2009, were as follows:

Gross unrealized:
Appreciation	$16,803
Depreciation	(58,454)
Net unrealized appreciation (depreciation) of investments	$(41,651)

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.9000%
For the next $125 million	.8825
For the next $250 million	.8750
For the next $500 million	.8625
For the next $1 billion	.8500
For net assets over $2 billion	.8350

14

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the Funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen, under which Santa Barbara manages the investment portfolio of the Fund. Santa Barbara is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that total operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense, underlying fund fees and expenses and extraordinary expenses) do not exceed 1.35% (1.60% after November 30, 2011) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2009, Nuveen owned all shares of each Class of the Fund.

During the period December 30, 2008 (commencement of operations) through January 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items. As the Trust was established prior to November 15, 2008, each Fund in the Trust will include SFAS No. 161 disclosures in the Trust’s interim report filed with the SEC as of July 31, 2009.

15

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2009(f)	$20.00	$(.03)	$(.60)	$(.63)	$—	$—	$—	$19.37	(3.15)%	$242	9.92	%*	(9.54	)%*	1.82	%*	(1.45	)%*	1.82	%*	(1.45	)%*	1%
Class C (12/08)
2009(f)	20.00	(.04)	(.60)	(.64)	—	—	—	19.36	(3.20)	242	10.66	*	(10.28	)*	2.57	*	(2.19	)*	2.57	*	(2.19	)*	1
Class R3 (12/08)
2009(f)	20.00	(.03)	(.60)	(.63)	—	—	—	19.37	(3.15)	242	10.16	*	(9.78	)*	2.07	*	(1.69	)*	2.07	*	(1.69	)*	1
Class I (12/08)
2009(f)	20.00	(.02)	(.60)	(.62)	—	—	—	19.38	(3.10)	242	9.66	*	(9.28	)*	1.57	*	(1.19	)*	1.57	*	(1.19	)*	1

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense, underlying fund fees and expenses and extraordinary expenses), where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2009(f)	.15%*	.07%*

(f)	For the period December 30, 2008 (commencement of operations) through January 31, 2009.

See accompanying notes to financial statements.

16

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on November 19, 2008, (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), unanimously approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Santa Barbara Asset Management (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreement and Sub-Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

17

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information relevant to the investment strategy anticipated to be used by the Fund. In this regard, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from September 2008 to October 2008 and annualized return information for the period from July 2008 to October 2008.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending June 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Fund, if any. See

18

Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Fund’s principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

19

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

20

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Santa Barbara Asset Management 200 East Carrillo Street Suite 300 Santa Barbara, CA 93101	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

21

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SBGP-0109D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

See Portfolio of Investments in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 9, 2009

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 9, 2009